As filed with the Securities and Exchange Commission on April 29, 2024
Registration Nos. 033-59692 and 811-07584

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 222	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 223	☒
(Check appropriate box or boxes)
RYDEX SERIES FUNDS
(Exact Name of Registrant as Specified in Charter)

c/o Guggenheim Investments

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of Principal Executive Offices) (Zip Code)
(301) 296-5100
(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

1209 Orange Street
Wilmington, Delaware, 19801
County of New Castle
(Name and Address of Agent for Service)

Copies to:
Amy J. Lee Guggenheim Investments 702 King Farm Boulevard Suite 200 Rockville, MD 20850	Laura E. Flores W. John McGuire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004
It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Front Cover

Mutual Funds	|	Alternative and Commodities	|	5.1.2024
Guggenheim Funds Prospectus
Class A, Class C and Institutional Class
Ticker Symbol			Fund Name
Class A	Class C	Institutional
RYMQX	RYMRX	RYIMX	Multi-Hedge Strategies Fund
RYMTX	RYMZX	RYIFX	Managed Futures Strategy Fund
RYMEX	RYMJX		Commodities Strategy Fund
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
RALTAC-1-0524x0525	guggenheiminvestments.com

FUND SUMMARIES
(Includes Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Multi-Hedge Strategies Fund

INVESTMENT OBJECTIVE
The Multi-Hedge Strategies Fund (the “Fund”) seeks long-term capital appreciation with less risk than traditional equity funds.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares, Class C shares or Institutional shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without an initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example shown below. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 83 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 73 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%	None
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees of the Fund and the Subsidiary	1.19%	1.19%	1.19%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	0.41%	0.41%	0.41%
Other Expenses of the Fund[2]	0.00%	0.00%	0.00%
Other Expenses of the Subsidiary	0.01%	0.01%	0.01%
Short Sales Dividend and Interest Expense	0.40%	0.40%	0.40%
Acquired Fund Fees and Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses[3]	2.04%	2.79%	1.79%
Fee Waiver (and/or expense reimbursement)[4]	-0.06%	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[3]	1.98%	2.73%	1.73%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
Other Expenses of the Fund were less than 0.01% for the fiscal year ended December 31, 2023.
3
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
1 | PROSPECTUS

4
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In addition, the Advisor also has contractually agreed, through May 1, 2025, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$666	$1,071	$1,500	$2,690
Class C	$376	$851	$1,453	$3,079
Institutional	$176	$549	$947	$2,061
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$276	$851	$1,453	$3,079
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The Advisor may use one or more variations of any or all of the strategies described below. The Advisor’s decision to allocate assets to a particular strategy or strategies is based on a proprietary evaluation of the strategy’s risk and return characteristics.
Long/Short Equity—Pursuant to long/short equity investment strategies, portfolio managers seek to profit from investing on both the long and short sides of equity markets;
Equity Market Neutral—Pursuant to equity market neutral investment strategies, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;
Fixed Income Strategies—Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities, and leveraging long and short positions in related securities;
Merger Arbitrage—Pursuant to merger arbitrage investment strategies, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and
Global Macro—Pursuant to global macro strategies, portfolio managers seek to profit from changes in currencies, commodity prices, fixed income securities, equity securities, and market volatility.
PROSPECTUS | 2

Each of these investment strategies may result in a directional bias depending upon the net effect of their constituent holdings. In general, a directional bias seeks to benefit from market movements in one direction or the other and is designed to have high (positive or negative) correlation with market returns. In contrast, a non-directional bias seeks to produce returns that are independent of market returns, resulting in a low correlation with market returns. The Advisor allocates assets to strategies that are both directional and non-directional and expects that the positioning (long or short) of the directional strategies will vary over time.
The Fund may use leverage to the extent permitted by applicable law. The Fund’s use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.
The Fund may be long or short in a broad mix of financial assets including small-, mid-, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts (“ADRs”), closed-end funds, exchange-traded funds (“ETFs”), real estate investment trusts ("REITs") and corporate and sovereign debt. The Fund may write (sell) and purchase swap agreements, including credit default swap agreements. From time to time, the Fund's assets may have significant exposure to one or more market sectors.
Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”), satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure (long or short) to the investment returns of global commodities markets.
Because the Fund seeks to gain exposure to different industries and sectors in the economy, from time to time, the Fund may invest a significant percentage of its assets in issuers in one or more groups of industries or sectors of the economy. While the Fund’s sector and industry exposure may vary over time, as of March 31, 2024, the Fund has
3 | PROSPECTUS

significant exposure to the Consumer Discretionary Sector, Energy Sector, Financials Sector, Health Care Sector, Industrials Sector, and Real Estate Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the risks summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Borrowing Risk—The Fund may borrow for several purposes, including investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most
PROSPECTUS | 4

subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commodity Exposure Risk—The Fund may have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, commodity index volatility, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares. The Advisor anticipates that the Fund will have significant exposure to oil and other energy-related commodities. As a result, the Fund’s performance is subject to the volatility of global oil prices, and the risk that oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances may adversely affect the Fund’s performance.
Commodity-Linked Derivatives Investment Risk—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder’s interest in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate
5 | PROSPECTUS

significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. The Fund also may incur transaction costs in connection with conversions between foreign currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's NAV per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap
PROSPECTUS | 6

transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risk in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
7 | PROSPECTUS

Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service (the “IRS”) may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to
PROSPECTUS | 8

potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return. Leverage may also arise through the use of borrowings for investment purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The 1940 Act limits the Fund from borrowing in an amount no more than 33 1/3% of its assets.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
There is no guarantee that the Fund will be able to neutralize or limit exposure to general stock market risk. The Fund’s use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund’s short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
9 | PROSPECTUS

Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S. REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of March 31, 2024, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
PROSPECTUS | 10

Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and
11 | PROSPECTUS

leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Strategy Allocation Risk—The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies (“RICs”), the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. More information about this, and other, requirements for qualification as a RIC can be found in the Fund’s SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary will be qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
Options entered into by the Fund may also be subject to the federal income tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations,
PROSPECTUS | 12

dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares, Class C shares and Institutional shares of the Fund as an average over different periods of time in comparison to the performance of the S&P 500® Index, a broad-based market index, and the HFRX Global Hedge Fund Index, a comparative benchmark that measures the performance of strategies similar to those implemented by the Fund. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. On August 31, 2017, the Fund's principal investment strategies were revised; therefore, the performance and average annual total returns shown for periods prior to August 31, 2017 may have differed had the Fund's current principal investment strategies been in effect during those periods.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2021	5.27%
Lowest Quarter	March 31, 2018	-2.95%
13 | PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2023)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	2.46%	3.19%	1.62%
Return After Taxes on Distributions	1.20%	2.79%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares	1.47%	2.30%	1.15%
Class A—Before Taxes	-0.68%	2.95%	1.87%
Institutional Class—Before Taxes	4.51%	4.22%	2.62%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
HFRX Global Hedge Fund Index[1] (reflects no deduction for fees, expenses or taxes)	3.10%	3.46%	1.41%
1
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.
PURCHASE AND SALE OF FUND SHARES
To purchase Institutional shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria. The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
For Institutional shares, if you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent or through a financial intermediary in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.
PROSPECTUS | 14

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you. For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
15 | PROSPECTUS

Managed Futures Strategy Fund

INVESTMENT OBJECTIVE
The Managed Futures Strategy Fund (the “Fund”) seeks to achieve absolute returns.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares, Class C shares or Institutional shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without an initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example shown below. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 83 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 73 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%	None
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees of the Fund and the Subsidiary	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	0.60%	0.58%	0.57%
Other Expenses of the Fund	0.56%	0.54%	0.53%
Other Expenses of the Subsidiary	0.04%	0.04%	0.04%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.92%	2.65%	1.64%
Fee Waiver (and/or expense reimbursement)[3]	-0.15%	-0.15%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.77%	2.50%	1.49%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In addition, the Advisor also has contractually agreed, through May 1, 2025, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any
PROSPECTUS | 16

management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$646	$1,008	$1,393	$2,469
Class C	$353	$781	$1,335	$2,845
Institutional	$152	$473	$818	$1,790
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$253	$781	$1,335	$2,845
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve absolute returns. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity, or equity markets.
The strategies may be quantitative or fundamental in nature and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector, or market.
The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector or market that the Advisor expects to fall in value. The Fund also may take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and also may take a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund’s positions and strategies.
The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund’s short positions will be fully covered consistent with applicable law at all times.
The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.
17 | PROSPECTUS

The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements; exchange-traded notes (“ETNs”); and common stock. Certain of the ETFs and pooled investment vehicles in which the Fund may invest are managed and serviced by the Advisor and/or its affiliates. The Fund may purchase and sell options and futures contracts and swap agreements. Certain of the Fund's investments may expose the Fund to the risks of investing in emerging market countries.
Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”), satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.
The Fund’s derivatives investments will be used both to obtain exposure to the commodity, currency, equity, and fixed income markets and to manage risk and limit exposure created by certain of the Fund’s investments. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also intends to enter into short sales and invest in short positions of certain investments.
The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits. The Fund also may invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.
The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest up to 25% of its assets in municipal securities.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations
PROSPECTUS | 18

(“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.
The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure (long or short) to the investment returns of global commodities markets.
Because the Fund seeks to gain exposure to the commodity, currency, equity, and fixed income markets, the Fund, from time to time, may have significant indirect exposure through its derivatives investments to one or more of those markets or sectors comprising those markets.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the risks summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks,
19 | PROSPECTUS

including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commodity Exposure Risk—The Fund may have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, commodity index volatility, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares. The Advisor anticipates that the Fund will have significant exposure to oil and other energy-related commodities. As a result, the Fund’s performance is subject to the volatility of global oil prices, and the risk that oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances may adversely affect the Fund’s performance.
Commodity-Linked Derivatives Investment Risk—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder’s interest in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the
PROSPECTUS | 20

Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. The Fund also may incur transaction costs in connection with conversions between foreign currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's NAV per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The
21 | PROSPECTUS

successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risk in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—The Fund may invest in equity index futures, which subjects the Fund to equity securities risk. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities comprising a reference index or the equity market generally may adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders.
Exchange-Traded Notes (“ETNs”) Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure
PROSPECTUS | 22

may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
23 | PROSPECTUS

Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service (the “IRS”) may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Investment Technique Risk—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
PROSPECTUS | 24

OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies (“RICs”), the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. More information about this, and other, requirements for qualification as a RIC can be found in the Fund’s SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary will be qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income
25 | PROSPECTUS

attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
Options entered into by the Fund may also be subject to the federal income tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
Volatility Futures Risk—The Fund may invest in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the reference index, and may have the potential for unlimited loss.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares, Class C shares and Institutional shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
PROSPECTUS | 26

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2022	11.42%
Lowest Quarter	June 30, 2015	-7.55%
AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2023)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	1.88%	5.15%	1.25%
Return After Taxes on Distributions	1.66%	4.05%	0.08%
Return After Taxes on Distributions and Sale of Fund Shares	1.11%	3.50%	0.41%
Class A—Before Taxes	-1.27%	4.91%	1.51%
Institutional Class—Before Taxes	3.97%	6.22%	2.27%
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.05%	1.89%	1.26%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
27 | PROSPECTUS

•
John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.
PURCHASE AND SALE OF FUND SHARES
To purchase Institutional shares of the Fund, you generally must invest a minimum amount of $2 million in the Fund or meet certain other eligibility criteria. The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
For Institutional shares, if you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent or through a financial intermediary in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you. For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 28

Commodities Strategy Fund

INVESTMENT OBJECTIVE
The Commodities Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI® Commodity Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 83 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 73 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees of the Fund and the Subsidiary	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.62%	0.62%
Other Expenses of the Fund	0.57%	0.57%
Other Expenses of the Subsidiary	0.05%	0.05%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses[2]	1.80%	2.55%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.19%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.61%	2.35%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In addition, the Advisor also has contractually agreed, through May 1, 2025, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
29 | PROSPECTUS

4
The Advisor has contractually agreed, through May 1, 2025, to waive and/or reimburse the Fund's expenses in an amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$631	$971	$1,334	$2,353
Class C	$338	$748	$1,284	$2,751
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$238	$748	$1,284	$2,751
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the underlying index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity-linked derivative instruments, which primarily consist of swap agreements, commodity options, and futures and options on futures. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”), satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant. To the extent the underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund’s investment exposure will tend to be heavily weighted toward oil and other energy-related commodities and agricultural commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
PROSPECTUS | 30

The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure (long or short) to the investment returns of global commodities markets.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the risks summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the
31 | PROSPECTUS

underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commodity Exposure Risk—The Fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, commodity index volatility, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Because the Fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares. The Advisor anticipates that the Fund will have significant exposure to oil and other energy-related commodities and agricultural commodities. As a result, the Fund’s performance is subject to the volatility of global oil prices, and the risk that oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances may adversely affect the Fund’s performance.
Commodity-Linked Derivatives Investment Risk—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder’s interest in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument
PROSPECTUS | 32

also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any, may result in greater volatility of the Fund's NAV per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
33 | PROSPECTUS

Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Financials Sector Risk—The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including exchange-traded funds (“ETFs”) closed-end funds, affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will
PROSPECTUS | 34

incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service (the “IRS”) may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Investment Technique Risk—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.
Leveraging Risk—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value   of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
35 | PROSPECTUS

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
PROSPECTUS | 36

Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies (“RICs”), the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. More information about this, and other, requirements for qualification as a RIC can be found in the Fund’s SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary will be qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
Options entered into by the Fund may also be subject to the federal income tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt
37 | PROSPECTUS

trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2022	32.09%
Lowest Quarter	March 31, 2020	-43.64%
AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2023)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	-7.81%	6.49%	-5.66%
PROSPECTUS | 38

	1 Year	5 Years	10 Years
Return After Taxes on Distributions	-10.93%	-2.70%	-11.14%
Return After Taxes on Distributions and Sale of Fund Shares	-4.63%	0.56%	-6.02%
Class A—Before Taxes	-10.70%	6.24%	-5.41%
Index
S&P GSCI® Commodity Index (reflects no deduction for fees, expenses or taxes)	-4.27%	8.72%	-3.60%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
39 | PROSPECTUS

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 40

More Information About the Trust and the Funds

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class A shares, Class C shares and Institutional shares of the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (collectively, the “Funds”).
For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in the funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, a fund may not be permitted to accept such an investment by another investment company if the fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4.
INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.
The Commodities Strategy Fund may change its underlying index without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days’ prior notice of any such change.

If the Commodities Strategy Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund’s underlying index. When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.
With respect to each Fund's investment in its respective Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Funds' SAI for more information about the operation and management of each Subsidiary.
PRINCIPAL INVESTMENT STRATEGIES
While the Funds seek to target return characteristics similar to those achieved by certain hedge fund strategies, the Funds are registered investment companies and, thus, are subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Funds are not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve their investment objectives through the use of investment techniques that differ from those employed by hedge funds.
Managed Futures Strategy Fund and Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for each Fund. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.
Managed Futures Strategy Fund.  The Fund’s investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures” is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For these purposes “managed futures” are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.
Multi-Hedge Strategies Fund. The Advisor develops and implements investment strategies designed to achieve the Fund’s objective. Quantitative and qualitative inputs are used to determine the optimal mix of strategies for the Fund. The Advisor places particular emphasis on controlling risk at the Fund and strategy level.
41 | PROSPECTUS

Based on market observations and internal and external research, the Advisor employs directional and non-directional strategies which can be categorized into traditional hedge fund styles, including but not limited to Equity Long/Short, Equity Market Neutral, Global Macro, Merger Arbitrage, and Fixed Income Strategies. These strategies are then combined with the objective of creating returns which are differentiated from those of traditional equities and bonds over longer time periods. The Advisor utilizes several proprietary quantitative models and market insights to allocate between its investment strategies with the intent of generating capital appreciation while managing risk.
Directional and Non-Directional Positions
A directional position is designed to have a high correlation (positive or negative) with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500® futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund may employ a variety of directional positions. Below are brief descriptions of those directional positions the Fund expects to frequently employ to some extent.
•
An Equities position involves obtaining long or short exposure to a basket of stocks or derivatives thereof, such as index futures.
•
A Fixed Income position involves obtaining long or short exposure to a basket of cash bonds, bond futures and/or credit default swaps.
•
A Commodity position involves obtaining long or short exposure to precious metals, livestock, grains, and other basic goods or materials generally through derivatives investments.
•
A Currency position consists of purchasing or selling a basket of foreign currencies against the U.S. dollar.
•
A Covered Call Options position involves investing in written call options on underlying securities which the Fund already owns.
•
A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.
A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund may employ a variety of non-directional positions. Below are brief descriptions of those non-directional positions the Fund expects to frequently employ to some extent.
•
An Equity Market Neutral strategy involves purchasing a basket of securities the Advisor deems attractive, while shorting a basket of securities the Advisor deems unattractive with the intention of minimizing equity market risk (i.e., equity beta).
•
A Closed-End Fund Arbitrage strategy involves purchasing a basket of closed-end funds trading at discounts to their NAVs while shorting stocks, ETFs, futures or other derivatives that best reflect the closed-end funds' systematic risks. The portfolio is structured to minimize market exposure, while capturing the narrowing of closed-end fund discounts.
•
A Merger Arbitrage strategy position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are components of acquisition values. The portfolio’s risk is a function of the unsuccessful completion of merger deals, which generally has little correlation with equity market returns.
•
A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and short positions are approximately equal and has limited market exposure.
•
A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.
•
A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.
•
A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.
PROSPECTUS | 42

•
A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.
Commodities Strategy Fund. In managing the Fund, the Advisor uses a “passive” investment strategy to manage the Fund’s portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor’s primary objective for the Fund is to correlate, as closely as possible, with the performance of the Fund’s underlying index. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its underlying index. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.
In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendments could cause some Funds to change their names or investment policies and make other operational adjustments. Implementation of any such change, which would need to be made prior to December 2025, could adversely affect a Fund’s operations and investment strategies. The extent of the impact of the amendments is still uncertain and under assessment.
Securities Lending. The Funds participate in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank. Securities lending involves the risk that a Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. As a result, a Fund could lose money if it experiences a delay in recovering the loaned securities or if it is ultimately unable to recover the securities. Although each Fund receives collateral (often in the form of repurchase agreements) based on the value of the loaned securities and indemnifications from its lending agent, a Fund could still lose money if the value of the collateral declines, including the value of any investments made with cash collateral, or if the lending agent fails to perform its obligations under its lending agreement with the Fund. A Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to shareholders. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those activities as qualified dividend income.
Investment in the Subsidiaries. Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”
It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Each Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act.
The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund’s investment in its Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.
To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same leverage limitations and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies and procedures as the Fund. The Subsidiaries are managed by the Advisor and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in its Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.
43 | PROSPECTUS

For more information about the operation and management of the Funds’ Subsidiaries, please see “Investment Policies, Techniques, and Risk Factors” in the Funds’ SAI.
PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information about the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment adviser can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed and Mortgage-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities also are subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities.
PROSPECTUS | 44

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability
45 | PROSPECTUS

to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly
PROSPECTUS | 46

subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign
47 | PROSPECTUS

banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Borrowing Risk—The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law, including borrowings from banks for investment-related purposes such as purchasing securities believed to be desirable by the Advisor. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Fund participates in a secured line of credit with BNP Paribas (the “Line of Credit”) that may be used for borrowings for investment purposes, as well as other permitted borrowings. The Fund may pay a commitment or other fee to maintain the Line of Credit, in addition to the stated interest rate. Loans are typically secured by assets of the Fund. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice.
Capitalization Securities Risk—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio or underlying index or other benchmark may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, it is subject to the risk that the predominate capitalization range represented in its portfolio may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Cash and Cash Equivalents Risk—When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash
PROSPECTUS | 48

equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, the Fund’s investment in CLO securities will provide it with indirect exposure to the CLOs; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose the Fund to risks similar to fixed income securities and also expose the Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs
49 | PROSPECTUS

may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.
Commodity Exposure Risk—The Fund’s direct and indirect investments in commodity-linked investments and exposure to the commodity markets, generally, presents unique risks, and such risks may be heightened under adverse market or economic conditions. Investing in commodity-linked derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, is speculative and such investments can be extremely volatile. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, interest rates, or sectors affecting a particular industry or commodity. Market prices of commodities (which are currently especially volatile) may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases and other public health emergencies; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. For example, the energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The current or “spot” prices of physical commodities also may affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets. In addition, commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may affect the value of the Fund’s shares. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
Commodity-Linked Derivatives Investment Risk—The value of a commodity-linked derivatives investment typically is based upon the price movements (which are currently especially volatile) of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. As a result, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, and public health emergencies, embargoes, tariffs and international economic, political and regulatory developments. Commodity-linked investments may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. In addition, commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates, which risks are especially heightened under current conditions. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can subject a fund to additional regulation and disadvantageous tax treatment. Legal and regulatory changes also can affect the value of these investments.
The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or
PROSPECTUS | 50

maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.
Index-Linked and Commodity-Linked “Structured” Securities—The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.
The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices (which are currently especially volatile). In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities and their issuers. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are rising.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obliger to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising or when refinancing obligations become more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an
51 | PROSPECTUS

instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of a liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Ratings, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service, Inc., and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Advisor’s credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which the Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service, Inc. or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated.
Currency Risk—The Fund’s direct and/or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions,
PROSPECTUS | 52

the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives.
The Fund may engage in transactions and derivatives designed to reduce the Fund’s exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions.
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences also could result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Fund, the Advisor or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Advisor or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Depositary Receipt Risk—The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. Dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory,
53 | PROSPECTUS

market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives also may expose the Fund to the performance of securities that the Fund does not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading
PROSPECTUS | 54

Commission (the “CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.
Credit Default Swap Risk—The Multi-Hedge Strategies Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures also are subject to leveraging risk and can be subject to liquidity risk. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund's strategies. Options also are particularly subject to leverage risk and can be subject to
55 | PROSPECTUS

liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Early Closing Risk—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets, such as in response to certain trading halts triggered by circuit breakers, may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.
Emerging Markets Risk—The Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree, as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack of or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
PROSPECTUS | 56

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes (“ETNs”) Risk—The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived by the Fund from ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Investing in foreign investments, including investing in foreign securities through ADRs and ETFs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopoltical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less
57 | PROSPECTUS

liquid, less valuable or more difficult to value, or worthless. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Ratings, Inc. or “Ba” category or lower by Moody’s Investors Service, Inc. or are unrated and have been determined by the Advisor to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of the Fund’s investments (directly or
PROSPECTUS | 58

indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Advisor’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
Increasing Government and Other Public Debt Risk—Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. The impact of interest rate changes on fixed-income and other debt instruments depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value, and other features of the security.
59 | PROSPECTUS

Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, as is the case currently, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Prepayment and Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment and Extension Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, also are subject to interest rate risk, and may be adversely affected by changes in interest rates, although such instruments generally react differently to changes in interest rates than instruments with positive durations. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain of the Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” below for a summary of associated risks. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
The U.S. Federal Reserve (the “Federal Reserve”) has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where the Fund trades. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), also can result in increased redemptions from the Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Fund.
PROSPECTUS | 60

Current Fixed Income and Debt Market Conditions—Fixed income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
Inflation Risk—Certain of the Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund's assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached unusually high levels in recent periods and the Federal Reserve has increased interest rates significantly to seek to reduce it.
Certain of the Fund’s derivatives investments also may be adversely affected by changes in interest rates. For example, if the Fund is receiving a fixed rate payment stream, it will be adversely affected by rising interest rates and vice versa. In addition, rising interest rates may increase the costs associated with certain derivatives (e.g., interest paid for the use of margin proceeds) used to implement the Fund’s strategy. If the Fund invests in derivatives tied to fixed income or related markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio also may be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investment in Investment Vehicles Risk—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.
Closed-End Fund Risk—The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their NAV. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.
Exchange-Traded Fund (“ETF”) Risk—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange
61 | PROSPECTUS

(such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” also will vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s Investors Service, Inc. or unrated but assessed by the Advisor to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
PROSPECTUS | 62

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value, and the Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund, thus, is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
The Fund values its assets on each Business Day (each day the NYSE is open for business). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
The Fund is exposed to, through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may
63 | PROSPECTUS

default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states.
The Advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Advisor or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Fund currently invests in its Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
Investment Technique Risk—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options, and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.
PROSPECTUS | 64

Large-Capitalization Securities Risk—The Fund may be subject to the risk that large-capitalization securities may underperform, or outperform, if the Fund has net short exposure to large-capitalization securities, other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Commodities Strategy Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The Managed Futures Strategy Fund and Multi-Hedge Strategies Fund may invest in leveraged instruments in pursuit of their investment objectives. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of derivative instruments, when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin or collateral requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses. The value of the Commodities Strategy Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund’s investment strategies involve the use of leverage. Leverage also will have the effect of magnifying tracking error.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially may be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s fair valuation policy and procedures and the Advisor’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). The Fund (or the Advisor) rely on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third
65 | PROSPECTUS

parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund’s ability to effectively value investments or calculate NAV may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. If the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, the Fund may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Shareholder Information – Calculating Net Asset Value” and the Fund’s shareholder reports. Proportions of the Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Advisor and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Advisor and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.
The Advisor may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for the Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable the Fund to achieve its investment objective and the Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Advisor’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. The Fund may also be adversely affected by the Advisor’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.
Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against
PROSPECTUS | 66

certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets and the Fund’s investments may underperform general securities markets or other investments. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Advisor potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as recent conditions, which also have resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption also could prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Mid-Capitalization Securities Risk—The Fund may be subject to the risk that mid-capitalization securities may underperform, or outperform, if the Fund has net short exposure to mid-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than
67 | PROSPECTUS

securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Diversification Risk—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index. The Fund invests in securities included in, or representative of, its underlying index regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining or rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.
Portfolio Turnover Risk—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short-term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.
Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.
Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
PROSPECTUS | 68

Real Estate Investment Trusts (“REITs”) Risk—REITs are exposed to the risks affecting real estate investments generally, in addition to other investment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT and may be more volatile and/or less liquid than other types of securities. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.
Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. U.S. REITs also are subject to unique federal tax requirements. A U.S. REIT that fails to comply with federal income tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Advisor. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applicable to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws may impact the performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies, such as the Fund. The full impact of the rule amendments on the Fund is uncertain and under assessment.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that
69 | PROSPECTUS

may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Sector Risk—The Fund is subject to one or more of the Sector Risks described below. For information about the specific Sector Risk applicable to the Fund, please see the Fund's Summary section.
Consumer Discretionary Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Discretionary Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector ("Consumer Discretionary Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of Consumer Discretionary Companies has historically been closely tied to the performance of the overall economy, and may be widely affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. In addition, Consumer Discretionary Companies may be adversely affected and lose value more quickly in periods of economic downturns. The products offered by Consumer Discretionary Companies may be viewed as luxury items during times of economic downturn.
Energy Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Energy Sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the Energy Sector ("Energy Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The prices of the securities of Energy Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies. The prices of the securities of Energy Companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy resources, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.
Financials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Financials Sector that the Fund purchases will underperform the market as a whole. To the extent the Fund’s investments are exposed to issuers conducting business in the Financials Sector ("Financials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Financials Companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Events affecting the Financials Sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain Financials Companies to incur large losses. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies also may be subject to severe price competition.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Health Care Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Health Care Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Health Care Sector ("Health Care Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions
PROSPECTUS | 70

and/or increased competition affecting the Health Care Sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by Health Care Companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a Health Care Company’s market value and/or share price.
Industrials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Industrials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Industrials Sector ("Industrials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of Industrials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of Industrials Companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.
Real Estate Sector Risk—The Fund invests in the securities of real estate companies, including REITs. The Fund is subject to the risk that the securities of real estate companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting their business in the Real Estate Sector ("Real Estate Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. Investments in Real Estate Companies also may subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. As the demand for, or prices of, real estate increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment. For more information regarding the potential risks of investing in REITs, please see "Real Estate Investment Trusts (“REITs”) Risk” above.
Shareholder Trading Risk—The Advisor expects a significant portion of the Fund’s assets to come from investors who take part in certain strategic and tactical asset allocation programs that involve frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which correspondingly may increase the transaction expenses borne by the Fund, including brokerage commissions or dealer mark-ups/markdowns and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with frequent trading activity and high portfolio turnover will have a negative impact on longer-term investments.
Short Sales and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause the Fund to have higher expenses than those of
71 | PROSPECTUS

equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform, or outperform, if the Fund has net short exposure to small-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Strategy Allocation Risk—The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the Fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the Fund had a single investment strategy. In addition, underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to RICs the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” More information about this and other requirements for qualification as a RIC can be found in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code. Generally, income derived from direct and certain indirect investments in commodities is not qualifying income. However, the Fund has received a private letter ruling from the IRS that concludes that the income attributable to the
PROSPECTUS | 72

Fund's investment in the Subsidiary constitutes qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that it is derived from the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived from its business of investing in stock, securities or currencies and accordingly, to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. In addition, the amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
Options entered into by the Fund also may be subject to the federal tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Temporary Defensive Investment Risk—The Fund may be affected by a general decline in market specific market segments or the market as a whole (the risk of which is particularly acute under current conditions). The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in the Fund in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average®, may decline over
73 | PROSPECTUS

various time periods within a day. If the price of a security, a futures contract or an option declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the futures contracts, options or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security).
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. If it is not obligated by law to do so, there is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default.
Volatility Futures Risk—The Fund may invest in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the reference index, and may have the potential for unlimited loss.
Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.
More Information About the Commodities Strategy Fund’s Underlying Index

The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of the S&P GSCI® Commodity Index. The S&P GSCI® Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCI® Commodity Index is significantly different than the return from buying physical commodities. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PROSPECTUS | 74

Management of the Funds

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, and serves as investment adviser of the Funds. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of each Fund since its inception.
The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, each Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2023, based on the average daily net assets of the Fund, as set forth below:
Fund	Advisory Fee
Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%
When the aggregate assets of the Commodities Strategy Fund and each other series of the Trust (except for the Long Short Equity Fund, which is offered in a separate Prospectus, and the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by the Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.
Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.05%
˃ $2 billion	0.075%
Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary’s corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund’s Subsidiary as discussed in more detail under “Management of the Subsidiaries” below.
For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short sales dividend and interest expense, and extraordinary expenses.
For the Commodities Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through May 1, 2025 and shall automatically renew for one-year terms unless the Advisor provides written notice to a Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
The Advisor also has contractually agreed, through May 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The Advisor is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Advisor provides written notice to the Fund of the termination of the agreement.
75 | PROSPECTUS

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.
A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement in May 2023 is currently available in the Funds' June 2023 Semi-Annual Reports to Shareholders, which cover the period January 1, 2023 to June 30, 2023. A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement in May 2024 will be available in the Funds' June 2024 Semi-Annual Reports to Shareholders, which cover the period January 1, 2024 to June 30, 2024.
MANAGEMENT OF THE SUBSIDIARIES
As with the Funds, the Advisor is responsible for the selection of each Subsidiary’s investments and the administration of each Subsidiary’s investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management subject to the same terms as are provided to the Funds. The Subsidiaries also have entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Funds.
Each Subsidiary pays the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:
Subsidiary	Advisory Fee
Managed Futures Strategy CFC	0.90%
Multi-Hedge Strategies CFC	1.15%
Commodities Strategy CFC	0.75%
As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund’s Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds’ Board of Trustees. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. Each Subsidiary also will bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to each Subsidiary and not duplicative of services provided to the Funds. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds’ assets. Please see the SAI for more information about the organization and management of the Subsidiaries.
PORTFOLIO MANAGEMENT
The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Adrian Bachman and John Marchelya are jointly and primarily responsible for the day-to-day management of the Multi-Hedge Strategies Fund and Managed Futures Strategy Fund. Messrs. Byrum and Brendan Cain, Spencer Crane and Scott Miller are jointly and primarily responsible for the day-to-day management of the Commodities Strategy Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager—Mr. Byrum has been associated with the Advisor since 1993. Mr. Byrum was the inaugural portfolio manager for many of the Rydex products, including the Rydex leveraged and inverse funds, sector fund lineup and alternative investment portfolios. Today, Mr. Byrum continues to play an instrumental role in product development and investment strategy at Guggenheim Investments and oversees the trading, research and portfolio management activities of the quantitative strategies team, which focuses on target beta, alternative and asset allocation strategies. He is the chairman of the Investment Strategy Committee and is a member of the Risk Management Committee and Credit Review Committee. Prior to joining the Advisor, Mr. Byrum served in a brokerage capacity with Money Management Associates, the registered investment advisor to Rushmore Funds, Inc. He earned a B.S. in finance from the Miami University of Ohio. He also has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington.
PROSPECTUS | 76

Adrian Bachman, CFA, Director and Portfolio Manager—Mr. Bachman is a Portfolio Manager at Guggenheim and joined the firm in 2014. In addition to his portfolio management responsibilities, he also conducts research on various quantitative equity strategies. Before joining Guggenheim, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager at Arrow, he aided in the management of various alternative and equity funds and served on the firm’s investment committees. Before that, Mr. Bachman spent eleven years at Rydex Investments, now a part of Guggenheim. As portfolio manager, Mr. Bachman managed a sector rotation strategy and several sector funds and aided in the management of other tradable Rydex funds. Mr. Bachman has a B.S. in finance and international business from the University of Maryland, College Park, and has earned the Chartered Financial Analyst® designation.
Brendan Cain, CFA, Vice President and Portfolio Manager—Mr. Cain is a Portfolio Manager at Guggenheim Investments and joined the firm in 2006. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Mr. Cain has a B.A. in economics from Gettysburg College in Gettysburg, Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Spencer Crane, CFA, Vice President and Portfolio Manager—Mr. Crane is a Portfolio Manager at Guggenheim Investments and joined the firm in 2012. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Before joining Guggenheim, Mr. Crane was a management analyst with BCS, Inc., which was a contractor for the U.S. Department of Energy. Mr. Crane has a B.S. in finance from the Indiana University of Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
John Marchelya, Ph.D., Director and Senior Research Analyst— Mr. Marchelya is a Director and Senior Research Analyst at Guggenheim Investments and joined the firm in 2011. As a Senior Research Analyst, Mr. Marchelya works within the quantitative team to develop new strategies for alternative investments and asset allocation. Prior to joining Guggenheim in 2011, Mr. Marchelya served as a senior researcher and portfolio manager at Campbell and Company, a Commodities Trading Advisor (CTA) in Baltimore, MD, where he worked for 12 years. Mr. Marchelya holds a Ph.D. in Operations Research from Johns Hopkins University, M.S. in Engineering-Economic Systems from Stanford University, and a B.S. in Engineering from the University of Illinois at Urbana-Champaign.
Scott Miller, Vice President and Portfolio Manager—Mr. Miller is a Portfolio Manager at Guggenheim Investments and joined the firm in 2008. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also produces quantitative analyses and builds analytical tools that enhance the team’s ability to manage a diverse product line-up, track and mitigate risk, and capture trading and investment opportunities. Before joining Guggenheim, he worked for Catalyst Rx, State Street Corporation, and Institutional Shareholder Services. He has a B.A. in economics from Boston University and an MBA from Cornell University.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.
Shareholder Information

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV, plus any applicable sales charges.
Each Fund calculates its NAV by:
•
Taking the current market value of its total assets
77 | PROSPECTUS

•
Subtracting any liabilities
•
Dividing that amount by the total number of shares owned by shareholders
Each Fund calculates its NAV once each Business Day typically as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
On any day that the NYSE closes early, whether scheduled (e.g., days preceding or following generally observed holidays) or unscheduled (e.g., market closures due to trading halts), the Funds typically will calculate NAV as of the earlier closing time and advance the time by which purchase and redemption orders must be received accordingly.
On any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) - or as otherwise permitted by the SEC - each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, each Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE.
For more information, please call 800.820.0888 or visit the Guggenheim Investments website — www.guggenheiminvestments.com.
In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.
Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported on the valuation date, the last current bid price is used.
Commercial paper and discount notes with remaining maturities of greater than sixty (60) days at the time of purchase are valued using a pricing service. Commercial paper and discount notes with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, unless it is concluded that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service. With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.
The Advisor generally values the Funds’ derivatives investments at fair value using a variety of information.
Total return index swaps are generally fair valued using the official index closing price. Single name credit default swaps are generally fair valued using an evaluated price provided by a pricing service. If there is no evaluated price available, then single name credit default swaps are fair valued based on broker bid prices. Equity options are generally fair valued using the mid-price and commodity options are generally fair valued based on the underlying futures contract of the option. Futures contracts are generally fair valued based on the last sale price. Exchange-traded futures are generally fair valued based on the last sale price from the local market. Structured notes are generally fair valued in accordance with the terms of their agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.
PROSPECTUS | 78

For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.
The use of fair valuation in pricing an investment involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the investment might actually trade if a reliable market price were readily available.
Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.
More information about the valuation of the Funds’ holdings can be found in the SAI.
EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund’s NAV or the Fund’s cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.
Short Sales Dividend and Interest Expense—“Short Sales Dividend and Interest Expense” may be incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” also may include interest expense paid to third parties for the use of funds to be used to further implement a Fund’s strategy. For example, a Fund may pay interest to a swap counterparty for the use of its margin proceeds, which the Fund would then invest consistent with its investment strategy to seek to achieve its investment objective. A Fund engages in such activity when the Advisor believes the expected return from such investments will exceed and thus, offset the interest expense incurred, though there is no guarantee that such strategy will be successful. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.
Other Expenses—Each Fund’s “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.
Buying, Selling and Exchanging Fund Shares

Class A shares and Class C shares. Class A shares and Class C shares are offered primarily through authorized securities brokers and other financial intermediaries. Shares also are offered directly through the Funds' transfer agent, MUFG Investor Services (US), LLC.
Institutional shares. Institutional shares are offered directly through the Funds’ transfer agent, MUFG Investor Services (US), LLC, and also through authorized securities brokers and other financial intermediaries.
Institutional shares generally may be purchased by the following types of investors:
•
Institutional investors, such as corporations, pension and profit sharing plans, and foundations, who invest the minimum initial investment amount of $2 million in a Fund;
79 | PROSPECTUS

•
Investors who invest the minimum initial investment amount of $2 million directly with the Funds’ transfer agent, MUFG Investor Services (US), LLC;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds' Advisor or distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), and their affiliates;
•
Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;
•
College savings plan accounts under Section 529 of the Internal Revenue Code;
•
Funds of Funds advised by the Advisor or its affiliates; and
•
Funds of Funds advised by unaffiliated investment advisers.
If you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Funds’ transfer agent, MUFG Investor Services (US), LLC, in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.
The Funds reserve the right to waive the minimum initial investment amount, minimum account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you. In addition, the minimum initial investment amount, minimum account balance, and investor eligibility requirements for purchases of Institutional shares may be amended from time to time.
Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion takes place, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain necessary records to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Class A shares and Class C shares shareholders of a Guggenheim Investments fund that offers Institutional shares may convert their Class A shares or Class C shares into Institutional shares of that Fund if they meet the eligibility criteria for Institutional shares described above. Sales charges may apply to any such conversion. Please see “Sales Charges - Class A Shares and Class C Shares Sales Charges Applicable Upon Conversion” for more information.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional shares of the same Fund. Such conversions will occur at the NAV per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12-month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional shares through an individual retirement account (“IRA”) and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax adviser for more information.
For questions about Institutional shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.
PROSPECTUS | 80

OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Funds directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. If you are a legal entity, you must complete and return the Certification of Beneficial Owners Form in addition to your application and other required documents. Failure to provide this supporting documentation may result in a delay in processing your application.
•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. As discussed in greater detail under “Calculating Net Asset Value,” on any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ transfer agent, MUFG Investor Services (US), LLC, or an authorized dealer, subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the
81 | PROSPECTUS

current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.
METHOD	CUT-OFF TIME
	Managed Futures Strategy Fund and Multi-Hedge Strategies Fund	Commodities Strategy Fund
By Mail	Market Close	3:30 P.M., Eastern Time
By Phone	Market Close	3:30 P.M., Eastern Time
By Internet	Market Close	3:55 P.M., Eastern Time
By Financial Intermediary	Market Close*	Market Close*
*
Each financial intermediary may have its own rules about share transactions and may impose earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds’ next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Funds.
For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
[remainder of page intentionally left blank]
PROSPECTUS | 82

Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts described below are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus – “Sales Charge Waivers and Discounts Available Through Intermediaries.” The sales charge waivers and discounts available through certain other financial intermediaries set forth in Appendix A to this Prospectus – “Sales Charge Waivers and Discounts Available Through Intermediaries” – may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary’s related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
Class A Shares
Class A shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:
Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	*	*
*
For investments of $1 million or more, Class A shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”), including eligibility requirements for sales charge waivers or discounts that may be available to you.
CALCULATION OF CLASS A SHARES CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
HOW TO REDUCE YOUR CLASS A SHARES SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts
83 | PROSPECTUS

that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.
•
Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares or Class C shares of any other series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust and Transparent Value Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust with Class A shares of any other series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust during a 13-month period. At your written request, purchases of Class A shares made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.
•
Reinstatement Privilege. If you have redeemed Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds must receive your purchase order within 90 days of your redemption.
CLASS A SHARES SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following:
•
Directors and officers of the Funds or any other mutual funds managed by the Advisor or one or more of its affiliates;
•
Directors, officers and employees of Guggenheim Partners, LLC and its affiliates, and spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews of such directors, officers and employees (and their spouses);
•
Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
•
Retirement plans and retirement platforms that have assets of at least $1 million or at least 25 eligible employees;
PROSPECTUS | 84

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;
•
A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;
•
A registered broker-dealer or registered investment adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services including investment accounts for which a “wrap fee” is imposed; and
•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Advisor that provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Guggenheim Investments fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
CLASS A SHARES SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:
•
Class A shares purchased by reinvesting dividends and distributions.
•
When exchanging Class A shares of a Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds, Guggenheim Funds Trust or Transparent Value Trust, unless you are exchanging shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.
CLASS A SHARES SALES CHARGES APPLICABLE UPON CONVERSION
Shareholders of Class A shares that were not subject to an up-front sales charge because they invested $1 million or more in a Fund at the time of their initial investment and that are eligible to convert their shares into Institutional shares would be subject to a 1.00% CDSC if they elect to convert their Class A shares within 12 months of their purchase of such Class A shares. The 1.00% CDSC would be based on the initial purchase price or current market value, whichever is lower.
WAIVER OF CLASS A SHARES CDSC
For investments of $1 million or more, Class A shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
The CDSC (when applicable) will be waived for the redemption of Class A shares under the following circumstances:
•
A 1.00% sales commission was not paid to the intermediary to compensate the intermediary for the sale of shares within 12 months of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code;
•
In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Internal Revenue Code for:
•
returns of excess contributions to the plan;
85 | PROSPECTUS

•
retirement of a participant in the plan;
•
a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
•
financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;
•
termination of employment of a participant in a plan; and
•
any other permissible withdrawal under the terms of the plan.
In addition, the CDSC applicable to Class A shares will be waived for shares converted to Institutional shares through traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
Class C Shares
Class C shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in a Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forgo receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your Class C shares. Broker-dealers that have entered into such arrangements with the Distributor are identified in Appendix A to this Prospectus. You also may contact your intermediary directly for more information about whether your broker-dealer has entered into such an arrangement.
CALCULATION OF CLASS C SHARES CDSC
Any CDSC imposed upon redemption of Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
WAIVER OF CLASS C SHARES CDSC
The CDSC (when applicable) will be waived for the redemption of Class C shares under the following circumstances:
•
An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;
•
Following the death or disability of the shareholder;
•
For the redemption of the first 10% of shares sold within 12 months of purchase;
•
In connection with the required minimum distributions from a retirement plan qualified under Sections 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code;
•
In connection with distributions from retirement plans qualified under Sections 401(a), 401(k) or 403(b) of the Internal Revenue Code for:
•
returns of excess contributions to the plan;
•
retirement of a participant in the plan;
•
a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);
•
financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;
•
termination of employment of a participant in a plan; and
•
any other permissible withdrawal under the terms of the plan.
PROSPECTUS | 86

In addition, the CDSC applicable to Class C shares will be waived for shares converted to Institutional shares through traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (“Sales Charge Waivers and Discounts Available Through Intermediaries”).
CLASS C SHARES SALES CHARGES APPLICABLE UPON CONVERSION
Shareholders of Class C shares that are eligible and elect to convert their Class C shares into Institutional shares within 12 months of their purchase of such Class C shares will be subject to a 1.00% CDSC based on their initial purchase price or current market value, whichever is lower.
CLASS A AND CLASS C SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES
Eligible purchasers of Class A shares and Class C shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds. The availability of such sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds as discussed above or through a financial intermediary. The financial intermediaries with which the Funds have entered into a sales charge waiver or discount arrangement and the details of those arrangements are identified and described in Appendix A to this Prospectus. Appendix A, as updated from time to time, also may be viewed on the Funds’ website, guggenheiminvestments.com.
It is important to note that while an intermediary may have entered into an arrangement with the Funds as described in Appendix A, intermediaries may have additional and different policies and procedures regarding the availability of certain share classes. In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for certain share classes eligible for sales charge waivers and discounts. If certain share classes or waivers and discounts are not available through a particular intermediary, shareholders may purchase Fund shares directly from the Funds or through another intermediary to receive the available waivers or discounts.
Buying Fund Shares

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amounts applicable to purchases of Class A, Class C and Institutional Class shares of the Funds, as applicable, please see the Funds’ summary sections earlier in this Prospectus.
Purchases of Class C shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of that Fund.
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost basis method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account, you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
87 | PROSPECTUS

Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Funds for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. The refund of a canceled purchase will be mailed to you after the 10-day hold has expired for purchases made by ACH and check.
Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.	Initial Purchase	Subsequent Purchases
Complete the account application that
corresponds to the type of account you are
opening.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.

Complete the Guggenheim Investments
investment slip included with your quarterly
statement or send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

PROSPECTUS | 88

BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account
application that corresponds to the type of
account you are opening.

Contact Guggenheim Investments Client
Services at 800.820.0888 to obtain your
new account number.

Use the Wire Instructions below to send
your wire.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

89 | PROSPECTUS

BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure
to complete the “Electronic Investing via
ACH” section. If you are establishing an
Individual, Joint, or UGMA/UTMA account,
you may fax the application to Guggenheim
Investments. All other applications should
be mailed.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.

Subsequent purchases made via ACH
must be a minimum of $20. A maximum of
$50,000 is allowed to be purchased via
ACH per day. To make a subsequent
purchase send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase
•ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (PHONE) Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instruction on file, you may submit your purchase request by contacting Guggenheim Investments Client Services at 800.820.0888.

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
if your bank does not honor your check for any reason
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your wire transfer
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your ACH transfer
•
if your bank does not honor your ACH transfer
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.
PROSPECTUS | 90

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.
Under normal circumstances, the Funds expect to satisfy redemption requests with cash or cash equivalents in their portfolios or by selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available to the Funds from time to time.
The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities (i.e., in kind) with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
During periods of stressed market conditions, the Funds may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or in kind.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds, you may send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
your name
•
your shareholder account number
•
Fund name(s)
•
dollar amount or number of shares you would like to sell
•
whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)
•
signature of account owner(s) (not required for telephone redemptions)
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
91 | PROSPECTUS

If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.
Fund shareholders should consult their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or IRA may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five days of the transfer agent receiving your request, but in any event within seven days regardless of the method used to pay your redemption proceeds (e.g., check, wire or electronic transfer (ACH)). For redemption orders that settle on federal bank holidays, your redemption proceeds will normally be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Funds.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
PROSPECTUS | 92

For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund (as noted above, shares of the U.S. Government Money Market Fund are offered in a separate prospectus).
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum account balance. However, the Funds will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.
Exchanging Fund Shares

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Class A shares, Class C shares and Institutional Class shares of any Rydex Series Fund or Rydex Dynamic Fund (together, the "Rydex Funds") for Class A shares, Class C shares and Institutional Class shares of any other fund within the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds") on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Class A shares, Class C shares and Institutional Class shares of any Rydex Fund for shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).
The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including the Rydex Funds, and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Funds’ exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com.
If you exchange your Class A shares or Class C shares of a Rydex Fund for shares of the U.S. Government Money Market Fund, and your Class A shares or Class C shares are subject to a deferred sales charge at the time of the exchange, no deferred sales charge will be incurred on the exchange itself. However, any such deferred sales charge will be assessed at the time you redeem your shares of the U.S. Government Money Market Fund. For shareholders that exchange Class A shares or Class C shares of a Rydex Fund for shares of the U.S. Government Money Market Fund and subsequently exchange shares of the U.S. Government Money Market Fund for Class A shares or Class C shares of a Rydex Fund, the period of time during which the shareholder held shares of the U.S. Government Money Market Fund will not be counted toward the 12-month holding period applicable to Class A shares and Class C shares of the Rydex Fund. However, upon a subsequent exchange of shares of the U.S. Government Money Market Fund for Class A shares or Class C shares of another Rydex Fund, you will be given credit for the period during which you held Class A shares or Class C shares prior to the exchange of such shares for shares of the U.S. Government Money Market Fund.
Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.
While many of the Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.
93 | PROSPECTUS

Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Funds you may send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.TradeRydex.com.
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
your name
•
your shareholder account number
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
•
dollar amount, number of shares or percentage of Fund position involved in the exchange
•
signature of account owner(s) (not required for telephone or internet exchanges)
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.
Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.
The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
PROSPECTUS | 94

Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity or to identify the source of funds invested in the Funds. The Funds may not be able to establish an account if the necessary information is not received. The Funds also may place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their transfer agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS & CONFIRMATIONS
You will receive a confirmation for every trade you initiate. You also will receive a statement each quarter, and your monthly statement will be posted online, within Secure Account Access. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
95 | PROSPECTUS

Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if not promptly reported. If there are any discrepancies, call Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE – 1.800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to fund information including NAVs, daily factors, fund assets (fund assets information is available for most funds) and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds' transfer agent for services associated with the following:
•
$15 for wire transfers of redemption proceeds under $5,000
•
$50 on checks returned for insufficient funds
•
$25 to stop payment of a redemption check within 10 Business Days of the settlement date
•
$20 for standard overnight packages (fee may be higher for special delivery options including residential delivery)
•
$25 for bounced draft checks or ACH transactions
•
$15 per year for low balance accounts
•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
PROSPECTUS | 96

For additional information on fees for employee accounts please refer to the SAI.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent Trading Policy. Because the Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund’s Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objective. The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.
The Managed Futures Strategy Fund and Multi-Hedge Strategies Fund are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.
For purposes of applying the Funds’ policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. The Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUNDS
The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time-generally, three or five years-Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares. Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
97 | PROSPECTUS

Distribution and Shareholder Services

CLASS A SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares that allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution-related services (“Service Providers”). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.
Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to Fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Funds. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Sub-Transfer Agency Services. The Advisor, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are
PROSPECTUS | 98

reimbursed all or in part by the Funds, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.
Dividends and Distributions

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application but would like to receive cash payments, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive cash payments, we encourage you to cash your dividends and distributions check promptly. Interest will not accrue on the amount of your uncashed check. Additionally, the Funds may be required to transfer assets related to uncashed checks to a state under the state’s escheatment or abandoned property laws.
Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. In addition, if you elect to receive dividends and distributions in cash and you have not provided the Funds with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Funds reserve the right to reinvest such dividends or distributions in additional Fund shares and absent further instruction from you, to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). When reinvested, those amounts are subject to the risk of loss like any other investment in the Funds.
Additional Tax Information

The following is a summary of certain important federal income tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local taxes.
TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes and has elected and intends to qualify for the special tax treatment afforded to RICs. As long as a Fund qualifies for treatment as a RIC, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.
A U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of each Fund’s investment in its Subsidiary, each Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F”
99 | PROSPECTUS

income (discussed further below) and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.
Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements under Subchapter M of the Internal Revenue Code. Each Fund has received a private letter ruling from the IRS that concludes that income from the Fund’s investment in its Subsidiary will constitute qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of each Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Each Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct each Fund’s investments in its Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations and will monitor each Fund's investment in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
In addition, certain of a Fund’s investments, such as investments in commodity-linked derivatives, when made directly, may not produce qualifying income to the Fund. To the extent a Fund invests in such investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). See “Dividends, Distributions and Taxes-Tax Implications of the Investment in the Subsidiaries” in the SAI.
Moreover, certain ETNs and underlying funds may produce income that is not qualifying income for purposes of the “qualifying income” requirement for qualification as a RIC. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.
If a Fund fails to satisfy the qualifying income requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If a Fund fails to qualify as a RIC for any year and these relief provisions are not available, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as dividends to its shareholders to the extent of a Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year (as calculated for federal income tax purposes) in order to qualify again as a RIC. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Fund to qualify as a RIC.
TAX STATUS OF DISTRIBUTIONS
•
Each Fund intends to, at least annually, distribute substantially all of its net investment income and net capital gains.
•
The income dividends you receive from the Funds will be taxed as either ordinary income or qualified dividend income.
•
For non-corporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced rates to the extent that the applicable Fund receives qualified dividend income and subject to certain limitations. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. The Funds' investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.
PROSPECTUS | 100

•
Distributions of a Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to non-corporate shareholders at reduced rates.
•
Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.
•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
•
Corporate shareholders may be entitled to a dividends received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends received deduction.
•
Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.
•
Shortly after the close of each calendar year, the Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and net capital gain distributions received from the Funds.
•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal income taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.
•
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds. Certain Funds may be able to pass through foreign income taxes that they pay, allowing you to claim a credit or deduction for such taxes, subject to applicable limitations. A Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it elects to pass through foreign taxes.
•
U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, you should use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
•
"Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. Each Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
•
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. This can potentially
101 | PROSPECTUS

increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Internal Revenue Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. Assuming you hold a Fund’s shares as capital assets, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.
NET INVESTMENT INCOME TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
STATE TAX CONSIDERATIONS
The Funds are not liable for corporate tax in Delaware as long as they qualify as RICs for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.
COST BASIS
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. A Fund will use a default average cost basis method for reporting your cost basis for covered shares unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), a Fund is not required to report cost basis information to you or the IRS. Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
NON-U.S. INVESTORS
Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the definition of “resident alien” under the Internal Revenue Code or (2) is physically present in the United States for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
PROSPECTUS | 102

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, are included in the Funds' 2023 Annual Reports. The 2023 Annual Reports are available upon request and incorporated by reference in the SAI.
103 | PROSPECTUS

Consolidated Financial Highlights

Multi-Hedge Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$26.16	$27.52	$25.89	$24.36	$23.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.09	(.14 )	(.10 )	.16
Net gain (loss) on investments (realized and unrealized)	.59	(1.01)	1.98	1.90	1.02
Total from investment operations	1.13	(.92 )	1.84	1.80	1.18
Less distributions from:
Net investment income	(.83 )	(.44 )	(.21 )	(.27 )	(.51 )
Total distributions	(.83 )	(.44 )	(.21 )	(.27 )	(.51 )
Net asset value, end of period	$26.46	$26.16	$27.52	$25.89	$24.36

Total Return[b]	4.27%	(3.47% )	7.17%	7.39%	4.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,448	$3,915	$4,593	$4,019	$3,570
Ratios to average net assets:
Net investment income (loss)	2.04%	0.32%	(0.52% )	(0.40% )	0.64%
Total expenses[c]	1.85%	1.80%	2.18%	1.93%	1.96%
Net expenses[d,e]	1.79%	1.76%	2.11%	1.87%	1.93%
Portfolio turnover rate	197%	203%	205%	248%	156%
PROSPECTUS | 104

Consolidated Financial Highlights (continued)

Multi-Hedge Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class C	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$23.90	$25.25	$23.75	$22.36	$21.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	(.09 )	(.32 )	(.27 )	(.02 )
Net gain (loss) on investments (realized and unrealized)	.53	(.94 )	1.82	1.75	.92
Total from investment operations	.85	(1.03)	1.50	1.48	.90
Less distributions from:
Net investment income	(.75 )	(.32 )	—	(.09 )	—
Total distributions	(.75 )	(.32 )	—	(.09 )	—
Net asset value, end of period	$24.00	$23.90	$25.25	$23.75	$22.36

Total Return[b]	3.46%	(4.16% )	6.32%	6.57%	4.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$897	$621	$488	$1,206	$1,435
Ratios to average net assets:
Net investment income (loss)	1.31%	(0.35% )	(1.26% )	(1.18% )	(0.08% )
Total expenses[c]	2.60%	2.56%	2.93%	2.68%	2.70%
Net expenses[d,e]	2.54%	2.51%	2.86%	2.62%	2.67%
Portfolio turnover rate	197%	203%	205%	248%	156%
105 | PROSPECTUS

Consolidated Financial Highlights (concluded)

Multi-Hedge Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Institutional Class	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$26.71	$28.09	$26.41	$24.83	$24.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.18	(.08 )	(.04 )	.22
Net gain (loss) on investments (realized and unrealized)	.60	(1.06)	2.03	1.94	1.05
Total from investment operations	1.22	(.88 )	1.95	1.90	1.27
Less distributions from:
Net investment income	(.88 )	(.50 )	(.27 )	(.32 )	(.56 )
Total distributions	(.88 )	(.50 )	(.27 )	(.32 )	(.56 )
Net asset value, end of period	$27.05	$26.71	$28.09	$26.41	$24.83

Total Return	4.51%	(3.22% )	7.43%	7.70%	5.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,519	$109,405	$55,461	$37,470	$24,854
Ratios to average net assets:
Net investment income (loss)	2.28%	0.66%	(0.27% )	(0.15% )	0.90%
Total expenses[c]	1.60%	1.55%	1.92%	1.68%	1.72%
Net expenses[d,e]	1.54%	1.51%	1.87%	1.62%	1.69%
Portfolio turnover rate	197%	203%	205%	248%	156%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
e
Excluding interest and/or dividend expense related to short sales, the net expense ratios for the years presented would be:
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Class A	1.40%	1.40%	1.41%	1.37%	1.41%
Class C	2.14%	2.15%	2.16%	2.12%	2.16%
Institutional Class	1.14%	1.15%	1.16%	1.12%	1.16%
PROSPECTUS | 106

Consolidated Financial Highlights

Managed Futures Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$20.16	$18.41	$17.96	$18.96	$17.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.05	(.18 )	(.12 )	.15
Net gain (loss) on investments (realized and unrealized)	.02	2.67	.63	.48	1.16
Total from investment operations	.72	2.72	.45	.36	1.31
Less distributions from:
Net investment income	(.21 )	(.97 )	—	(1.36)	—
Total distributions	(.21 )	(.97 )	—	(1.36)	—
Net asset value, end of period	$20.67	$20.16	$18.41	$17.96	$18.96

Total Return[b]	3.63%	14.76%	2.51%	2.01%	7.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,974	$6,478	$5,760	$6,306	$7,033
Ratios to average net assets:
Net investment income (loss)	3.39%	0.22%	(0.99% )	(0.62% )	0.82%
Total expenses[c]	1.89%	1.91%	1.88%	1.87%	1.90%
Net expenses[d]	1.74%	1.75%	1.73%	1.75%	1.80%
Portfolio turnover rate	—	7%	27%	111%	26%
107 | PROSPECTUS

Consolidated Financial Highlights (continued)

Managed Futures Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class C	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$17.63	$16.28	$16.00	$17.03	$15.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	(.06 )	(.29 )	(.23 )	.01
Net gain (loss) on investments (realized and unrealized)	.02	2.33	.57	.41	1.05
Total from investment operations	.50	2.27	.28	.18	1.06
Less distributions from:
Net investment income	(.10 )	(.92 )	—	(1.21)	—
Total distributions	(.10 )	(.92 )	—	(1.21)	—
Net asset value, end of period	$18.03	$17.63	$16.28	$16.00	$17.03

Total Return[b]	2.88%	13.96%	1.75%	1.25%	6.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,789	$2,121	$570	$1,121	$1,815
Ratios to average net assets:
Net investment income (loss)	2.67%	(0.31% )	(1.74% )	(1.37% )	0.06%
Total expenses[c]	2.62%	2.65%	2.63%	2.62%	2.65%
Net expenses[d]	2.47%	2.49%	2.49%	2.50%	2.57%
Portfolio turnover rate	—	7%	27%	111%	26%
PROSPECTUS | 108

Consolidated Financial Highlights (concluded)

Managed Futures Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Institutional Class	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$20.86	$19.00	$18.49	$19.48	$18.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.14	(.14 )	(.08 )	.21
Net gain (loss) on investments (realized and unrealized)	—	2.74	.65	.49	1.18
Total from investment operations	.80	2.88	.51	.41	1.39
Less distributions from:
Net investment income	(.27 )	(1.02)	—	(1.40)	—
Total distributions	(.27 )	(1.02)	—	(1.40)	—
Net asset value, end of period	$21.39	$20.86	$19.00	$18.49	$19.48

Total Return	3.97%	15.03%	2.76%	2.29%	7.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,090	$21,272	$8,169	$7,802	$7,195
Ratios to average net assets:
Net investment income (loss)	3.71%	0.63%	(0.73% )	(0.38% )	1.07%
Total expenses[c]	1.61%	1.64%	1.63%	1.61%	1.65%
Net expenses[d]	1.46%	1.48%	1.48%	1.49%	1.55%
Portfolio turnover rate	—	7%	27%	111%	26%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
109 | PROSPECTUS

Consolidated Financial Highlights

Commodities Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class A	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$31.12	$29.59	$21.93	$61.06	$53.27
Income (loss) from investment operations:
Net investment income (loss)[a]	1.05	(.02 )	(.40 )	(.28 )	.36
Net gain (loss) on investments (realized and unrealized)	(3.00)	6.89	8.94	(14.84)	7.88
Total from investment operations	(1.95)	6.87	8.54	(15.12)	8.24
Less distributions from:
Net investment income	(1.38)	(5.34)	(.88 )	(24.01)	(.45 )
Total distributions	(1.38)	(5.34)	(.88 )	(24.01)	(.45 )
Net asset value, end of period	$27.79	$31.12	$29.59	$21.93	$61.06

Total Return[b]	(6.25% )	23.52%	39.06%	(23.58% )	15.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879	$1,463	$724	$211	$592
Ratios to average net assets:
Net investment income (loss)	3.52%	(0.05% )	(1.43% )	(0.65% )	0.60%
Total expenses[c]	1.75%	1.74%	1.78%	1.79%	1.88%
Net expenses[d]	1.56%	1.60%	1.63%	1.61%	1.73%
Portfolio turnover rate	—	—	—	5%	—
PROSPECTUS | 110

Consolidated Financial Highlights (concluded)

Commodities Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class C	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$18.16	$19.23	$14.59	$51.84	$45.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	(.17 )	(.41 )	(.50 )	(.07 )
Net gain (loss) on investments (realized and unrealized)	(1.75)	4.44	5.93	(12.74)	6.73
Total from investment operations	(1.27)	4.27	5.52	(13.24)	6.66
Less distributions from:
Net investment income	(1.38)	(5.34)	(.88 )	(24.01)	(.45 )
Total distributions	(1.38)	(5.34)	(.88 )	(24.01)	(.45 )
Net asset value, end of period	$15.51	$18.16	$19.23	$14.59	$51.84

Total Return[b]	(6.96% )	22.60%	38.08%	(24.15% )	14.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$398	$728	$183	$55	$111
Ratios to average net assets:
Net investment income (loss)	2.75%	(0.68% )	(2.18% )	(1.44% )	(0.13% )
Total expenses[c]	2.50%	2.49%	2.53%	2.54%	2.63%
Net expenses[d]	2.30%	2.35%	2.38%	2.36%	2.48%
Portfolio turnover rate	—	—	—	5%	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Total return does not reflect the impact of any applicable sales charges.
c
Does not include expenses of the underlying funds in which the Fund invests.
d
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
111 | PROSPECTUS

Index Publisher Information

Commodities Strategy Fund
Standard & Poor’s (the “Index Publisher”) does not sponsor, endorse, sell or promote the Fund and makes no representation or warranty, implied or express, to the investors in the Commodities Strategy Fund, or any members of the public, regarding:
•
the advisability of investing in index funds;
•
the ability of any index to track stock market performance;
•
the accuracy and/or the completeness of the aforementioned indices or any data included therein;
•
the results to be obtained by the Commodities Strategy Fund, the investors in the Commodities Strategy Fund, or any person or entity from the use of the indices or data included therein; and
•
the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.
Further, the Index Publisher does not:
•
Recommend that any person invest in the Commodities Strategy Fund or any other securities;
•
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Commodities Strategy Fund, including calculation of NAV;
•
Have any responsibility or liability for the administration, management or marketing of the Commodities Strategy Fund;
•
Consider the needs of the Commodities Strategy Fund or the investors in the Commodities Strategy Fund in determining, composing or calculating the indexes or has any obligation to do so;
•
Will have any liability in connection with the Commodities Strategy Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;
•
Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.
PROSPECTUS | 112

Appendix A - Sales Charge Waivers and Discounts Available Through Intermediaries

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary. The applicable financial intermediary is responsible for the implementation and administration of these sales charge waivers and/or discounts.
In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.
Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
E*TRADE Securities LLC (“E*TRADE”)
E*TRADE Front-End Sales Charge Waiver
Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.
Edward D. Jones & Co. (“Edward Jones”)
Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ
PROSPECTUS | A-1

from discounts and waivers described elsewhere in the Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Guggenheim Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Guggenheim Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•
Shares purchased in an Edward Jones fee-based program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
•
The redemption and repurchase occur in the same account.
•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
A-2 | PROSPECTUS

•
Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
The death or disability of the shareholder.
•
Systematic withdrawals with up to 10% per year of the account value.
•
Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•
Shares exchanged in an Edward Jones fee-based program.
•
Shares acquired through NAV reinstatement.
•
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•
Initial purchase minimum: $250
•
Subsequent purchase minimum: none
Minimum Balances
•
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•
A fee-based account held on an Edward Jones platform.
•
A 529 account held on an Edward Jones platform.
•
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a Fund to Class A shares of the same Fund.
Janney Montgomery Scott LLC
If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Guggenheim Investments family of funds (collectively, the “Guggenheim Funds”).
•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•
Shares acquired through a right of reinstatement.
•
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
PROSPECTUS | A-3

CDSC waivers on Class A and C shares available at Janney
•
Shares sold upon the death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Funds’ Prospectus.
•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•
Shares acquired through a right of reinstatement.
•
Shares exchanged into the same share class of a different Fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in the Funds’ Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Janney. Eligible Guggenheim Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds over a 13-month time period. Eligible Guggenheim Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
JP Morgan Securities LLC
Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back- end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or statement of additional information.
Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC
•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.
•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•
Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•
Shares purchased through rights of reinstatement.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
•
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion Available at J.P. Morgan Securities LLC
•
A shareholder in the Fund's Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund without any applicable sales charge if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.
CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC
•
Shares sold upon death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.
•
Shares purchased in connection with a return of excess contributions from an IRA account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•
Shares acquired through a right of reinstatement.
A-4 | PROSPECTUS

Front-End Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) Fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund's Prospectus. Purchasers will have to buy Fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
•
Shares of Funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•
Shares purchased through a Merrill investment advisory program
•
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•
Shares purchased through the Merrill Edge Self-Directed platform
•
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund in the same account
•
Shares exchanged from level-load shares to front-end load shares of the Fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)
•
Shares purchased by eligible persons associated with the Fund as defined in this Prospectus (e.g., the Fund's officers or trustees)
•
Shares purchased from the proceeds of a Fund redemption in front-end load shares provided (1) the repurchase is in a Fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-End, Back-End and Level Load Shares Available at Merrill
•
Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22(e)(3))
•
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•
Shares sold due to return of excess contributions from an IRA account
PROSPECTUS | A-5

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as de- scribed in the Merrill SLWD Supplement
•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of Guggenheim Funds fund family assets held in accounts in their Merrill Household
•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within the Guggenheim Funds fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
Morgan Stanley Smith Barney LLC
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI:
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund;
•
Shares purchased through a Morgan Stanley self-directed brokerage account;
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•
Shares purchased by or through a 529 Plan.
•
Shares purchased through a OPCO affiliated investment advisory program.
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family).
•
Shares purchased from the proceeds of redemptions within the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
•
Employees and registered representatives of OPCO or its affiliates and their family members.
A-6 | PROSPECTUS

•
Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus.
CDSC Waivers on A and C Shares Available at OPCO
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based upon applicable IRS regulations as described in this Prospectus.
•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
•
Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this Prospectus.
•
Rights of Accumulation (“ROA”) and Letters of Intent (“LOI”), which entitle shareholders to breakpoint discounts as described in this Prospectus, will be automatically calculated based on the aggregated holdings of Guggenheim Family of Funds assets held by accounts within the purchaser’s household at OPCO. Eligible Guggenheim Family of Funds assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James
•
Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and C Shares Available at Raymond James
•
Death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in the Prospectus.
•
Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.
•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
PROSPECTUS | A-7

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund.
•
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
•
Shares purchased from the proceeds of redemptions from another fund within the Guggenheim Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
•
A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares of that Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird.
•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird
•
Shares sold due to death or disability of the shareholder.
•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
•
Shares bought due to returns of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus.
•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
•
Breakpoints as described in this Prospectus.
•
Rights of accumulation, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of the Guggenheim Family of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Guggenheim Family of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
•
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Guggenheim Family of Funds through Baird, over a 13-month period of time.
Stifel, Nicolaus & Company, Incorporated ("Stifel")
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Charge Waiver on Class A Shares
•
Class C shares of a Fund that have been held for more than seven (7) years will be converted into Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
All other sales charge waivers and reductions described elsewhere in the Funds' Prospectus or SAI still apply.
A-8 | PROSPECTUS

Additional Information

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2024, as revised from time to time. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Additional information about the Funds’ investments is available in the Annual and Semi-Annual Reports. Also, in the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.
The Trust’s SEC registration number is 811-07584.

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com
RALTAC-1-0524x0525

Front Cover

Mutual Funds	|	Commodities	|	5.1.2024
Guggenheim Funds Prospectus
Class H
Ticker Symbol	Fund Name
RYMBX	Commodities Strategy Fund
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
RALTH-1-0524x0525	guggenheiminvestments.com

FUND SUMMARY
(Includes Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Commodities Strategy Fund

INVESTMENT OBJECTIVE
The Commodities Strategy Fund (the “Fund”) seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCI® Commodity Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class H shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class H
Management Fees of the Fund and the Subsidiary	0.88%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.62%
Other Expenses of the Fund	0.57%
Other Expenses of the Subsidiary	0.05%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses[2]	1.80%
Fee Waiver (and/or expense reimbursement)[3],[4]	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.61%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In addition, the Advisor also has contractually agreed, through May 1, 2025, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
4
The Advisor has contractually agreed, through May 1, 2025, to waive and/or reimburse the Fund's expenses in an amount equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$164	$521	$902	$1,971
1 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks exposure to the performance of the commodities markets. The Fund will seek to gain exposure to the underlying index, a composite index of commodity sector returns, representing an unleveraged long-only investment in commodity futures that is broadly diversified across the spectrum of commodities, by investing in exchange-traded products, including investment companies and commodity pools, that provide exposure to the commodities markets and in commodity-linked derivative instruments, which primarily consist of swap agreements, commodity options, and futures and options on futures. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”), satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by the use of derivatives are expected to be significant. To the extent the underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. It is anticipated that the Fund’s investment exposure will tend to be heavily weighted toward oil and other energy-related commodities and agricultural commodities. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure (long or short) to the investment returns of global commodities markets.
PROSPECTUS | 2

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund invests, to a significant extent, in companies or commodity-linked derivatives concentrated in the same economic sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the risks summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “More Information About the Trust and the Fund – Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commodity Exposure Risk—The Fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, commodity index volatility, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. The prices of energy, industrial metals, precious metals,
3 | PROSPECTUS

agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Because the Fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares. The Advisor anticipates that the Fund will have significant exposure to oil and other energy-related commodities and agricultural commodities. As a result, the Fund’s performance is subject to the volatility of global oil prices, and the risk that oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances may adversely affect the Fund’s performance.
Commodity-Linked Derivatives Investment Risk—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder’s interest in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any,  may result in greater volatility of the Fund's NAV per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
PROSPECTUS | 4

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Financials Sector Risk—The Fund’s investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive
5 | PROSPECTUS

government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including exchange-traded funds (“ETFs”) closed-end funds , affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult
PROSPECTUS | 6

for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service (the “IRS”) may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Investment Technique Risk—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.
Leveraging Risk—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value   of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
7 | PROSPECTUS

Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition of the underlying index (e.g., changes in the relative market capitalization or weights of one or more index component stocks).
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies (“RICs”), the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. More information about this, and other, requirements for qualification as a RIC can be found in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary will be qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the
PROSPECTUS | 8

Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
Options entered into by the Fund may also be subject to the federal income tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class H shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class H shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
9 | PROSPECTUS

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2022	32.34%
Lowest Quarter	March 31, 2020	-43.55%
AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2023)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
	1 Year	5 Years	10 Years
Class H
Return Before Taxes	-6.24%	7.29%	-4.96%
Return After Taxes on Distributions	-8.05%	0.22%	-9.34%
Return After Taxes on Distributions and Sale of Fund Shares	-3.69%	2.07%	-5.29%
Index
S&P GSCI® Commodity Index (reflects no deduction for fees, expenses or taxes)	-4.27%	8.72%	-3.60%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PROSPECTUS | 10

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class H accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class H accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and account balance requirements, which may be different than the amounts above.
Class H accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000 (including retirement accounts).
Direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
11 | PROSPECTUS

More Information About the Trust and the Fund

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class H shares of the Fund.
For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in the funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, a fund may not be permitted to accept such an investment by another investment company if the fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4.
INVESTMENT OBJECTIVE
The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.
The Fund may change its underlying index without shareholder approval. The Advisor, however, will attempt to provide shareholders with 30 days’ prior notice of any such change. If the Fund meets its investment objective, the value of the Fund’s shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund’s underlying index. When the value of the Fund’s underlying index declines, the value of the Fund’s shares should also decrease on a daily basis by the percentage of the decrease in value of the underlying index.
With respect to the Fund's investment in the Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Fund’s SAI for more information about the operation and management of the Subsidiary.
PRINCIPAL INVESTMENT STRATEGIES
While the Fund seeks to target return characteristics similar to those achieved by certain hedge fund strategies, the Fund is a registered investment company and, thus, is subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Fund is not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve its investment objective through the use of investment techniques that differ from those employed by hedge funds.
The Advisor develops and implements structured investment strategies designed to achieve the Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for the Fund. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.
In managing the Fund, the Advisor uses a “passive” investment strategy to manage the Fund’s portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor’s primary objective for the Fund is to correlate, as closely as possible, with the performance of the Fund’s underlying index. The Advisor uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to its underlying index. The Advisor monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.
In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Fund. The amendments could cause the Fund to change its name or investment policies and make other operational adjustments. Implementation of any such change, which would need to be made prior to December 2025, could adversely affect the Fund’s operations and investment strategies. The extent of the impact of the amendments is still uncertain and under assessment.
Securities Lending. The Fund participates in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank. Securities lending involves the risk that the Fund may lose money
PROSPECTUS | 12

because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. As a result, the Fund could lose money if it experiences a delay in recovering the loaned securities or if it is ultimately unable to recover the securities. Although the Fund receives collateral (often in the form of repurchase agreements) based on the value of the loaned securities and indemnifications from its lending agent, the Fund could still lose money if the value of the collateral declines, including the value of any investments made with cash collateral, or if the lending agent fails to perform its obligations under its lending agreement with the Fund. The Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to shareholders. For example, if the Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those activities as qualified dividend income.
Investment in the Subsidiary. The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”
It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act.
The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund’s investment in its Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.
To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same leverage limitations and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Advisor and is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.
For more information about the operation and management of the Subsidiary, please see “Investment Policies, Techniques, and Risk Factors” in the Fund’s SAI.
PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information about the principal risks and certain non-principal risks of the Fund is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure. The fact that a particular risk is not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund.
Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment adviser can be replaced, and an investment sub-adviser can be appointed to manage the Fund.
Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund's investments and a shareholder’s
13 | PROSPECTUS

investment in the Fund to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed and Mortgage-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities also are subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Fund and the
PROSPECTUS | 14

Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening
15 | PROSPECTUS

lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these
PROSPECTUS | 16

securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Cash and Cash Equivalents Risk—When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, the Fund’s investment in CLO securities will provide it with indirect exposure to the CLOs; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most
17 | PROSPECTUS

subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose the Fund to risks similar to fixed income securities and also expose the Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.
Commodity Exposure Risk—The Fund’s direct and indirect investments in commodity-linked investments and exposure to the commodity markets, generally, presents unique risks, and such risks may be heightened under adverse market or economic conditions. Investing in commodity-linked derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, is speculative and such investments can be extremely volatile. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, interest rates, or sectors affecting a particular industry or commodity. Market prices of commodities (which are currently especially volatile) may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases and other public health emergencies; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. For example, the energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors,
PROSPECTUS | 18

resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The current or “spot” prices of physical commodities also may affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets. In addition, commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may affect the value of the Fund’s shares. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
Commodity-Linked Derivatives Investment Risk—The value of a commodity-linked derivatives investment typically is based upon the price movements (which are currently especially volatile) of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. As a result, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, and public health emergencies, embargoes, tariffs and international economic, political and regulatory developments. Commodity-linked investments may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. In addition, commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates, which risks are especially heightened under current conditions. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can subject a fund to additional regulation and disadvantageous tax treatment. Legal and regulatory changes also can affect the value of these investments.
The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.
Index-Linked and Commodity-Linked “Structured” Securities—The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.
The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices (which are currently especially volatile). In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities and their issuers. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving
19 | PROSPECTUS

counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are rising.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obliger to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising or when refinancing obligations become more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of a liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade instruments are
PROSPECTUS | 20

designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Ratings, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service, Inc., and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Advisor’s credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which the Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service, Inc. or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated.
Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences also could result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Fund, the Advisor or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Advisor or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty
21 | PROSPECTUS

credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives also may expose the Fund to the performance of securities that the Fund does not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (the “CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to
PROSPECTUS | 22

changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures also are subject to leveraging risk and can be subject to liquidity risk. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund's strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Early Closing Risk—The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets, such as in response to certain trading halts triggered by circuit breakers, may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to
23 | PROSPECTUS

preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Financials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Financials Sector that the Fund purchases will underperform the market as a whole. To the extent the Fund’s investments are exposed to issuers conducting business in the Financials Sector ("Financials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Financials Companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Events affecting the Financials Sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain Financials Companies to incur large losses. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies also may be subject to severe price competition.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Ratings, Inc. or “Ba” category or lower by Moody’s Investors Service, Inc. or are unrated and have been determined by the Advisor to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Advisor’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition,
PROSPECTUS | 24

the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
Increasing Government and Other Public Debt Risk—Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. The impact of interest rate changes on fixed-income and other debt instruments depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value, and other features of the security.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
25 | PROSPECTUS

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, as is the case currently, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Prepayment and Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment and Extension Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, also are subject to interest rate risk, and may be adversely affected by changes in interest rates, although such instruments generally react differently to changes in interest rates than instruments with positive durations. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain of the Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” below for a summary of associated risks. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
The U.S. Federal Reserve (the “Federal Reserve”) has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where the Fund trades. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), also can result in increased redemptions from the Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Fund.
Current Fixed Income and Debt Market Conditions—Fixed income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or
PROSPECTUS | 26

policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
Inflation Risk—Certain of the Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund's assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached unusually high levels in recent periods and the Federal Reserve has increased interest rates significantly to seek to reduce it.
Certain of the Fund’s derivatives investments also may be adversely affected by changes in interest rates. For example, if the Fund is receiving a fixed rate payment stream, it will be adversely affected by rising interest rates and vice versa. In addition, rising interest rates may increase the costs associated with certain derivatives (e.g., interest paid for the use of margin proceeds) used to implement the Fund’s strategy. If the Fund invests in derivatives tied to fixed income or related markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio also may be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investment in Investment Vehicles Risk—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.
Closed-End Fund Risk—The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their NAV. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.
Exchange-Traded Fund (“ETF”) Risk—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” also will vary for an ETF depending on the
27 | PROSPECTUS

ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s Investors Service, Inc. or unrated but assessed by the Advisor to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are
PROSPECTUS | 28

traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value, and the Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund, thus, is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
The Fund values its assets on each Business Day (each day the NYSE is open for business). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
The Fund is exposed to, through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with
29 | PROSPECTUS

other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states.
The Advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Advisor or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Fund currently invests in its Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
Investment Technique Risk—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options, and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.
Leveraging Risk—The Fund achieves leveraged exposure to its underlying index through the use of derivative instruments. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among
PROSPECTUS | 30

others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of derivative instruments, when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin or collateral requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses. The value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund’s investment strategies involve the use of leverage. Leverage also will have the effect of magnifying tracking error.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially may be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s fair valuation policy and procedures and the Advisor’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). The Fund (or the Advisor) rely on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund’s ability to effectively value investments or calculate NAV may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. If the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, the Fund may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Shareholder Information – Calculating Net Asset Value” and the Fund’s shareholder reports. Proportions of the Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
31 | PROSPECTUS

Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets and the Fund’s investments may underperform general securities markets or other investments. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Advisor potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as recent conditions, which also have resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption also could prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the
PROSPECTUS | 32

time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Non-Diversification Risk—To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
OTC Trading Risk—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Passive Investment Risk—The Fund is not actively managed and may be affected by a general decline in market segments relating to its underlying index. The Fund invests in securities included in, or representative of, its underlying index regardless of their investment merits. The Advisor does not attempt to take defensive positions in declining or rising markets, as applicable. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.
Portfolio Turnover Risk—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short-term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.
Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.
Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may
33 | PROSPECTUS

quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Advisor. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applicable to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws may impact the performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies, such as the Fund. The full impact of the rule amendments on the Fund is uncertain and under assessment.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Shareholder Trading Risk—The Advisor expects a significant portion of the Fund’s assets to come from investors who take part in certain strategic and tactical asset allocation programs that involve frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Fund’s portfolio turnover, which correspondingly may increase the transaction expenses borne by the Fund, including brokerage commissions or dealer mark-ups/markdowns and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with frequent trading activity and high portfolio turnover will have a negative impact on longer-term investments.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to RICs the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” More information about this and other requirements for qualification as a RIC can be found in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code. Generally, income derived from direct and certain indirect investments in commodities is not qualifying income. However, the Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary constitutes qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that it is derived from the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived from its business of investing in stock, securities or currencies and accordingly, to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
PROSPECTUS | 34

The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. In addition, the amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
Options entered into by the Fund also may be subject to the federal tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Tracking Error Risk—The Advisor may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average®, may decline over various time periods within a day. If the price of a security, a futures contract or an option declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the futures contracts, options or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security).
U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”);
35 | PROSPECTUS

(iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. If it is not obligated by law to do so, there is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default.
Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.
More Information About the Underlying Index

The Fund seeks to provide investment results that correlate to the performance of the S&P GSCI® Commodity Index. The S&P GSCI® Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The S&P GSCI® Commodity Index is significantly different than the return from buying physical commodities. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
Management of the Fund

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, and serves as investment adviser of the Fund. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of the Fund since its inception.
The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2023, based on the average daily net assets of the Fund, as set forth below:
Fund	Advisory Fee
Commodities Strategy Fund	0.75%
When the aggregate assets of the Fund and each other series of the Trust (except for the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, each of which is offered in a separate Prospectus) and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by the Fund will be reduced in accordance with the asset level and breakpoint schedule set forth below.
Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.05%
˃ $2 billion	0.075%
PROSPECTUS | 36

The Fund invests in the Subsidiary. The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of its portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary as discussed in more detail under “Management of the Subsidiary” below.
The Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through May 1, 2025 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
The Advisor also has contractually agreed through May 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The Advisor is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Advisor provides written notice to the Fund of the termination of the agreement.
The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Fund and for services provided in connection with the sale of Fund shares.
A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement in May 2023 is currently available in the Fund's June 2023 Semi-Annual Report to Shareholders, which covers the period January 1, 2023 to June 30, 2023. A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement in May 2024 will be available in the Fund's June 2024 Semi-Annual Report to Shareholders, which covers the period January 1, 2024 to June 30, 2024.
MANAGEMENT OF THE SUBSIDIARY
As with the Fund, the Advisor is responsible for the selection of the Subsidiary’s investments and the administration of the Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management subject to the same terms as are provided to the Fund. The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Fund.
The Subsidiary pays the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:
Subsidiary	Advisory Fee
Commodities Strategy CFC	0.75%
As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and the Subsidiary and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. The Subsidiary also will bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to the Subsidiary and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. Please see the SAI for more information about the organization and management of the Subsidiary.
37 | PROSPECTUS

PORTFOLIO MANAGEMENT
The Fund is managed by a team of investment professionals. Messrs. Michael P. Byrum, Brendan Cain, Spencer Crane and Scott Miller are jointly and primarily responsible for the day-to-day management of the Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager—Mr. Byrum has been associated with the Advisor since 1993. Mr. Byrum was the inaugural portfolio manager for many of the Rydex products, including the Rydex leveraged and inverse funds, sector fund lineup and alternative investment portfolios. Today, Mr. Byrum continues to play an instrumental role in product development and investment strategy at Guggenheim Investments and oversees the trading, research and portfolio management activities of the quantitative strategies team, which focuses on target beta, alternative and asset allocation strategies. He is the chairman of the Investment Strategy Committee and is a member of the Risk Management Committee and Credit Review Committee. Prior to joining the Advisor, Mr. Byrum served in a brokerage capacity with Money Management Associates, the registered investment advisor to Rushmore Funds, Inc. He earned a B.S. in finance from the Miami University of Ohio. He also has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington.
Brendan Cain, CFA, Vice President and Portfolio Manager—Mr. Cain is a Portfolio Manager at Guggenheim Investments and joined the firm in 2006. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Mr. Cain has a B.A. in economics from Gettysburg College in Gettysburg, Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Spencer Crane, CFA, Vice President and Portfolio Manager—Mr. Crane is a Portfolio Manager at Guggenheim Investments and joined the firm in 2012. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also analyzes fund cash flows and makes asset allocation decisions based on benchmark, derivatives performance, and shareholder activity. Previously, he was assistant portfolio manager and, before that, senior investment valuation analyst at Guggenheim. Before joining Guggenheim, Mr. Crane was a management analyst with BCS, Inc., which was a contractor for the U.S. Department of Energy. Mr. Crane has a B.S. in finance from the Indiana University of Pennsylvania. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington, DC.
Scott Miller, Vice President and Portfolio Manager—Mr. Miller is a Portfolio Manager at Guggenheim Investments and joined the firm in 2008. He helps manage the firm’s Rydex suite of mutual funds, including benchmark and rule-based equity, fixed income, commodity, and alternative strategies. He also produces quantitative analyses and builds analytical tools that enhance the team’s ability to manage a diverse product line-up, track and mitigate risk, and capture trading and investment opportunities. Before joining Guggenheim, he worked for Catalyst Rx, State Street Corporation, and Institutional Shareholder Services. He has a B.A. in economics from Boston University and an MBA from Cornell University.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.
Shareholder Information

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.
The Fund calculates its NAV by:
•
Taking the current market value of its total assets
•
Subtracting any liabilities
•
Dividing that amount by the total number of shares owned by shareholders
PROSPECTUS | 38

The Fund calculates its NAV once each Business Day typically as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
On any day that the NYSE closes early, whether scheduled (e.g., days preceding or following generally observed holidays) or unscheduled (e.g., market closures due to trading halts), the Fund typically will calculate NAV as of the earlier closing time and advance the time by which purchase and redemption orders must be received accordingly.
On any day that the NYSE or other principal trading market relevant to the Fund has an earlier closing time (scheduled or unscheduled) - or as otherwise permitted by the SEC - the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The Fund generally does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE.
For more information, please call 800.820.0888 or visit the Guggenheim Investments website — www.guggenheiminvestments.com.
In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.
Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported on the valuation date, the last current bid price is used.
Commercial paper and discount notes with remaining maturities of greater than sixty (60) days at the time of purchase are valued using a pricing service. Commercial paper and discount notes with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, unless it is concluded that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service. With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.
The Advisor generally values the Fund’s derivatives investments at fair value using a variety of information.
Total return index swaps are generally fair valued using the official index closing price. Single name credit default swaps are generally fair valued using an evaluated price provided by a pricing service. If there is no evaluated price available, then single name credit default swaps are fair valued based on broker bid prices. Equity options are generally fair valued using the mid-price and commodity options are generally fair valued based on the underlying futures contract of the option. Futures contracts are generally fair valued based on the last sale price. Exchange-traded futures are generally fair valued based on the last sale price from the local market. Structured notes are generally fair valued in accordance with the terms of their agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares.
39 | PROSPECTUS

The use of fair valuation in pricing an investment involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the investment might actually trade if a reliable market price were readily available.
The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.
More information about the valuation of the Fund’s holdings can be found in the SAI.
EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), the Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and (ii) the net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund’s NAV or the Fund’s cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.
Other Expenses—The Fund's “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.
Buying, Selling and Exchanging Fund Shares

Class H shares are offered directly through the Fund’s transfer agent, MUFG Investor Services (US), LLC, and also through authorized securities brokers and other financial intermediaries.
OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions – buy, sell or exchange shares of the Fund directly with Guggenheim Investments. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You also may visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
•
You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.
•
Attach a copy of the trust document when establishing a trust account.
•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. If you are a legal entity, you must complete and return the Certification of Beneficial Owners Form in addition to your application and other required documents. Failure to provide this supporting documentation may result in a delay in processing your application.
PROSPECTUS | 40

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.
•
Be sure to sign the application.
•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.
•
Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. As discussed in greater detail under “Calculating Net Asset Value,” on any day that the NYSE or other principal trading market relevant to the Fund has an earlier closing time (scheduled or unscheduled) – or as otherwise permitted by the SEC – the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s transfer agent, MUFG Investor Services (US), LLC, or an authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day’s trading activity to the Advisor. Any purchase transaction that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the transaction and receives correct payment by check, wire transfer or ACH.
Transaction Type	Cut-Off Time
By Mail	3:30 P.M., Eastern Time
By Phone	3:30 P.M., Eastern Time
By Internet	3:55 P.M., Eastern Time
By Financial Intermediary	Market Close*
*
Each financial intermediary may have its own rules about share transactions, and may impose earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary, which may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Not all financial intermediaries are authorized to sell shares of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
41 | PROSPECTUS

Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amount applicable to purchases of Class H shares of the Fund, please see the Fund’s summary section earlier in this Prospectus. Trustees and officers of the Fund and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Fund’s Advisor or distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), and their affiliates, are eligible to purchase Class H shares of the Fund without meeting the minimum initial investment amount for accounts held directly at Guggenheim Investments.
The Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost basis method for reporting your cost basis for covered shares, unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account, you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information, please see “Cost Basis.”
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. The refund of a canceled purchase will be mailed to you after the 10-day hold has expired for purchases made by ACH and check.
Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
PROSPECTUS | 42

You may buy shares and send your purchase proceeds by any of the following methods:
BY CHECK (MAIL) IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request an IRA kit or New Account application.	Initial Purchase	Subsequent Purchases
Complete the account application that
corresponds to the type of account you are
opening.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.

Complete the Guggenheim Investments
investment slip included with your quarterly
statement or send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

43 | PROSPECTUS

BY WIRE Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100	Initial Purchase	Subsequent Purchases
Complete and submit the account
application that corresponds to the type of
account you are opening.

Contact Guggenheim Investments Client
Services at 800.820.0888 to obtain your
new account number.

Use the Wire Instructions below to send
your wire.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.
Be sure to designate your wire instructions to the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•Account Number
•Fund Name
•Amount of Wire
•Fed Wire Reference Number (upon request)
You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

PROSPECTUS | 44

BY ACH (FAX/MAIL) Guggenheim Investments Client Services Fax number: 301.296.5103	Initial Purchase	Subsequent Purchases
Submit a new account application. Be sure
to complete the “Electronic Investing via
ACH” section. If you are establishing an
Individual, Joint, or UGMA/UTMA account,
you may fax the application to Guggenheim
Investments. All other applications should
be mailed.
•Make sure to designate the Fund(s) you
want to purchase.
•Make sure your investment meets the
account minimum.

Subsequent purchases made via ACH
must be a minimum of $20. A maximum of
$50,000 is allowed to be purchased via
ACH per day. To make a subsequent
purchase send written purchase
instructions that include:
•Your name
•Your shareholder account number
•The Fund(s) you want to purchase
•ACH bank information (if not on record).

Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (PHONE) Guggenheim Investments Client Services Phone number: 800.820.0888 or 301.296.5100
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instruction on file, you may submit your purchase request by contacting Guggenheim Investments Client Services at 800.820.0888.

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:
•
if your bank does not honor your check for any reason
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your wire transfer
•
if the transfer agent (MUFG Investor Services (US), LLC) does not receive your ACH transfer
•
if your bank does not honor your ACH transfer
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund’s NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the transfer agent or your financial intermediary.
45 | PROSPECTUS

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.
Under normal circumstances, the Fund expects to satisfy redemption requests with cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available to the Fund from time to time.
The Fund reserves the right to pay all or part of your redemption proceeds in liquid securities (i.e., in kind) with a market value equal to the redemption price. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
During periods of stressed market conditions, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or in kind.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Fund, you may send redemption orders to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103

If you send your redemption order by fax, you must call Guggenheim Investments Client
Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.

If you have existing ACH instructions on file, you may submit your redemption request via mail or telephone using the mailing addresses and telephone numbers provided above.

If you currently do not have ACH instructions on file, download the Bank Information and
Alternate Payee form from the www.guggenheiminvestments.com website, and follow the instructions for adding bank instructions.

A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
•
your name
•
your shareholder account number
•
Fund name(s)
•
dollar amount or number of shares you would like to sell
•
whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee)
•
signature of account owner(s) (not required for telephone redemptions)
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
PROSPECTUS | 46

If shareholders choose not to use the default cost basis method of average cost for an account, such shareholders must choose a cost basis method from among FIFO, LIFO or HIFO with respect to the account. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares, followed by covered shares using the method in effect for the account.
Fund shareholders should consult their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules. For more information see “Cost Basis.”
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or IRA may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five days of the transfer agent receiving your request, but in any event within seven days regardless of the method used to pay your redemption proceeds (e.g., check, wire or electronic transfer (ACH)). For redemption orders that settle on federal bank holidays, your redemption proceeds will normally be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the U.S. Government Money Market Fund as of the date of the redemption (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). If you are setting up new alternate payee instructions (check) or new bank instructions (ACH or wire) the request must be in writing, include a Medallion signature guarantee, and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus). The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
47 | PROSPECTUS

For partial redemption checks, the proceeds will be deposited into shares of the U.S. Government Money Market Fund (as noted above, shares of the U.S. Government Money Market Fund are offered in a separate prospectus).
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
LOW BALANCE ACCOUNTS
To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum account balance. However, the Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.
Exchanging Fund Shares

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges on any Business Day of Investor Class shares or Class H shares of any Rydex Series Fund or Rydex Dynamic Fund (together, the "Rydex Funds") for Investor Class shares or Class H shares of any other Rydex Fund, as applicable, on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Investor Class shares or Class H shares of any Rydex Fund for shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).
The Guggenheim Investments family of funds currently includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including the Rydex Funds, and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor (collectively, the "Guggenheim Funds"). For more information about the Fund’s exchange privileges with other Guggenheim Funds, please contact Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com. Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of the applicable share class of that Guggenheim Fund, which may include initial investment amount and account balance requirements, as disclosed in that Guggenheim Fund's prospectus.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund’s transfer agent or your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
While many of the Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.
The exchange privilege may be modified or discontinued at any time.
PROSPECTUS | 48

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. If you opened your account directly with the Fund you may send exchange requests to Guggenheim Investments by:
MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments website - Visit www.TradeRydex.com.
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:
•
your name
•
your shareholder account number
•
Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)
•
dollar amount, number of shares or percentage of Fund position involved in the exchange
•
signature of account owner(s) (not required for telephone or internet exchanges)
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.
Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous business day.
The Advisor will make exchanges until the shareholder’s value in the Fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity or to identify the source of funds invested in the Fund. The Fund may not be able to establish an account if the necessary information is not received. The Fund also may place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
49 | PROSPECTUS

Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Guggenheim Investments website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of website users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its transfer agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS & CONFIRMATIONS
You will receive a confirmation for every trade you initiate. You also will receive a statement each quarter, and your monthly statement will be posted online, within Secure Account Access. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if not promptly reported. If there are any discrepancies, call Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments website at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
PROSPECTUS | 50

HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE – 1.800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to fund information including NAVs, daily factors, fund assets (fund assets information is available for most funds) and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund’s transfer agent for services associated with the following:
•
$15 for wire transfers of redemption proceeds under $5,000
•
$50 on checks returned for insufficient funds
•
$25 to stop payment of a redemption check within 10 Business Days of the settlement date
•
$20 for standard overnight packages (fee may be higher for special delivery options including residential delivery)
•
$25 for bounced draft checks or ACH transactions
•
$15 per year for low balance accounts
•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.
Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Because the Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund’s Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into
51 | PROSPECTUS

and out of the Fund may negatively impact the Fund’s ability to achieve its investment objective. The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.
RIGHTS RESERVED BY THE FUND
The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time-generally, three or five years-Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares. Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution Services

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class H shares that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Fund’s expense table in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Fund on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Fund, promoted the distribution of the Fund, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Fund and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.
Payments also may be paid to financial intermediaries for providing the Fund with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to Fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Fund that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Fund. The level of payments
PROSPECTUS | 52

made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.
Sub-Transfer Agency Services. The Advisor, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed all or in part by the Fund, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. These payments increase the Fund’s operating expenses and reduce its investment performance.
Dividends and Distributions

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund’s record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application but would like to receive cash payments, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive cash payments, we encourage you to cash your dividends and distributions check promptly. Interest will not accrue on the amount of your uncashed check. Additionally, the Fund may be required to transfer assets related to uncashed checks to a state under the state’s escheatment or abandoned property laws.
Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. In addition, if you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions in additional Fund shares and absent further instruction from you, to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund.
Additional Tax Information

The following is a summary of certain important federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local taxes.
53 | PROSPECTUS

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes and has elected and intends to qualify for the special tax treatment afforded to RICs. As long as the Fund qualifies for treatment as a RIC, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.
A U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of the Fund’s investment in its Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.
The Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that income from the Fund’s investment in its Subsidiary will constitute qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in its Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investment in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
In addition, certain of the Fund’s investments, such as investments in commodity-linked derivatives, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in such investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). See “Dividends, Distributions and Taxes-Tax Implications of the Investment in the Subsidiaries” in the SAI.
Moreover, certain ETNs and underlying funds may produce income that is not qualifying income for purposes of the “qualifying income” requirement for qualification as a RIC. The Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.
If the Fund fails to satisfy the qualifying income requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If the Fund fails to qualify as a RIC for any year and these relief provisions are not available, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year (as calculated for federal income tax purposes) in order to qualify again as a RIC. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by the Fund to qualify as a RIC.
PROSPECTUS | 54

TAX STATUS OF DISTRIBUTIONS
•
The Fund intends to, at least annually, distribute substantially all of its net investment income and net capital gains.
•
The income dividends you receive from the Fund will be taxed as either ordinary income or qualified dividend income.
•
For non-corporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced rates to the extent that the Fund receives qualified dividend income and subject to certain limitations. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. The Fund's investment strategies may significantly limit its ability to distribute dividends eligible for treatment as qualified dividend income.
•
Distributions of the Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Fund for more than one year. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to non-corporate shareholders at reduced rates.
•
Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.
•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.
•
Corporate shareholders may be entitled to a dividends received deduction for any portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction.
•
Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.
•
Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and net capital gain distributions received from the Fund.
•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal income taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.
•
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. The Fund may be able to pass through foreign income taxes that it pays, allowing you to claim a credit or deduction for such taxes, subject to applicable limitations. The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it elects to pass through foreign taxes.
TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. Assuming you hold a Fund’s shares as capital assets, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.
55 | PROSPECTUS

NET INVESTMENT INCOME TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
STATE TAX CONSIDERATIONS
The Fund is not liable for corporate tax in Delaware as long as it qualifies as a RIC for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.
COST BASIS
The Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund will use a default average cost basis method for reporting your cost basis for covered shares unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS. Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
NON-U.S. INVESTORS
Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the definition of “resident alien” under the Internal Revenue Code or (2) is physically present in the United States for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
PROSPECTUS | 56

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund’s 2023 Annual Report. The 2023 Annual Report is available upon request and incorporated by reference in the SAI.
57 | PROSPECTUS

Consolidated Financial Highlights

Commodities Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class H	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$31.16	$29.62	$21.96	$61.10	$53.31
Income (loss) from investment operations:
Net investment income (loss)[a]	1.10	(.23 )	(.41 )	(.34 )	.35
Net gain (loss) on investments (realized and unrealized)	(3.04)	7.11	8.95	(14.79)	7.89
Total from investment operations	(1.94)	6.88	8.54	(15.13)	8.24
Less distributions from:
Net investment income	(1.38)	(5.34)	(.88 )	(24.01)	(.45 )
Total distributions	(1.38)	(5.34)	(.88 )	(24.01)	(.45 )
Net asset value, end of period	$27.84	$31.16	$29.62	$21.96	$61.10

Total Return	(6.24% )	23.53%	39.06%	(23.58% )	15.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,065	$7,333	$20,898	$855	$4,911
Ratios to average net assets:
Net investment income (loss)	3.59%	(0.58% )	(1.44% )	(0.77% )	0.59%
Total expenses[b]	1.75%	1.75%	1.77%	1.78%	1.89%
Net expenses[c]	1.56%	1.61%	1.63%	1.61%	1.74%
Portfolio turnover rate	—	—	—	5%	—
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
PROSPECTUS | 58

Index Publisher Information

Standard & Poor’s (the “Index Publisher”) does not sponsor, endorse, sell or promote the Fund and makes no representation or warranty, implied or express, to the investors in the Fund, or any members of the public, regarding:
•
the advisability of investing in index funds;
•
the ability of any index to track stock market performance;
•
the accuracy and/or the completeness of the aforementioned indices or any data included therein;
•
the results to be obtained by the Fund, the investors in the Fund, or any person or entity from the use of the indices or data included therein; and
•
the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.
Further, the Index Publisher does not:
•
Recommend that any person invest in the Fund or any other securities;
•
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund, including calculation of NAV;
•
Have any responsibility or liability for the administration, management or marketing of the Fund;
•
Consider the needs of the Fund or the investors in the Fund in determining, composing or calculating the indexes or has any obligation to do so;
•
Will have any liability in connection with the Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;
•
Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.
59 | PROSPECTUS

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated May 1, 2024, as revised from time to time. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or Guggenheim Investments. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.
The Trust’s SEC registration number is 811-07584.
PROSPECTUS | 60

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com
RALTH-1-0524x0525

Front Cover

Mutual Funds	|	Alternative	|	5.1.2024
Guggenheim Funds Prospectus
Class P
Ticker Symbol	Fund Name
RYMFX	Managed Futures Strategy Fund
RYMSX	Multi-Hedge Strategies Fund
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
RALTP-1-0524x0525	guggenheiminvestments.com

FUND SUMMARIES
(Includes Investment Objective; Fees and Expenses of the Fund; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

Managed Futures Strategy Fund

INVESTMENT OBJECTIVE
The Managed Futures Strategy Fund (the “Fund”) seeks to achieve absolute returns.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class P shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees of the Fund and the Subsidiary	1.04%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.58%
Other Expenses of the Fund	0.54%
Other Expenses of the Subsidiary	0.04%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[2]	1.90%
Fee Waiver (and/or expense reimbursement)[3]	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[2]	1.75%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In addition, the Advisor also has contractually agreed, through May 1, 2025, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$178	$553	$953	$2,072
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating
1 | PROSPECTUS

Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve absolute returns. The Fund intends to invest in multiple proprietary and third-party investment strategies that seek to identify and profit from upcoming movements in any combination of global fixed income, currency, commodity, or equity markets.
The strategies may be quantitative or fundamental in nature and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all markets to focused strategies that seek to provide exposure to a single asset class, sector, or market.
The Fund generally will take a long position in a particular asset class, sector or market that the Advisor expects to rise in value and generally will take a short position in a particular asset class, sector or market that the Advisor expects to fall in value. The Fund also may take a long position in a particular asset class, sector or market that the Advisor expects to fall in value and also may take a short position in a particular asset class, sector, or market that the Advisor expects to rise in value to manage the risk of the Fund’s positions and strategies.
The Advisor sets both the long-term strategic weights across individual strategies, or group of strategies, as well as short-term tactical weightings, which may deviate from long-term strategic weights due to short-term market risks or opportunities. The Advisor will employ both quantitative and qualitative methods to assess and manage the level of risk and to seek to improve returns of the Fund over time. The Advisor in its discretion may establish long positions in excess of its short positions, and short positions in excess of its long positions; however, the Fund’s short positions will be fully covered consistent with applicable law at all times.
The estimated risk of each position as measured by volatility, relative strengths of signals, certain macroeconomic views of the Advisor, and other factors, may be used to determine the relative size of positions. Risk-management strategies may be employed and seek to manage risk, improve returns over time, and mitigate declines in the market price of the Fund.
The Fund will seek to implement its investment strategies by investing in: commodity, currency, equity, fixed income and other futures, forwards, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodity, currency, equity and fixed income futures markets; commodity, currency, and financial-linked instruments, such as swap agreements; exchange-traded notes (“ETNs”); and common stock. Certain of the ETFs and pooled investment vehicles in which the Fund may invest are managed and serviced by the Advisor and/or its affiliates. The Fund may purchase and sell options and futures contracts and swap agreements. Certain of the Fund's investments may expose the Fund to the risks of investing in emerging market countries.
Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”), satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of derivatives and the leveraged investment exposure created by such use are expected to be significant.
The Fund’s derivatives investments will be used both to obtain exposure to the commodity, currency, equity, and fixed income markets and to manage risk and limit exposure created by certain of the Fund’s investments. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also intends to enter into short sales and invest in short positions of certain investments.
The Fund expects, under normal circumstances, to buy debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. The Fund may hold a diversified portfolio of fixed instruments of varying maturities, but that have an average duration of less than one year. In particular, the Fund may hold, without
PROSPECTUS | 2

limitation, government money market instruments, such as U.S. Treasury securities and U.S. government agency discount notes and bonds with maturities of two years or less. In addition, the Fund may invest, without limitation, in bank obligations, which may include certificates of deposit, commercial paper, asset-backed commercial paper, unsecured bank promissory notes, bank loans, bankers’ acceptances, and time deposits. The Fund also may invest, without limitation, in other short-term instruments, such as loan participations, commercial paper, and repurchase agreements. The Fund will enter into repurchase agreements only with counterparties that are deemed to present acceptable credit risks. Bank obligations may be issued or backed by U.S. banks or be U.S. dollar-denominated obligations issued or guaranteed by foreign banks.
The Fund may invest, without limitation, in U.S. dollar-denominated investment grade debt securities, and may invest no more than 20% of assets in high yield securities, which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that the Advisor believes are of comparable quality. The Fund also may invest, without limitation, in mortgage-backed securities or in other asset-backed securities, including to-be-announced transactions. The Fund may invest, without limitation, in U.S. dollar-denominated debt securities of foreign issuers, including emerging market issuers, and may invest up to 10% of its assets in sovereign and corporate debt securities denominated in foreign currencies. The Advisor may attempt, but is not obligated, to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). The Fund also may invest up to 25% of its assets in municipal securities.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.
The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure (long or short) to the investment returns of global commodities markets.
Because the Fund seeks to gain exposure to the commodity, currency, equity, and fixed income markets, the Fund, from time to time, may have significant indirect exposure through its derivatives investments to one or more of those markets or sectors comprising those markets.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the risks summarized below in
3 | PROSPECTUS

alphabetical order, and not in the order of importance or potential exposure. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commodity Exposure Risk—The Fund may have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, commodity index volatility, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and
PROSPECTUS | 4

commodities funds, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares. The Advisor anticipates that the Fund will have significant exposure to oil and other energy-related commodities. As a result, the Fund’s performance is subject to the volatility of global oil prices, and the risk that oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances may adversely affect the Fund’s performance.
Commodity-Linked Derivatives Investment Risk—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder’s interest in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. The Fund also may incur transaction costs in connection with conversions between foreign currencies. The Fund may attempt to, but is not obligated to, hedge its currency exposure. However, currency hedging strategies may not effectively eliminate all currency risk.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that
5 | PROSPECTUS

involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any,  may result in greater volatility of the Fund's NAV per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risk in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—The Fund may invest in equity index futures, which subjects the Fund to equity securities risk. The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and
PROSPECTUS | 6

changes in the overall market or economy. A decline in the value of equity securities comprising a reference index or the equity market generally may adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders.
Exchange-Traded Notes (“ETNs”) Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs closed-end funds, , affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other
7 | PROSPECTUS

creditors, extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service (the “IRS”) may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Investment Technique Risk—Some investment techniques of the Fund, such as its use of derivatives and other commodity-linked financial instruments to seek to achieve its investment objective, may be considered aggressive. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Such investment techniques may not consistently produce desired results and may be limited by legislative, regulatory, or tax developments.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value  of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.
PROSPECTUS | 8

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
9 | PROSPECTUS

Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies (“RICs”), the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. More information about this, and other, requirements for qualification as a RIC can be found in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary will be qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
Options entered into by the Fund may also be subject to the federal income tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
PROSPECTUS | 10

Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
Volatility Futures Risk—The Fund may invest in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the reference index, and may have the potential for unlimited loss.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class P shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class P shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. Effective upon the close of business on April 30, 2015, the Fund converted its existing Class H shares to Class P shares. For periods prior to May 1, 2015, the performance shown reflects the performance of Class H shares. The returns shown have not been adjusted to reflect any differences in expenses between Class H shares and Class P shares. However, the Fund's Class P shares would have had annual returns substantially similar to those of the Fund's former Class H shares because they are invested in the same portfolio of securities and have a similar, if not identical, expense structure to that of Class H shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2022	11.63%
Lowest Quarter	June 30, 2015	-7.36%
11 | PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2023)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
	1 Year	5 Years	10 Years
Class P
Return Before Taxes	3.66%	5.93%	2.03%
Return After Taxes on Distributions	3.25%	4.85%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	2.17%	4.12%	1.03%
Index
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.05%	1.89%	1.26%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.
PURCHASE AND SALE OF FUND SHARES
Class P shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which the Fund's distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
You may purchase or redeem Fund shares through your broker/dealer or other financial intermediary that has an agreement with the Distributor. You may purchase, redeem or exchange Class P shares of the Fund on any day the New York Stock Exchange (the "NYSE") is open for business (a "Business Day").
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 12

Multi-Hedge Strategies Fund

INVESTMENT OBJECTIVE
The Multi-Hedge Strategies Fund (the “Fund”) seeks long-term capital appreciation with less risk than traditional equity funds.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class P shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees of the Fund and the Subsidiary	1.19%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.41%
Other Expenses of the Fund[2]	0.00%
Other Expenses of the Subsidiary	0.01%
Short Sales Dividend and Interest Expense	0.40%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses[3]	2.04%
Fee Waiver (and/or expense reimbursement)[4]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)[3]	1.98%
1
“Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2
Other Expenses of the Fund were less than 0.01% for the fiscal year ended December 31, 2023.
3
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
4
The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. In addition, the Advisor also has contractually agreed, through May 1, 2025, to waive the amount of the Fund's management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The agreement may be terminated by the Advisor at the conclusion of any one-year term or by the Fund's Board of Trustees at any time, and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
201	$626	$1,076	$2,326
13 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The Advisor may use one or more variations of any or all of the strategies described below. The Advisor’s decision to allocate assets to a particular strategy or strategies is based on a proprietary evaluation of the strategy’s risk and return characteristics.
Long/Short Equity—Pursuant to long/short equity investment strategies, portfolio managers seek to profit from investing on both the long and short sides of equity markets;
Equity Market Neutral—Pursuant to equity market neutral investment strategies, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;
Fixed Income Strategies—Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities, and leveraging long and short positions in related securities;
Merger Arbitrage—Pursuant to merger arbitrage investment strategies, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and
Global Macro—Pursuant to global macro strategies, portfolio managers seek to profit from changes in currencies, commodity prices, fixed income securities, equity securities, and market volatility.
Each of these investment strategies may result in a directional bias depending upon the net effect of their constituent holdings. In general, a directional bias seeks to benefit from market movements in one direction or the other and is designed to have high (positive or negative) correlation with market returns. In contrast, a non-directional bias seeks to produce returns that are independent of market returns, resulting in a low correlation with market returns. The Advisor allocates assets to strategies that are both directional and non-directional and expects that the positioning (long or short) of the directional strategies will vary over time.
The Fund may use leverage to the extent permitted by applicable law. The Fund’s use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.
The Fund may be long or short in a broad mix of financial assets including small-, mid-, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts (“ADRs”), closed-end funds, exchange-traded funds (“ETFs”), real estate investment trusts ("REITs") and corporate and sovereign debt. The Fund may write (sell) and purchase swap agreements, including credit default swap agreements. From time to time, the Fund's assets may have significant exposure to one or more market sectors.
Investments in derivative instruments, such as futures, options, and forward contracts and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940 (the “1940 Act”), satisfy margin or collateral requirements, or meet redemption requests. The Fund’s use of
PROSPECTUS | 14

derivatives and the leveraged investment exposure created by such use are expected to be significant. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivatives positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) as measured at the end of every quarter of the Fund's taxable year. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. Unlike the Fund, however, the Subsidiary may invest to a greater extent in commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the 1940 Act. The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure (long or short) to the investment returns of global commodities markets.
Because the Fund seeks to gain exposure to different industries and sectors in the economy, from time to time, the Fund may invest a significant percentage of its assets in issuers in one or more groups of industries or sectors of the economy. While the Fund’s sector and industry exposure may vary over time, as of March 31, 2024, the Fund has significant exposure to the Consumer Discretionary Sector, Energy Sector, Financials Sector, Health Care Sector, Industrials Sector, and Real Estate Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to the risks summarized below in alphabetical order, and not in the order of importance or potential exposure. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.
Asset-Backed Securities Risk—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities. Some asset-backed securities, including mortgage-backed securities, may have structures that make their performance based on changes in interest rates and other factors difficult to predict, causing their prices to be volatile. In particular, during periods of falling interest
15 | PROSPECTUS

rates, asset-backed securities are more likely to be called or prepaid, which can result in the Fund having to reinvest proceeds in other investments at a lower interest rate or less advantageous terms, which would adversely affect the Fund. Asset-backed securities are also particularly subject to market, liquidity, valuation, prepayment and extension risks and are also subject to risk of impairment of the value of the underlying asset.
Borrowing Risk—The Fund may borrow for several purposes, including investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.
Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”) Risk—Through its investments in other investment companies, the Fund may have exposure to CLOs. CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed primarily by commercial loans, CLOs also bear many of the same risks as investing in loans directly. However, in addition to the risks associated with investment in commercial loans, the complex structure and highly leveraged nature of a CLO poses additional risks. CLOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults or trading losses. Such losses on the underlying assets are borne first by the holders of subordinate tranches, which may take the form of an equity interest. The Fund’s investments in CLOs may decrease in market value when the CLO’s assets experience loan defaults or credit impairment, losses that extend the most subordinate tranches, or market anticipation of loan defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear many of the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than commercial loans, including securities (such as other asset-backed securities) and synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of the most subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Moreover, CDOs that obtain their exposure through synthetic investments are exposed to risks associated with derivative instruments.
Commodity Exposure Risk—The Fund may have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, commodity index volatility, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares. The Advisor anticipates that the Fund will have significant exposure to oil and other energy-related commodities. As a result, the Fund’s performance is subject to the volatility of global oil prices, and the risk that oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances may adversely affect the Fund’s performance.
Commodity-Linked Derivatives Investment Risk—The Fund may invest directly and indirectly in commodity-linked derivative instruments. The value of a commodity-linked derivatives investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the
PROSPECTUS | 16

value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund’s investment in commodity-related investment products may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the net asset value ("NAV") of the Fund and, consequently, a shareholder’s interest in the Fund.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services or an actual or perceived change in financial condition or reputation. The issuer, guarantor or counterparty could also suffer a rapid decline in credit rating, which would adversely affect the value, price volatility and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Direct and indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency exchange rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, the imposition of currency controls, or other political (including geopolitical), economic and social developments in the U.S. or abroad. The Fund also may incur transaction costs in connection with conversions between foreign currencies.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. The Fund’s use of derivatives to obtain short exposure, if any,  may result in greater volatility of the Fund's NAV per share. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty, credit, legal, liquidity and valuation risks.
17 | PROSPECTUS

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of the risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed. Furthermore, investments in or exposure to emerging markets are generally subject to risk in addition to the risks associated with investing in foreign securities, including the risks associated with trading in smaller markets, lower volumes of trading, limited information about issuers and securities, being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements, and being subject to potential expropriation or nationalization of private properties and other adverse political, economic and social events.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
PROSPECTUS | 18

High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. These securities generally present additional risks compared to investment grade bonds and are typically less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit and default risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific factors, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield, below investment grade and unrated securities and thus particularly prone to the foregoing risks, which may result in losses to the Fund.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed income and other debt instruments decline and when interest rates decrease, the values of fixed income and other debt instruments rise. During periods of rising interest rates, changes in interest rates on adjustable rate securities may lag behind changes in market rates, which may cause the value of such securities to decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. The Fund’s yield, returns, and performance may be adversely affected by changing interest rates and the Fund’s NAV per share may be more volatile during changing interest rate environments. Changes in monetary policy may exacerbate the risks associated with changing interest rates. Changes in interest rates may also lead to an increase in Fund redemptions, which may result in high portfolio turnover costs and lower valuations, thereby adversely affecting the Fund’s performance.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs closed-end funds, , affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the shares.
Investment in Loans Risk—The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk, risk of subordination to other creditors, extension risk and risk of insufficient or lack of protection under the federal securities laws. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans also can be difficult to value accurately, because of, among other factors, limited public information regarding the loan or the borrowers and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund also is subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. This risk is increased if the Fund’s loans are secured by a single asset. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. Transactions in loans are often subject to long settlement periods and often require consent from borrowers and/or an agent acting for the lenders, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s and the credit group’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower and the related credit group to satisfy certain financial tests at
19 | PROSPECTUS

periodic intervals or to maintain compliance with certain financial metrics. The Fund is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which generally are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. These "covenant-lite" loans or similar debt obligations are particularly subject to the risks associated with investments in loans as described above.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service (the “IRS”) may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments are an integral part of the Fund’s investment strategy and may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value of the Fund's portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return. Leverage may also arise through the use of borrowings for investment purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The 1940 Act limits the Fund from borrowing in an amount no more than 33 1/3% of its assets.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Liquidity and valuation risks are heightened in a changing interest rate or volatile environment particularly for fixed-income and other debt instruments.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns. As a result of these factors, the Fund may lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
PROSPECTUS | 20

There is no guarantee that the Fund will be able to neutralize or limit exposure to general stock market risk. The Fund’s use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund’s short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Prepayment and Extension Risk—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Real Estate Investment Trusts (“REITs”) Risk—REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Mortgage REITs make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest earned on such mortgage loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. In addition to the risks pertaining to real estate investments more generally, REITs may be subject to additional risks, including risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. U.S.
21 | PROSPECTUS

REITs also are subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreement Risk—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of March 31, 2024, the Fund is subject to the Sector Risks described below.
Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.
Energy Sector Risk. The Fund's investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.
Financials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Financials Sector. The Financials Sector includes companies involved in banking, financial services (including commercial and residential mortgage finance), consumer finance, capital markets (including asset management and custody banks, investment banking and brokerage), Mortgage Real Estate Investment Trusts (REITs), and insurance. Certain Financials Sector issuers serve as counterparties with which the Fund may enter into derivatives agreements or other similar contractual arrangements. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector, which may adversely affect a company's ability to fulfill its obligations as a financial counterparty. Companies operating in the Financials Sector are subject to extensive government regulation, which may limit the financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and may fluctuate significantly when interest rates change or due to increased competition.
Health Care Sector Risk. The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and
PROSPECTUS | 22

biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.
Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods, such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. The Industrials Sector also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services, and transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Real Estate Sector Risk. The Fund's investments are exposed to issuers conducting business in the Real Estate Sector. The Real Estate Sector includes companies operating in real estate development and operations. It also includes companies offering real estate-related services and REITs. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. The performance of companies operating in the Real Estate Sector has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, limited availability of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Strategy Allocation Risk—The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective.
23 | PROSPECTUS

Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to regulated investment companies (“RICs”), the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” Income derived from direct and certain indirect investments in commodities is not qualifying income. More information about this, and other, requirements for qualification as a RIC can be found in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary will be qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.
Options entered into by the Fund may also be subject to the federal income tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class P shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class P shares of the Fund as an average over different periods of time in comparison to the performance of the S&P 500® Index, a broad-based market index, and the HFRX Global Hedge Fund Index, a comparative benchmark that measures the performance of strategies similar to those implemented by the Fund. Effective upon the close of business on April 30, 2015, the Fund converted its existing Class H shares to Class P
PROSPECTUS | 24

shares. For periods prior to May 1, 2015, the performance shown reflects the performance of Class H shares. The returns shown have not been adjusted to reflect any differences in expenses between Class H shares and Class P shares. However, the Fund's Class P shares would have had annual returns substantially similar to those of the Fund's former Class H shares because they are invested in the same portfolio of securities and have a similar, if not identical, expense structure to that of Class H shares. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. On August 31, 2017, the Fund's principal investment strategies were revised; therefore, the performance and average annual total returns shown for periods prior to August 31, 2017 may have differed had the Fund's current principal investment strategies been in effect during those periods.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	March 31, 2021	5.43%
Lowest Quarter	March 31, 2018	-2.77%
AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2023)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
	1 Year	5 Years	10 Years
Class P
Return Before Taxes	4.25%	3.95%	2.39%
Return After Taxes on Distributions	3.00%	3.25%	1.99%
Return After Taxes on Distributions and Sale of Fund Shares	2.53%	2.75%	1.68%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
HFRX Global Hedge Fund Index[1] (reflects no deduction for fees, expenses or taxes)	3.10%	3.46%	1.41%
25 | PROSPECTUS

1
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.
PURCHASE AND SALE OF FUND SHARES
Class P shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which the Fund's distributor, Guggenheim Funds Distributors, LLC (the "Distributor"), has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
You may purchase or redeem Fund shares through your broker/dealer or other financial intermediary that has an agreement with the Distributor. You may purchase, redeem or exchange Class P shares of the Fund on any day the New York Stock Exchange (the "NYSE") is open for business (a "Business Day").
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
PROSPECTUS | 26

More Information About the Trust and the Funds

Rydex Series Funds (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios, or funds, that are grouped into several categories according to each fund’s investment strategy. This Prospectus describes the Class P shares of the Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (together, the “Funds”).
For purposes of the 1940 Act, each Fund  is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in the funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, a fund may not be permitted to accept such an investment by another investment company if the fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A) in reliance on Rule 12d1-4.
INVESTMENT OBJECTIVES
The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.
With respect to each Fund's investment in its respective Subsidiary, please refer to “Investment Policies, Techniques, and Risk Factors” in the Funds' SAI for more information about the operation and management of each Subsidiary.
PRINCIPAL INVESTMENT STRATEGIES
While the Funds seek to target return characteristics similar to those achieved by certain hedge fund strategies, the Funds are registered investment companies and, thus, are subject to the comprehensive regulatory scheme of the 1940 Act and other federal securities laws. As a result, the Funds are not permitted to engage in certain investment activities to the same extent as hedge funds, such as borrowing and leverage and, therefore, may seek to achieve their investment objectives through the use of investment techniques that differ from those employed by hedge funds.
Managed Futures Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for the Fund. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund’s investment universe in order to maintain consistency and predictability. The Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments.
The Fund’s investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures” is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For these purposes “managed futures” are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.
Multi-Hedge Strategies Fund. The Advisor develops and implements investment strategies designed to achieve the Fund’s objective. Quantitative and qualitative inputs are used to determine the optimal mix of strategies for the Fund. The Advisor places particular emphasis on controlling risk at the Fund and strategy level.
Based on market observations and internal and external research, the Advisor employs directional and non-directional strategies which can be categorized into traditional hedge fund styles, including but not limited to Equity Long/Short, Equity Market Neutral, Global Macro, Merger Arbitrage, and Fixed Income Strategies. These strategies are then combined with the objective of creating returns which are differentiated from those of traditional equities and bonds over longer time periods. The Advisor utilizes several proprietary quantitative models and market insights to allocate between its investment strategies with the intent of generating capital appreciation while managing risk.
27 | PROSPECTUS

Directional and Non-Directional Positions
A directional position is designed to have a high correlation (positive or negative) with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market. For example, the Advisor may use S&P 500® futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund may employ a variety of directional positions. Below are brief descriptions of those directional positions the Fund expects to frequently employ to some extent.
•
An Equities position involves obtaining long or short exposure to a basket of stocks or derivatives thereof, such as index futures.
•
A Fixed Income position involves obtaining long or short exposure to a basket of cash bonds, bond futures and/or credit default swaps.
•
A Commodity position involves obtaining long or short exposure to precious metals, livestock, grains, and other basic goods or materials generally through derivatives investments.
•
A Currency position consists of purchasing or selling a basket of foreign currencies against the U.S. dollar.
•
A Covered Call Options position involves investing in written call options on underlying securities which the Fund already owns.
•
A Long Options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.
A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund may employ a variety of non-directional positions. Below are brief descriptions of those non-directional positions the Fund expects to frequently employ to some extent.
•
An Equity Market Neutral strategy involves purchasing a basket of securities the Advisor deems attractive, while shorting a basket of securities the Advisor deems unattractive with the intention of minimizing equity market risk (i.e., equity beta).
•
A Closed-End Fund Arbitrage strategy involves purchasing a basket of closed-end funds trading at discounts to their NAVs while shorting stocks, ETFs, futures or other derivatives that best reflect the closed-end funds' systematic risks. The portfolio is structured to minimize market exposure, while capturing the narrowing of closed-end fund discounts.
•
A Merger Arbitrage strategy position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are components of acquisition values. The portfolio’s risk is a function of the unsuccessful completion of merger deals, which generally has little correlation with equity market returns.
•
A Duration Neutral Term Spreads position involves investing in long 10-year U.S. government securities and simultaneously selling short 2-year U.S. government securities. The portfolio is duration-adjusted such that the duration of both long and short positions are approximately equal and has limited market exposure.
•
A Duration Neutral Default Spreads position involves investing in a basket of corporate bonds and simultaneously selling short U.S. government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.
•
A Convertible Arbitrage Spread involves purchasing a basket of convertible bonds and simultaneously selling short associated equities against them. The portfolio is structured in such a way as to minimize equity and credit market exposure.
•
A Currency Spread trade involves purchasing a basket of high yielding currencies and selling short a basket of low yielding currencies against it. The portfolio is structured to be dollar neutral.
•
A Volatility Arbitrage Spread trade involves trading volatility/variance futures or swaps which provide a return based on the difference between the implied volatility in the marketplace at the time of sale and the subsequently realized market volatility. The swap is structured to include protection against extreme movements in market volatility.
In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendments could cause some Funds to change their names or investment policies and make other operational adjustments. Implementation of any such change, which would need to be made prior to December 2025, could adversely affect a Fund’s operations and investment strategies. The extent of the impact of the amendments is still uncertain and under assessment.
PROSPECTUS | 28

Securities Lending. The Funds participate in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank. Securities lending involves the risk that a Fund may lose money because the borrower of the Fund’s loaned securities fails to return the securities in a timely manner or at all. As a result, a Fund could lose money if it experiences a delay in recovering the loaned securities or if it is ultimately unable to recover the securities. Although each Fund receives collateral (often in the form of repurchase agreements) based on the value of the loaned securities and indemnifications from its lending agent, a Fund could still lose money if the value of the collateral declines, including the value of any investments made with cash collateral, or if the lending agent fails to perform its obligations under its lending agreement with the Fund. A Fund’s securities lending activities could also trigger adverse tax consequences for the Fund and affect the amount, timing and character of distributions to shareholders. For example, if a Fund loans its securities, the Fund and its investors may lose the ability to treat certain Fund distributions associated with those activities as qualified dividend income.
Investment in the Subsidiaries. Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Additional Tax Information.”
It is expected that each Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Each Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act.
The Advisor will consider whether it is more advantageous for a Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of each Fund’s investment in its Subsidiary will vary based on the Advisor’s use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary.
To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same leverage limitations and asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies and procedures as the Fund. The Subsidiaries are managed by the Advisor and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in its Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities.
For more information about the operation and management of the Funds’ Subsidiaries, please see “Investment Policies, Techniques, and Risk Factors” in the Funds’ SAI.
PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information about the principal risks and certain non-principal risks of the Funds is set forth below. The risks are listed in alphabetical order, not in the order of importance or potential exposure, and not all of the risks are principal risks for each Fund. The fact that a particular risk is not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment adviser can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
29 | PROSPECTUS

Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Asset-Backed and Mortgage-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.
Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed security. Compared to other fixed income investments with similar maturity and credit profile, asset-backed securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities also are subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets may be difficult and costly.
With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities.
Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.
The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.
PROSPECTUS | 30

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed securities may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).
For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.
The general effects of inflation on the United States economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.
Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.
Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use
31 | PROSPECTUS

properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities generally and the commercial real estate markets and the real estate securing the underlying mortgage loans . Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term and borrower characteristics) than agency MBS. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.
PROSPECTUS | 32

Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation and loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages.
In addition, MBS, such as commercial and residential MBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to changes in interest rates and developments in the commercial or residential real estate markets. For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.
Bank Obligations Risk—The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but also are subject to certain additional risks such as adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes and other sovereign action such as nationalization or expropriation.
Borrowing Risk—The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law, including borrowings from banks for investment-related purposes such as purchasing securities believed to be desirable by the Advisor. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to 33 1/3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay
33 | PROSPECTUS

the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Fund participates in a secured line of credit with BNP Paribas (the “Line of Credit”) that may be used for borrowings for investment purposes, as well as other permitted borrowings. The Fund may pay a commitment or other fee to maintain the Line of Credit, in addition to the stated interest rate. Loans are typically secured by assets of the Fund. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice.
Capitalization Securities Risk—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large, mid or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Fund’s portfolio or underlying index or other benchmark may underperform other segments of the equity market or the equity market as a whole. If the Fund has net short exposure to the components in its portfolio, it is subject to the risk that the predominate capitalization range represented in its portfolio may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Cash and Cash Equivalents Risk—When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO. Additionally, the Fund’s investment in CLO securities will provide it with indirect exposure to the CLOs; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid
PROSPECTUS | 34

than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.
CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.
In addition, investments in CLOs and CDOs expose the Fund to risks similar to fixed income securities and also expose the Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs and CDOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.
Commodity Exposure Risk—The Fund’s direct and indirect investments in commodity-linked investments and exposure to the commodity markets, generally, presents unique risks, and such risks may be heightened under adverse market or economic conditions. Investing in commodity-linked derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, is speculative and such investments can be extremely volatile. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, interest
35 | PROSPECTUS

rates, or sectors affecting a particular industry or commodity. Market prices of commodities (which are currently especially volatile) may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases and other public health emergencies; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. For example, the energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The current or “spot” prices of physical commodities also may affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets. In addition, commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may affect the value of the Fund’s shares. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
Commodity-Linked Derivatives Investment Risk—The value of a commodity-linked derivatives investment typically is based upon the price movements (which are currently especially volatile) of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. As a result, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, and public health emergencies, embargoes, tariffs and international economic, political and regulatory developments. Commodity-linked investments may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. In addition, commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates, which risks are especially heightened under current conditions. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can subject a fund to additional regulation and disadvantageous tax treatment. Legal and regulatory changes also can affect the value of these investments.
The Fund’s investments in commodity-linked derivatives are subject to a substantial risk of loss. When the Fund purchases or sells a commodity futures contract, sells a commodity option or engages in off-exchange foreign currency trading, it may sustain a total loss of the initial margin or other monies posted by the Fund to establish or maintain its position. If the market moves against the Fund’s position, it may be required to post additional monies to maintain its position, which also are subject to total loss. If the Fund chooses not to post additional monies to maintain a position, it may be forced to liquidate the position at a loss. The Fund’s investment in commodity-related investment products may lead to substantial losses, which can significantly and adversely affect the NAV of the Fund and, consequently, a shareholder’s interest in the Fund.
Index-Linked and Commodity-Linked “Structured” Securities—The Fund may invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices. These are “commodity-linked” or “index-linked” securities. They are sometimes referred to as “structured securities” because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.
PROSPECTUS | 36

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices (which are currently especially volatile). In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities and their issuers. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are rising.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obliger to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising or when refinancing obligations become more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty, which are often reflected in its credit quality and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of
37 | PROSPECTUS

making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of a liquidity or credit risk and do not reflect market risk. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Advisor to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Ratings, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service, Inc., and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Advisor to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Advisor’s credit analysis includes evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and debt instruments in which the Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s Investors Service, Inc. or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Advisor and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.
If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated.
Currency Risk—The Fund’s direct and/or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives.
The Fund may engage in transactions and derivatives designed to reduce the Fund’s exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions.
PROSPECTUS | 38

Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences also could result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. In addition, work-from-home arrangements by the Fund, the Advisor or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Advisor or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Depositary Receipt Risk—The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. Dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty
39 | PROSPECTUS

credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives also may expose the Fund to the performance of securities that the Fund does not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (the “CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.
Credit Default Swap Risk—The Multi-Hedge Strategies Fund may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a
PROSPECTUS | 40

credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures also are subject to leveraging risk and can be subject to liquidity risk. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund's strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
41 | PROSPECTUS

Emerging Markets Risk—The Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree, as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack of or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; and (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies.
To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting that particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Equity securities have sometimes experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
PROSPECTUS | 42

Exchange-Traded Notes (“ETNs”) Risk—The Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived by the Fund from ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, that are indirectly linked to the performance of foreign issuers. Investing in foreign investments, including investing in foreign securities through ADRs and ETFs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political (including geopolitical) and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic or geopoltical developments, which may include the imposition of economic or trade sanctions or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value, or worthless. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.
Foreign fixed income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks
43 | PROSPECTUS

of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Ratings, Inc. or “Ba” category or lower by Moody’s Investors Service, Inc. or are unrated and have been determined by the Advisor to be of comparable quality. High yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Advisor’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds.
PROSPECTUS | 44

Increasing Government and Other Public Debt Risk—Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks.
Interest Rate Risk—Fixed income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. The impact of interest rate changes on fixed-income and other debt instruments depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s share price will likely fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.
However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value, and other features of the security.
Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, as is the case currently, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.
During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to
45 | PROSPECTUS

“Prepayment and Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment and Extension Risk” for additional information.
Certain debt instruments, such as instruments with a negative duration or inverse instruments, also are subject to interest rate risk, and may be adversely affected by changes in interest rates, although such instruments generally react differently to changes in interest rates than instruments with positive durations. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain of the Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” below for a summary of associated risks. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.
The U.S. Federal Reserve (the “Federal Reserve”) has increased interest rates at significant levels over recent periods. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where the Fund trades. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.
Changing Fixed Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier than anticipated).
Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), also can result in increased redemptions from the Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Fund.
Current Fixed Income and Debt Market Conditions—Fixed income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.
Inflation Risk—Certain of the Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund's assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Inflation has reached unusually high levels in recent periods and the Federal Reserve has increased interest rates significantly to seek to reduce it.
PROSPECTUS | 46

Certain of the Fund’s derivatives investments also may be adversely affected by changes in interest rates. For example, if the Fund is receiving a fixed rate payment stream, it will be adversely affected by rising interest rates and vice versa. In addition, rising interest rates may increase the costs associated with certain derivatives (e.g., interest paid for the use of margin proceeds) used to implement the Fund’s strategy. If the Fund invests in derivatives tied to fixed income or related markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio also may be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.
Investment in Investment Vehicles Risk—The Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost-efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.
Closed-End Fund Risk—The Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their NAV. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.
Exchange-Traded Fund (“ETF”) Risk—The Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” also will vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Fund’s loans are secured by
47 | PROSPECTUS

a single asset. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s Investors Service, Inc. or unrated but assessed by the Advisor to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value, and the Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund, thus, is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
The Fund values its assets on each Business Day (each day the NYSE is open for business). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as
PROSPECTUS | 48

market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
The Fund is exposed to, through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
In certain circumstances, the Advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Advisor or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the deferral securities laws, and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require
49 | PROSPECTUS

purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Fund is not, as of the date of this Prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states.
The Advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Advisor or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Fund currently invests in its Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
Investment Technique Risk—The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivatives, including futures contracts, options, and swap agreements, include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in the securities underlying the Fund’s derivatives investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.
Large-Capitalization Securities Risk—The Fund may be subject to the risk that large-capitalization securities may underperform, or outperform, if the Fund has net short exposure to large-capitalization securities, other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leveraging Risk—The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of derivative instruments, when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin or collateral requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.
PROSPECTUS | 50

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past decades, which has led to reduced levels in the capacity of these market makers to engage in trading and provide liquidity to markets. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially may be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s fair valuation policy and procedures and the Advisor’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). The Fund (or the Advisor) rely on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund’s ability to effectively value investments or calculate NAV may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. If the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, the Fund may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Shareholder Information – Calculating Net Asset Value” and the Fund’s shareholder reports. Proportions of the Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.
Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Advisor and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Advisor and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.
51 | PROSPECTUS

The Advisor may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for the Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable the Fund to achieve its investment objective and the Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Advisor’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. The Fund may also be adversely affected by the Advisor’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.
Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods.
Moreover, changing economic, political, geopolitical, social, or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets and the Fund’s investments may underperform general securities markets or other investments. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Advisor potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as recent conditions, which also have resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
PROSPECTUS | 52

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, additional and/or prolonged U.S. federal government shutdowns or foreign policy tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market, economic and other disruption also could prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund. In addition, many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Mid-Capitalization Securities Risk—The Fund may be subject to the risk that mid-capitalization securities may underperform, or outperform, if the Fund has net short exposure to mid-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
OTC Trading Risk—Certain of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivatives transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.
Portfolio Turnover Risk—The Fund’s strategies may involve the frequent purchase and sale of portfolio securities. Such frequent and active trading may lead to significantly higher transaction costs for the Fund because of increased broker commissions associated with such transactions. The Fund calculates portfolio turnover without including the short-term cash instruments or derivatives transactions that comprise the majority of the Fund's trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher. Portfolio turnover may cause the Fund’s performance to be less than you expect.
53 | PROSPECTUS

Prepayment and Extension Risk—The issuers of securities held by the Fund or investment companies in which the Fund invests may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.
Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.
Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Real Estate Investment Trusts (“REITs”) Risk—REITs are exposed to the risks affecting real estate investments generally, in addition to other investment risks. The value of a REIT can depend on the structure of, and cash flow generated by, the REIT and may be more volatile and/or less liquid than other types of securities. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) also are subject to interest rate and prepayment risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.
Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. U.S. REITs also are subject to unique federal tax requirements. A U.S. REIT that fails to comply with federal income tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
PROSPECTUS | 54

Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Advisor. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applicable to the Fund (such as regulations related to the use of derivatives and other transactions). These regulations and laws may impact the performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. For example, the SEC has adopted amendments to its rule regarding names of registered investment companies, such as the Fund. The full impact of the rule amendments on the Fund is uncertain and under assessment.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Sector Risk—The Fund is subject to one or more of the Sector Risks described below. For information about the specific Sector Risk applicable to the Fund, please see the Fund's Summary section.
Consumer Discretionary Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Consumer Discretionary Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector ("Consumer Discretionary Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector. The performance of Consumer Discretionary Companies has historically been closely tied to the performance of the overall economy, and may be widely affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. In addition, Consumer Discretionary Companies may be adversely affected and lose value more quickly in periods of economic downturns. The products offered by Consumer Discretionary Companies may be viewed as luxury items during times of economic downturn.
Energy Sector Risk —The risk that the securities of, or financial instruments tied to the performance of, issuers in the Energy Sector that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund’s investments are exposed to issuers conducting business in the Energy Sector ("Energy Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The prices of the securities of Energy Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies. The prices of the securities of Energy Companies also may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy resources, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.
Financials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Financials Sector that the Fund purchases will underperform the market as a whole. To the extent the Fund’s investments are exposed to issuers conducting business in the Financials Sector ("Financials
55 | PROSPECTUS

Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Financials Sector. Financials Companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Events affecting the Financials Sector in the recent past resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain Financials Companies to incur large losses. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies also may be subject to severe price competition.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Health Care Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Health Care Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Health Care Sector ("Health Care Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by Health Care Companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a Health Care Company’s market value and/or share price.
Industrials Sector Risk—The risk that the securities of, or financial instruments tied to the performance of, issuers in the Industrials Sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting business in the Industrials Sector ("Industrials Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of Industrials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of Industrials Companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.
Real Estate Sector Risk—The Fund invests in the securities of real estate companies, including REITs. The Fund is subject to the risk that the securities of real estate companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund’s investments are exposed to issuers conducting their business in the Real Estate Sector ("Real Estate Companies"), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Real Estate Sector. Investments in Real Estate Companies also may subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. As the demand for, or prices of, real estate increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment. For more information regarding the potential risks of investing in REITs, please see "Real Estate Investment Trusts (“REITs”) Risk” above.
PROSPECTUS | 56

Short Sales and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure involves the use of derivatives (such as options and swaps) to gain exposure to a short position without having to borrow the security. A short exposure exposes the Fund to counterparty credit and leverage risks. The loss on a short sale or other short exposure, which, in some cases, may be theoretically unlimited, may be greater than a direct investment in the security itself because the price of the borrowed or referenced security may rise, thereby increasing the price at which the security must be purchased or the settlement price of the short exposure contract. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The use of short sales may cause the Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform, or outperform, if the Fund has net short exposure to small-capitalization securities, other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Strategy Allocation Risk—The ability of the Fund to achieve its investment goal depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets among multiple investment strategies or underlying funds. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the Fund make investment decisions independently and it is possible that the investment
57 | PROSPECTUS

strategies may not complement one another. As a result, the Fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the Fund had a single investment strategy. In addition, underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.
Tax Risk—To qualify for the favorable U.S. federal income tax treatment generally available to RICs the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income.” More information about this and other requirements for qualification as a RIC can be found in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code. Generally, income derived from direct and certain indirect investments in commodities is not qualifying income. However, the Fund has received a private letter ruling from the IRS that concludes that the income attributable to the Fund's investment in the Subsidiary constitutes qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that it is derived from the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived from its business of investing in stock, securities or currencies and accordingly, to be treated as “qualifying income.” The Advisor intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
The Fund currently gains most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest in commodity-linked derivative instruments and other similar instruments. However, to the extent the Fund invests in such instruments directly, it may be subject to the risk that such instruments will not generate qualifying income and, thus, may compromise the Fund’s ability to qualify as a RIC. The Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to qualify as a RIC could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. In addition, the amounts of Fund distributions are driven by federal tax requirements. The Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.
Options entered into by the Fund also may be subject to the federal tax rules applicable to straddles under the Internal Revenue Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not be eligible for the dividends received deduction for corporate shareholders or eligible to be treated as qualified dividend income for individual shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
Temporary Defensive Investment Risk—The Fund may be affected by a general decline in market specific market segments or the market as a whole (the risk of which is particularly acute under current conditions). The Fund invests in securities included in a specific market segment, such as the commodity and financial futures markets, in an effort to achieve its investment objective and regardless of their investment merits. The Advisor does not attempt to take defensive positions in the Fund in declining markets. As a result, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions.
PROSPECTUS | 58

Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average®, may decline over various time periods within a day. If the price of a security, a futures contract or an option declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the futures contracts, options or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and fully invest its assets, which could increase tracking error and adversely affect performance, and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts or securities. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security).
Volatility Futures Risk—The Fund may invest in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market. Investments in volatility index futures are subject to the risk that the Fund is incorrect in its forecast of volatility for the reference index, and may have the potential for unlimited loss.
Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.
Management of the Funds

INVESTMENT ADVISOR
The Advisor, Security Investors, LLC, is principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, and serves as investment adviser of the Funds. The Advisor is a registered investment adviser and a registered commodity pool operator. The Advisor has served as the investment adviser of each Fund since its inception.
The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund’s investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, each Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2023, based on the average daily net assets of the Fund, as set forth below:
Fund	Advisory Fee
Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Each Fund invests in its respective Subsidiary. Each Subsidiary has entered into a separate advisory agreement with the Advisor for the management of that Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee at the same rate that the Subsidiary’s corresponding Fund pays the Advisor for services provided to that Fund. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by the Fund’s Subsidiary as discussed in more detail under “Management of the Subsidiaries” below.
59 | PROSPECTUS

For the Multi-Hedge Strategies Fund, the Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short sales dividend and interest expense, and extraordinary expenses.
The Advisor also has contractually agreed, through May 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment manager. The Advisor is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Advisor provides written notice to the Fund of the termination of the agreement.
The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. In addition, the Advisor may make payments from its own resources to broker-dealers and other financial institutions, including to the Advisor’s parent company, Guggenheim Capital, LLC and its affiliates, in connection with services provided to the Funds and for services provided in connection with the sale of Fund shares.
A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement in May 2023 is currently available in the Funds' June 2023 Semi-Annual Reports to Shareholders, which cover the period January 1, 2023 to June 30, 2023. A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement in May 2024 will be available in the Funds' June 2024 Semi-Annual Reports to Shareholders, which cover the period January 1, 2024 to June 30, 2024.
MANAGEMENT OF THE SUBSIDIARIES
As with the Funds, the Advisor is responsible for the selection of each Subsidiary’s investments and the administration of each Subsidiary’s investment program pursuant to separate investment advisory agreements between the Advisor and each Subsidiary. Under the advisory agreements, the Advisor provides the Subsidiaries with the same type of management subject to the same terms as are provided to the Funds. The Subsidiaries also have entered into separate contracts for the provision of custody, transfer agency and administrative, and audit services with the same service providers that provide those services to the Funds.
Each Subsidiary pays the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary’s portfolio, as follows:
Subsidiary	Advisory Fee
Managed Futures Strategy CFC	0.90%
Multi-Hedge Strategies CFC	1.15%
As stated above, the Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by that Fund’s Subsidiary. This undertaking will continue in effect for so long as each Fund invests in its Subsidiary and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Funds’ Board of Trustees. The rate of the management fee paid directly or indirectly by each Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and its Subsidiary and may not increase without the prior approval of the Board of Trustees and a majority of the Fund’s shareholders. Each Subsidiary also will bear the fees and expenses incurred in connection with the custody, transfer agency and administrative, and audit services that it receives which are specific to each Subsidiary and not duplicative of services provided to the Funds. The Funds expect that the expenses borne by their respective Subsidiaries will not be material in relation to the value of the Funds’ assets. Please see the SAI for more information about the organization and management of the Subsidiaries.
PORTFOLIO MANAGEMENT
The Funds are managed by teams of investment professionals. Messrs. Michael P. Byrum, Adrian Bachman and John Marchelya are jointly and primarily responsible for the day-to-day management of each Fund. Biographical information for each of the portfolio managers is listed below.
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager—Mr. Byrum has been associated with the Advisor since 1993. Mr. Byrum was the inaugural portfolio manager for many of the Rydex products, including the Rydex leveraged and inverse funds, sector fund lineup and alternative investment portfolios. Today, Mr. Byrum
PROSPECTUS | 60

continues to play an instrumental role in product development and investment strategy at Guggenheim Investments and oversees the trading, research and portfolio management activities of the quantitative strategies team, which focuses on target beta, alternative and asset allocation strategies. He is the chairman of the Investment Strategy Committee and is a member of the Risk Management Committee and Credit Review Committee. Prior to joining the Advisor, Mr. Byrum served in a brokerage capacity with Money Management Associates, the registered investment advisor to Rushmore Funds, Inc. He earned a B.S. in finance from the Miami University of Ohio. He also has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Washington.
Adrian Bachman, CFA, Director and Portfolio Manager—Mr. Bachman is a Portfolio Manager at Guggenheim and joined the firm in 2014. In addition to his portfolio management responsibilities, he also conducts research on various quantitative equity strategies. Before joining Guggenheim, Mr. Bachman spent six years at Arrow Investment Advisors. As portfolio manager at Arrow, he aided in the management of various alternative and equity funds and served on the firm’s investment committees. Before that, Mr. Bachman spent eleven years at Rydex Investments, now a part of Guggenheim. As portfolio manager, Mr. Bachman managed a sector rotation strategy and several sector funds and aided in the management of other tradable Rydex funds. Mr. Bachman has a B.S. in finance and international business from the University of Maryland, College Park, and has earned the Chartered Financial Analyst® designation.
John Marchelya, Ph.D., Director and Senior Research Analyst— Mr. Marchelya is a Director and Senior Research Analyst at Guggenheim Investments and joined the firm in 2011. As a Senior Research Analyst, Mr. Marchelya works within the quantitative team to develop new strategies for alternative investments and asset allocation. Prior to joining Guggenheim in 2011, Mr. Marchelya served as a senior researcher and portfolio manager at Campbell and Company, a Commodities Trading Advisor (CTA) in Baltimore, MD, where he worked for 12 years. Mr. Marchelya holds a Ph.D. in Operations Research from Johns Hopkins University, M.S. in Engineering-Economic Systems from Stanford University, and a B.S. in Engineering from the University of Illinois at Urbana-Champaign.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.
Shareholder Information

CALCULATING NET ASSET VALUE
The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV.
Each Fund calculates its NAV by:
•
Taking the current market value of its total assets
•
Subtracting any liabilities
•
Dividing that amount by the total number of shares owned by shareholders
Each Fund calculates its NAV once each Business Day typically as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
On any day that the NYSE closes early, whether scheduled (e.g., days preceding or following generally observed holidays) or unscheduled (e.g., market closures due to trading halts), the Funds typically will calculate NAV as of the earlier closing time and advance the time by which purchase and redemption orders must be received accordingly.
On any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) - or as otherwise permitted by the SEC - each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
61 | PROSPECTUS

The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, each Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE.
For more information, please call 800.820.0888 or visit the Guggenheim Investments website — www.guggenheiminvestments.com.
In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Advisor thinks that they are unreliable, the Advisor prices those securities at fair value. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Advisor may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.
Securities traded on a domestic securities exchange (including ETF shares) are usually valued at the last sale price on that exchange on the day valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported on the valuation date, the last current bid price is used.
Commercial paper and discount notes with remaining maturities of greater than sixty (60) days at the time of purchase are valued using a pricing service. Commercial paper and discount notes with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, unless it is concluded that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service. With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest, the Fund generally values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the mutual fund will use fair value pricing and the effects of fair value pricing.
The Advisor generally values the Funds’ derivatives investments at fair value using a variety of information.
Total return index swaps are generally fair valued using the official index closing price. Single name credit default swaps are generally fair valued using an evaluated price provided by a pricing service. If there is no evaluated price available, then single name credit default swaps are fair valued based on broker bid prices. Equity options are generally fair valued using the mid-price and commodity options are generally fair valued based on the underlying futures contract of the option. Futures contracts are generally fair valued based on the last sale price. Exchange-traded futures are generally fair valued based on the last sale price from the local market. Structured notes are generally fair valued in accordance with the terms of their agreement at the value of the underlying index or reference asset as of the close of regular trading on the NYSE.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares.
The use of fair valuation in pricing an investment involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the investment might actually trade if a reliable market price were readily available.
Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.
More information about the valuation of the Funds’ holdings can be found in the SAI.
EXPLANATION OF CERTAIN FUND FEES AND EXPENSES
Acquired Fund Fees and Expenses—As a shareholder in other investment companies, which may include other mutual funds, closed-end funds, and business development companies (the “Acquired Funds”), a Fund may indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and (ii) the net
PROSPECTUS | 62

expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. “Acquired Fund Fees and Expenses” are not direct costs paid by Fund shareholders and do not affect the calculation of the Fund’s NAV or the Fund’s cost of operations. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.
Short Sales Dividend and Interest Expense—“Short Sales Dividend and Interest Expense” may be incurred when a Fund short sells a security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate on an equity security, the coupon rate of a fixed income security, and interest expense associated with either, to the lender and records these as an expense of the Fund and reflects these expenses in its financial statements. However, any such dividend or interest expense on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. “Short Sales Dividend and Interest Expense” also may include interest expense paid to third parties for the use of funds to be used to further implement a Fund’s strategy. For example, a Fund may pay interest to a swap counterparty for the use of its margin proceeds, which the Fund would then invest consistent with its investment strategy to seek to achieve its investment objective. A Fund engages in such activity when the Advisor believes the expected return from such investments will exceed and thus, offset the interest expense incurred, though there is no guarantee that such strategy will be successful. “Short Sales Dividend and Interest Expense” is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.
Other Expenses—Each Fund’s “Other Expenses of the Subsidiary” includes the transfer agent fees, custodial fees, and accounting and legal expenses that the Subsidiary pays.
Buying, Selling and Exchanging Fund Shares

Class P shares of each Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:
•
Authorized no transaction fee platforms;
•
Authorized fee-based programs of financial intermediaries;
•
Authorized registered investment advisers and discretionary managed account programs;
•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;
•
Authorized retirement platforms of financial intermediaries; and
•
Other authorized intermediaries approved by the Distributor.
Each Fund reserves the right to waive and/or amend the investor eligibility requirements at any time, with or without prior notice to you.
Class P shares of the Funds will be held in an account at a financial intermediary. The Funds' transfer agent, MUFG Investor Services (US), LLC (the "Transfer Agent"), will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any Business Day. As discussed in greater detail under “Calculating Net Asset Value,” on any day that the NYSE or other principal trading market relevant to a particular Fund has an earlier closing time (scheduled or unscheduled) - or as otherwise permitted by the SEC - each Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE or such other principal trading market for that day.
63 | PROSPECTUS

The NYSE holiday schedule is included in the SAI and Guggenheim Investments will post advance notice of early NYSE closings at www.guggenheiminvestments.com.
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds' Transfer Agent or an authorized dealer. All shareholder transaction orders must be received by the close of the market to receive that day's NAV. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.
Each financial intermediary may have its own rules about share transactions, and may impose earlier cut-off times for processing your transaction order.
Buying Fund Shares

Each Fund offers its shares continuously and investors may submit purchase orders through their financial intermediary to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.
Each financial intermediary may impose earlier cut-off times for processing your purchase order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Fund through their financial intermediary on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by your financial intermediary.
The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.
Under normal circumstances, the Funds expect to satisfy redemption requests with cash or cash equivalents in their portfolios or by selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available to the Funds from time to time.
The Funds reserve the right to pay all or part of your redemption proceeds in liquid securities (i.e., in kind) with a market value equal to the redemption price. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
During periods of stressed market conditions, the Funds may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or in kind.
RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five days of the Funds' Transfer Agent receiving your request, but in any event within seven days regardless of the method used to pay your redemption proceeds (e.g., check, wire or electronic transfer (ACH)). For redemption orders that settle on federal bank holidays, your redemption proceeds will normally be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for 10 business days before a payment of redemption proceeds may be made.
Exchanging Fund Shares

An exchange is when you sell shares of one fund and use the proceeds from that sale to purchase shares of another fund. Investors may make exchanges through their financial intermediary on any Business Day of Class P shares of a Fund for Class P shares of any other fund in the Guggenheim Investments family of funds (collectively, the "Guggenheim Funds"), on the basis of the respective NAVs of the shares involved. However, such exchanges may be
PROSPECTUS | 64

subject to, and limited by, the availability of Class P shares of the Guggenheim Funds offered by the participating broker/dealer or financial intermediary. Investors also may make exchanges on any Business Day of Class P shares of a Fund for shares of the U.S. Government Money Market Fund (shares of the U.S. Government Money Market Fund are offered in a separate prospectus).
Shareholders who hold Class P shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee may be able to convert their shares to Institutional Class shares, if available. In certain circumstances, shareholders of Class P shares may be converted automatically by their financial intermediaries. Shareholders should inquire with their financial intermediary regarding the availability of these conversions.
The Guggenheim Funds currently include all closed- and open-end funds (including all of their portfolios) advised by the Advisor, including each series of the Trust and Rydex Dynamic Funds (together, the "Rydex Funds"), and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. For more information about the Funds' exchange privileges with other Guggenheim Funds, please contact your financial intermediary or Guggenheim Investments Client Services at 800.020.0888 or 301.296.5100 or visit the Guggenheim Investments website at www.guggenheiminvestments.com. Exchanges of Fund shares for shares of another Guggenheim Fund will be subject to the purchaser eligibility requirements of that Guggenheim Fund, as disclosed in that Guggenheim Fund's prospectus.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Guggenheim Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by your financial intermediary prior to the cut-off time of the Guggenheim Fund you are exchanging out of or the Guggenheim Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
While many of the Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Guggenheim Funds, including the Funds, do not allow unlimited trading. If you are contemplating an exchange for shares of a Guggenheim Fund not offered in this Prospectus, you should obtain and review that Guggenheim Fund's current prospectus before making the exchange. You can obtain a prospectus for any Guggenheim Fund by calling 800.820.0888 or 301.296.5100 or visiting the Guggenheim Investments website at www.guggenheiminvestments.com.
The cut-off times and the exchange limitations for your financial intermediary may be different than those described in this Prospectus.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through the financial intermediary through which you opened your shareholder account.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity or to identify the source of funds invested in the Funds. The Funds may not be able to establish an account if the necessary information is not received. The Funds also may place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you will bear any risk of loss.
65 | PROSPECTUS

Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent Trading Policy. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.
For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. The Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUNDS
The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time-generally, three or five years-Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate
PROSPECTUS | 66

activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares. Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution Services

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class P shares that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. Such compensation, commonly referred to as “revenue sharing,” does not increase Fund expenses and is not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. Compensation may be in the form of cash payments or non-cash compensation and may include ticket charges, additional compensation for sales, on-going fees for shareholder servicing and maintenance of investor accounts, one-time payments for ancillary services, such as setting up the Funds on a financial intermediary’s fund trading system, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Cash and non-cash compensation may be paid, at the discretion of the Advisor, to certain financial intermediaries who have sold shares of the Funds, promoted the distribution of the Funds, or rendered investor services to Fund shareholders. For example, such payments may be made to financial intermediaries that provide services to the Funds and/or Fund shareholders, including, without limitation, shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the financial intermediaries.
Payments also may be paid to financial intermediaries for providing the Funds with access to third-party platforms, including mutual fund “supermarket” platforms, and for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the financial intermediary provides services to Fund shareholders. The Advisor also may pay expenses associated with meetings that facilitate educating financial intermediaries and shareholders about the Funds that are conducted by financial intermediaries. To the extent permitted by applicable law, the Advisor and its affiliates may pay or allow other incentives and compensation to financial intermediaries. Such payments and compensation are in addition to any applicable sales charges, Rule 12b-1 distribution fees, and service fees paid by the Funds. The level of payments made to financial intermediaries will generally vary, but may be significant. The Advisor determines the extent of such payments in its sole discretion in response to requests from financial intermediaries, based on factors it deems relevant, such as the financial intermediary’s sales, assets, share class utilized, and the quality of the financial intermediary’s relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Sub-Transfer Agency Services. The Advisor, Distributor and Trust enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed all or in part by the Funds, are substantial in some cases and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.
67 | PROSPECTUS

Dividends and Distributions

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Funds. If you own Fund shares on a Fund’s record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. Each Fund makes distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of the Fund.
Additional Tax Information

The following is a summary of certain important federal income tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local taxes.
TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes and has elected and intends to qualify for the special tax treatment afforded to RICs. As long as a Fund qualifies for treatment as a RIC, the Fund pays no federal income tax on the earnings it timely distributes to shareholders.
A U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of each Fund’s investment in its Subsidiary, each Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, each Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.
Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements under Subchapter M of the Internal Revenue Code. Each Fund has received a private letter ruling from the IRS that concludes that income from the Fund’s investment in its Subsidiary will constitute qualifying income. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of each Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Each Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct each Fund’s investments in its Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations and will monitor each Fund's investment in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
In addition, certain of a Fund’s investments, such as investments in commodity-linked derivatives, when made directly, may not produce qualifying income to the Fund. To the extent a Fund invests in such investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). See “Dividends, Distributions and Taxes-Tax Implications of the Investment in the Subsidiaries” in the SAI.
PROSPECTUS | 68

Moreover, certain ETNs and underlying funds may produce income that is not qualifying income for purposes of the “qualifying income” requirement for qualification as a RIC. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.
If a Fund fails to satisfy the qualifying income requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If a Fund fails to qualify as a RIC for any year and these relief provisions are not available, all of its taxable income will be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as dividends to its shareholders to the extent of a Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. If a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year (as calculated for federal income tax purposes) in order to qualify again as a RIC. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. Please see the SAI for a more detailed discussion, including the availability of certain relief provisions for certain failures by a Fund to qualify as a RIC.
TAX STATUS OF DISTRIBUTIONS
•
Each Fund intends to, at least annually, distribute substantially all of its net investment income and net capital gains.
•
The income dividends you receive from the Funds will be taxed as either ordinary income or qualified dividend income.
•
For non-corporate shareholders, dividends that are reported as qualified dividend income, if any, are generally taxable at reduced rates to the extent that the applicable Fund receives qualified dividend income and subject to certain limitations. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. The Funds' investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.
•
Distributions of a Fund’s short-term capital gains are taxable as ordinary income. Long-term capital gains will result from gains on the sale or exchange of capital assets held by the Funds for more than one year. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable to non-corporate shareholders at reduced rates.
•
Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.
•
You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should generally be avoided by taxable investors.
•
Corporate shareholders may be entitled to a dividends received deduction for any portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends received deduction.
•
Distributions paid in January but declared by the Funds in October, November or December of the previous year may be taxable to you in the previous year.
•
Shortly after the close of each calendar year, the Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and net capital gain distributions received from the Funds.
•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal income taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.
•
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the
69 | PROSPECTUS

income received from the securities in the Funds. Certain Funds may be able to pass through foreign income taxes that they pay, allowing you to claim a credit or deduction for such taxes, subject to applicable limitations. A Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it elects to pass through foreign taxes.
•
U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, you should use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
•
"Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. Each Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
•
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Internal Revenue Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
TAX STATUS OF SHARE TRANSACTIONS
Each sale, exchange, or redemption of Fund shares will generally be a taxable event to you. Assuming you hold a Fund’s shares as capital assets, the gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.
NET INVESTMENT INCOME TAX
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
PROSPECTUS | 70

STATE TAX CONSIDERATIONS
The Funds are not liable for corporate tax in Delaware as long as they qualify as RICs for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.
COST BASIS
Each Fund is generally required to report cost basis, gain or loss, and holding period information to you and the IRS when "covered shares" are sold or redeemed. Shares acquired on or after January 1, 2012 are generally considered covered shares. A Fund will use a default average cost basis method for reporting your cost basis for covered shares unless you instruct us to use another method. Under the average cost basis method, the basis per share is reported as an average of the bases of your Fund shares in the account. For these purposes, covered shares and non-covered shares are treated as held in separate accounts. If you wish to choose another default cost basis method for your account you may select from among FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out”). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), a Fund is not required to report cost basis information to you or the IRS. Accounts opened through a financial intermediary may be subject to different cost basis method policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
NON-U.S. INVESTORS
Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the definition of “resident alien” under the Internal Revenue Code or (2) is physically present in the United States for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
71 | PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, are included in the Funds' 2023 Annual Reports. The 2023 Annual Reports are available upon request and incorporated by reference in the SAI.
PROSPECTUS | 72

Consolidated Financial Highlights

Managed Futures Strategy Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class P	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$20.30	$18.48	$18.03	$19.00	$17.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.01	(.18 )	(.12 )	.15
Net gain (loss) on investments (realized and unrealized)	—	2.73	.63	.49	1.15
Total from investment operations	.71	2.74	.45	.37	1.30
Less distributions from:
Net investment income	(.20 )	(.92 )	—	(1.34)	—
Total distributions	(.20 )	(.92 )	—	(1.34)	—
Net asset value, end of period	$20.81	$20.30	$18.48	$18.03	$19.00

Total Return	3.66%	14.75%	2.50%	2.05%	7.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,696	$8,423	$6,697	$7,741	$10,946
Ratios to average net assets:
Net investment income (loss)	3.42%	0.07%	(0.99% )	(0.63% )	0.82%
Total expenses[b]	1.87%	1.91%	1.88%	1.88%	1.90%
Net expenses[c]	1.72%	1.74%	1.73%	1.77%	1.81%
Portfolio turnover rate	—	7%	27%	111%	26%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
73 | PROSPECTUS

Consolidated Financial Highlights

Multi-Hedge Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.
Class P	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Per Share Data
Net asset value, beginning of period	$26.25	$27.61	$25.97	$24.42	$23.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.10	(.15 )	(.10 )	.16
Net gain (loss) on investments (realized and unrealized)	.60	(1.04)	2.00	1.90	1.03
Total from investment operations	1.14	(.94 )	1.85	1.80	1.19
Less distributions from:
Net investment income	(.82 )	(.42 )	(.21 )	(.25 )	(.51 )
Total distributions	(.82 )	(.42 )	(.21 )	(.25 )	(.51 )
Net asset value, end of period	$26.57	$26.25	$27.61	$25.97	$24.42

Total Return	4.25%	(3.44% )	7.16%	7.40%	5.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,060	$9,105	$10,100	$7,676	$7,442
Ratios to average net assets:
Net investment income (loss)	2.02%	0.38%	(0.53% )	(0.39% )	0.65%
Total expenses[b]	1.85%	1.80%	2.18%	1.93%	1.96%
Net expenses[c,d]	1.79%	1.76%	2.12%	1.87%	1.93%
Portfolio turnover rate	197%	203%	205%	248%	156%
a
Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b
Does not include expenses of the underlying funds in which the Fund invests.
c
Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d
Excluding interest and/or dividend expense related to short sales, the net expense ratios for the years presented would be:
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Class P	1.40%	1.40%	1.41%	1.37%	1.41%
PROSPECTUS | 74

Additional Information

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2024, as revised from time to time. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Additional information about the Funds’ investments is available in the Annual and Semi-Annual Reports. Also, in the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or 301.296.5100, visiting the Guggenheim Investments website at www.guggenheiminvestments.com, or writing to Rydex Series Funds at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Guggenheim Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.
The Trust’s SEC registration number is 811-07584.
75 | PROSPECTUS

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800.820.0888
guggenheiminvestments.com
RALTP-1-0524x0525

STATEMENT OF ADDITIONAL INFORMATION
RYDEX SERIES FUNDS
702 KING FARM BOULEVARD, SUITE 200
ROCKVILLE, MARYLAND 20850
800.820.0888 301.296.5100
WWW.GUGGENHEIMINVESTMENTS.COM
This Statement of Additional Information (the “SAI”) relates to each share class of the following portfolios (each, a “Fund” and collectively, the “Funds”) of Rydex Series Funds (the “Trust”):
	Class H	Class A	Class C	Class P	Institutional Class
Managed Futures Strategy Fund	--	RYMTX	RYMZX	RYMFX	RYIFX
Multi-Hedge Strategies Fund	--	RYMQX	RYMRX	RYMSX	RYIMX
Commodities Strategy Fund	RYMBX	RYMEX	RYMJX	--	--
This SAI is not a prospectus. This SAI relates to the Funds’ Class H, Class A, Class C, Class P, and Institutional Class Prospectuses and Summary Prospectuses dated May 1, 2024, as may be revised from time to time (each, a “Prospectus” and collectively, the “Prospectuses”), and should be read in conjunction with the Prospectuses. The audited financial statements for each Fund’s fiscal year ended December 31, 2023, and the related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report for each Fund, are incorporated herein by reference and have been filed with the U.S. Securities and Exchange Commission (the “SEC”).
The Prospectuses (and the Funds’ annual and semi-annual reports) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting http://www.guggenheiminvestments.com/services/prospectuses-and-reports.
As described herein, the investment adviser to each Fund is Security Investors, LLC, principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017.
Capitalized terms not defined herein are defined in the Prospectuses.
The date of this SAI is May 1, 2024, as may be supplemented from time to time.
RALTS-SAI-0524x0525

i

General Information About the Trust

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate series (i.e., funds) and different classes of shares, and additional series and classes of shares may be created from time to time. All payments received by the Trust for shares of any fund belong to that fund. Each fund has its own assets and liabilities.
Each Fund is an open-end management investment company. Currently, the Trust offers fifty-two (52) separate funds that issue a combination of Investor Class, Class A, Class C, Class H, Class P, and/or Institutional Class shares. The U.S. Government Money Market Fund, which is offered in a separate Statement of Additional Information, offers a single share class. The different classes provide for variations in sales charges, certain shareholder servicing and distribution expenses, and minimum initial investment requirements. In addition, an initial sales charge is imposed on the purchase of Class A shares, and a contingent deferred sales charge is imposed on the redemption of Class C shares. Sales charges and minimum investment requirements applicable to each class of shares are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Management of the Trust - The Distributor and the Distribution Agreement."
Prior to May 1, 2015, the Managed Futures Strategy Fund and the Multi-Hedge Strategies Fund offered Class A, Class C, Class H and Institutional Class shares. Effective upon the close of business on April 30, 2015, Class H shares of each Fund were re-designated as Class P shares. As a result, effective May 1, 2015, each Fund offers Class A, Class C, Class P and Institutional Class shares.
Investment Methods and Risk Factors

General
Each Fund’s investment objective and principal investment strategies are described in the Fund's Prospectuses. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding shares.
Portfolio management is provided to each Fund by the Trust’s investment adviser, Security Investors, LLC, a Kansas limited liability company principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017. Security Investors, LLC operates under the name Guggenheim Investments (the “Advisor”). Prior to January 3, 2011, the name of the Advisor was Rydex Advisors, LLC and prior to June 30, 2010, PADCO Advisors, Inc., each of which did business under the name Rydex Investments. The investment strategies of the Funds discussed below and in the Funds’ Prospectuses may, consistent with each Fund’s investment objective and investment limitations, be used by a Fund if, in the opinion of the Advisor, the strategies will be advantageous to the Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies. There is no assurance that any of the Funds’ strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objectives. The Commodities Strategy Fund is considered non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, a fund’s sub-categorization as a diversified fund is a fundamental policy. A diversified fund under the 1940 Act is defined to mean that the fund may not (as to 75% of the fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the fund. The Commodities Strategy Fund tracks an underlying index the components of which generally are expected to be in the aggregate non-diversified. The composition of the underlying index, however, may at times shift from non-diversified to diversified solely due to changes in the relative market capitalizations or index weightings of one or more index components. As a result, the Commodities Strategy Fund’s diversification status also may shift from non-diversified to diversified and back again depending on the composition of, and to the same extent as, its underlying index. To the extent the Commodities Strategy Fund becomes diversified and subsequently returns to a non-diversified state due solely to changes in the composition of the Fund’s underlying index, the Fund will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified. The information in this SAI supplements and should be read in conjunction with the Funds’ Prospectuses.

The Subsidiaries. Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary” and collectively, the “Subsidiaries”). It is expected that each Subsidiary will invest primarily in commodity futures, options and swap contracts, but each Subsidiary also may invest in financial futures, fixed income securities, structured notes, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, each Fund may be considered to be investing indirectly in these investments through its Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Funds also may include the Subsidiaries.
Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands. Each Subsidiary's affairs are overseen by its own board of directors consisting of three directors, one of which is not an interested person of the Subsidiary or the Fund and therefore, is an independent director.
Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Advisor a management fee for its services. The Advisor has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary. As a result, each Fund's investment in its Subsidiary will not result in the Fund paying duplicative management fees. Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and its operations and not duplicative of services provided to its parent Fund. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. Please refer to the section in this SAI titled “Tax Implications of Investment in the Wholly-Owned Subsidiaries” for information about certain tax aspects of each Fund’s investment in its Subsidiary.
Principal Investment Policies, Techniques and Risk Factors — Each Fund’s principal investment strategies and the summaries of risks associated with the Fund’s principal investment strategies are described in the Fund’s “Fund Summary” and “Principal Risks” sections of the Fund’s Prospectuses. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that a Fund may utilize and related risks that may apply to a Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in a Fund’s Summary Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to that Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Funds are described in the “Fund Summaries” and “Principal Risks” sections of the Prospectuses and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. Although the Funds may employ the techniques, instruments and methods described below, consistent with their investment objectives and policies and any applicable law, a Fund is not required to do so.
Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to reduced yield and/or income and to sudden and substantial losses.
Investment objectives and policies of each Fund are described in the Prospectuses. Below are additional details about the investment policies of certain Funds. There are risks inherent in the ownership of any security, and there can be no assurance that a Fund's investment objective(s) will be achieved. The objective(s) and policies of each Fund, except those enumerated under “Investment Restrictions—Fundamental Policies,” may be modified at any time without shareholder approval.
The investment methods and risk factors are presented below in alphabetical order and not in the order of importance or potential exposure.
General Risk Factors

The NAV per share of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The Funds are subject to the risks associated with financial, economic and other global market developments and disruptions, including those arising out of geopolitical events and risks, public health emergencies (such as pandemics and epidemics), natural/ environmental disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of the Funds’ investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of the Advisor to execute investment decisions for the Funds (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. In addition, the Funds and their investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. Also, changes in inflation rates may adversely affect market and economic conditions, the Funds’ investments and investments in the Funds. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling, which may occur time to time, could result in increased volatility in both stock and bond markets and various adverse market and economic development. There is no assurance that the Funds will achieve their respective investment objectives.
Borrowing
While the Managed Futures Strategy Fund and Commodities Strategy Fund do not normally borrow funds for investment purposes, each Fund reserves the right to do so. The Multi-Hedge Strategies Fund may borrow, including for investment purposes, as part of its principal investment strategies. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. A Fund also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Fund. Leveraging will exaggerate the effect on the net asset value per share ("NAV") of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Generally, the Funds would use this form of leverage during periods when the Advisor believes that the Fund’s investment objective would be furthered.
Each Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous to the extent such liquidation would otherwise be required to meet redemption requests in cash. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.The Funds have established a line of credit with certain banks from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that adversely affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Currency Transactions
Foreign Currencies. Each Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.
•
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
•
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive thereby reducing demand for its currency.
•
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
•
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
•
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears to be a less desirable place in which to invest and do business.
•
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may initiate policies with an exchange rate target as the goal. The value of the Funds’ investments is calculated in U.S. dollars each day that the New York Stock Exchange (the “NYSE”) is open for business. As a result, to the extent a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency-Related Derivatives and Other Financial Instruments. Although the Funds do not currently expect to engage in currency hedging, each Fund is permitted to do so. Currency hedging is the use of currency transactions to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P Global Ratings ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.
A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which would generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.
A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to Proxy Hedging as described below.
A Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund also may engage in Proxy Hedging, a type of currency hedging. Proxy Hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy Hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in krona and the Advisor believes that the value of the krona will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in Proxy Hedging.
Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
A Fund also may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
The Managed Futures Strategy Fund may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Managed Futures Strategy Fund will regularly enter into forward currency contracts.
Each Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.
The Managed Futures Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Fund may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Fund may have to limit its currency transactions to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The Managed Futures Strategy Fund currently does not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
At or before the maturity of a forward currency contract, the Managed Futures Strategy Fund may either sell a portfolio security and make delivery of the currency or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.
If the Managed Futures Strategy Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
The Managed Futures Strategy Fund may convert its holdings of foreign currencies into U.S. dollars from time to time but will incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
To the extent a Fund invests in derivatives, including for hedging purposes, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Foreign Currency Exchange-Related Securities. The Managed Futures Strategy Fund may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Cyber Security, Market Disruptions and Operational Risk
Like other funds and other parts of the modern economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.
A cyber incident could adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and the Advisor) to invest or manage the Fund’s assets.
Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.
The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.
The Funds’ and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks. In addition, work-from-home arrangements by the Funds, Advisor or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, Advisor or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be appealing targets for cybersecurity threats such as hackers and malware.
Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments
The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Funds, the Advisor and others) are continuously changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted, and additional trading costs are possible. The extent of the impact of these changes on the Funds’ investment objectives, investment strategies, and performance is difficult to predict.
The Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor must consider the effect of these limits in managing the Funds. In addition, the CFTC has position limits rules that establish certain limits for specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent. These position limits may adversely affect market liquidity of the futures, options and economically equivalent derivatives in which a Fund may enter. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. These limitations may adversely affect the operations and performance of a Fund.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. When a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Funds' potential securities lending activities. In addition, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant categories of transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the performance of the Fund.

These and other regulatory changes may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect the performance of the Fund.
The Advisor is not eligible to claim the exclusion from registration with the CFTC with respect to each Fund and its Subsidiary. As a result, the Advisor has registered with the CFTC as a commodity pool operator ("CPO") with respect to each Fund and its Subsidiary, which are considered commodity pools under the Commodity Exchange Act (the "CEA"). In compliance with the CEA and certain CFTC regulations, the Advisor, the Funds and the Subsidiaries are required to make certain disclosures, report to the CFTC certain information about the Advisor, the Funds and the Subsidiaries, and maintain such disclosures. The Funds and the Subsidiaries also are subject to CFTC requirements related to processing derivatives transactions and tracking exposure levels to certain commodities. Compliance with certain of these requirements may adversely affect the Funds’ and the Subsidiaries’ ability to obtain exposure to certain commodity interests and the commodities markets generally.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Advisor will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Equity Securities
Each Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may decline as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may decline because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical with periods when stock prices generally rise and periods when stock prices generally decline. Each Fund may purchase equity securities traded in the United States on registered exchanges or in the OTC market. Each Fund also may purchase equity securities traded on exchanges all over the world. Equity securities generally have greater price volatility than fixed income securities. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. The Funds may invest in the types of equity securities described in more detail below.

•
Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
•
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.
•
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security also may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities also may be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities also are subject to credit risk, and are often lower-quality securities.
•
Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than do investments in larger capitalization companies. This increased risk may be due to greater business risks customarily associated with a smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.
•
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own (or own interests in) several properties or businesses that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

•
Initial Public Offerings (“IPOs”). The Multi-Hedge Strategies Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
•
Warrants. As a matter of non-fundamental policy, the Managed Futures Strategy Fund and Commodities Strategy Fund do not invest in warrants. However, the Funds may, from time to time, receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which a Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. Each Fund, however, reserves the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
•
Rights. Each Fund may from time to time receive rights as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a price lower than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Fixed Income Securities
Each Fund may invest in fixed income securities. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of declining interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding fixed income securities is described below.
•
Duration. Duration is a measure of the expected change in the value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent (1%), the value of a security having an effective duration of two years generally would vary by two percent (2%). Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.
•
Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.
Debt Securities. Each Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.
Non-Investment-Grade Debt Securities. The Multi-Hedge Strategies Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody's or lower than BBB– by S&P) or are determined to be of comparable quality by the Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.
Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.
The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.
The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily

NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
The Multi-Hedge Strategies Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.
Foreign Issuers
Each Fund may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar-denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or in the OTC market in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer. However, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences in a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Investing directly and indirectly in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S.

companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.
Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic or legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), and possible difficulty in obtaining and enforcing judgments against foreign entities. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Trading volumes in emerging market countries also may be consistently low, which may result in a lack of liquidity and extreme price volatility.
The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political, social or financial instability. Lack of information also may affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, social, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. There also are special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. Current conditions have had a global impact, but have exacerbated the economic, political, and social risks of certain countries and regions to a greater extent than others.
Risk Factors Regarding Eastern Europe. Social, political (including geopolitical), economic and other developments in Eastern Europe and Russia could have long-term potential consequences for investments in this region. Because of the global sanctions on Russia due to the ongoing Russia-Ukraine war, investments in Russia are prohibited or extremely restricted. Investment in Eastern European countries is highly speculative. Political and economic reforms have not yet established a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries also may have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience trading securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition that does not recognize private property rights. In addition, these countries may have national policies that restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from the 1940 Act may be required.
As noted above, in February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other counties have imposed significant sanctions against Russia and could impose additional sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia. In addition, the risks described in “Political, Economic and Other Risks” below, and other risks associated with investments in Eastern Europe, are significantly heightened.
Brexit. The United Kingdom ceased to be a member of the EU on January 31, 2020 (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Funds’ investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance.
Risk Factors Regarding Emerging Markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default. These risks are heightened for investments in frontier markets.
Many emerging market countries suffer from uncertainty and corruption in their legal and political systems. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. A change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future. In such an event, it is possible that a fund could lose the entire value of its investments in the affected market. Similarly, a lack of social, political, and economic stability among emerging market countries can be common and may lead to social unrest, an uneven distribution of wealth, labor strikes, religious oppression, and civil wars. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation, and rapid fluctuations in inflation rates; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers, all of which can contribute to increased volatility.
Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers for reasons apart from factors that affect the soundness and competitiveness of the issuers. For instance, prices may be unduly influenced by traders who control large positions in these markets. Foreign security trading, settlement and custodial practices (including those involving securities settlements where fund assets may be released prior to receipt of payment) are often less developed than in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). Moreover, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which can cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
In addition to their over-reliance on international capital markets, many emerging economies also are highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.
The Advisor has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, the Advisor may take into account specific or general factors that the Advisor deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
Political, Economic and Other Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, seizure, confiscation of companies or assets, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, seizure, nationalization or other confiscation by any country, a Fund could lose its entire investment in the country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
As a result of any investments in non-U.S. companies, a Fund would be subject to the political and economic risks associated with investments in emerging markets. Changes in the leadership or policies of the governments of emerging market countries or in the leadership or policies of any other government that exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities that may currently exist.
Upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property represented by the securities purchased by a Fund. The claims of property owners against those governments were never settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, seized or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion or all of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments (such as is currently the case against Russia), or from problems in share registration, settlement or custody, may result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to accurately predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity, valuation and performance.
Futures and Options Transactions; CFTC Regulations
Futures and Options on Futures. Each Fund may engage in futures transactions and options transactions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the CFTC. A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index, or instrument; or other risk management purposes. To the extent a Fund invests in futures, options on futures or other instruments subject to regulation by the CFTC, it will do so in reliance upon and in accordance with the CEA and applicable CFTC regulations.
Due to their investments in certain futures and other instruments deemed to be commodity interests and subject to the regulatory jurisdiction of the CFTC, the Funds and each of the Subsidiaries are considered commodity pools and subject to regulation by the CFTC under the CEA and applicable CFTC regulations. The Advisor is subject to registration and regulation as a commodity pool operator ("CPO") under the CEA with respect to its service as investment adviser to the Funds and the Subsidiaries. Regulations imposed by the CFTC applicable to the Funds may cause the Advisor and the Funds to incur additional compliance expenses or impede the Funds' ability to implement their investment programs as contemplated.
Each Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.
There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. Each Fund may purchase and write (sell) put and call options on securities and on securities indices listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
Each Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or OTC market. OTC options differ from exchange-traded options in several important respects. OTC options are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is determined normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Risks Associated With Commodity Futures Contracts. The Managed Futures Strategy Fund and Commodities Strategy Fund may engage in transactions in commodity futures contracts. There are several risks associated with such transactions, which are discussed below.
•
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Managed Futures Strategy Fund or Commodities Strategy Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
•
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Managed Futures Strategy Fund and Commodities Strategy Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.
•
Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, global health pandemics, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subjects a Fund’s investments to greater volatility than investments in traditional securities.
•
Combined Positions. The Managed Futures Strategy Fund and Commodities Strategy Fund may each purchase and write options in combination with each other. For example, each Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
To the extent a Fund invests in derivatives, including for hedging purposes, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Hybrid Instruments
Each Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (an “underlying benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes a Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and to restrictions contained in the 1940 Act.
Structured Notes. Each Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. In addition, the Commodities Strategy Fund and the Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. Each Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties. Each Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps, each Fund also is subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
To the extent a Fund invests in derivatives, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.

Investments by Investing Funds and Other Large Shareholders
Shares of the Funds may be offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. A Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares. A Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. A Fund's performance also may be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund. Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Investments in Other Investment Companies
Each Fund may invest in the securities of other investment companies, including affiliated investment companies, to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, Rule 12d1-4 thereunder or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. A Fund may invest in other registered investment companies (each, an “underlying fund”) in excess of the limits prescribed by Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).
If a Fund invests in, and thus, is a shareholder of, an underlying fund, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such underlying fund, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Consistent with the restrictions discussed above, each Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.
Investment companies may include index-based investments, such as ETFs that hold substantially all of the component securities of a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Each Fund also may invest in ETFs that are actively managed to the extent such investments are consistent with its investment objective and policies.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund's ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact each Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which a Fund invests or other funds that invest in the Funds.
Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, a Fund may maintain significant cash balances (including foreign currency balances).
As disclosed in the Prospectuses, each Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective. Accordingly, to the extent a Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.
These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Advisor and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
Investment in the Subsidiaries
Each Fund may invest up to 25% of its total assets in its respective Subsidiary as measured at the end of every quarter of the Fund's taxable year. Each Subsidiary is expected to invest primarily in commodity and financial futures, options and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Each Subsidiary’s key financial information is presented with that of its Fund in the form of consolidated financial statements included in each Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated in the Prospectuses.
The Subsidiaries are not registered as investment companies under the 1940 Act, and as a result, each Fund, as the sole shareholder of its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. As noted elsewhere in this SAI, however, the Subsidiaries have agreed to be subject to certain provisions of the 1940 Act that further investor protection. Most notably, the Subsidiaries have agreed to comply with the 1940 Act's restrictions under Section 18 related to leverage and borrowing. In addition, because each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are each managed by the Advisor, it is unlikely that a Subsidiary will take action contrary to the interests of its parent Fund or the Fund's shareholders. The Trust's Board of Trustees (the "Board") has oversight responsibility for the investment activities of each Fund, including its investment in its respective Subsidiary, and each Fund’s role as the sole shareholder of its respective Subsidiary. Also, in managing each Subsidiary’s portfolio, the Advisor will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow substantially the same compliance policies and procedures as the Funds to the extent they are applicable to the activities of the Subsidiaries.
Each of the Subsidiaries and their respective Funds are considered commodity pools by the CFTC subject to compliance with applicable provisions of the CEA and CFTC regulations, and the Advisor is subject to CFTC regulation as the CPO of each Subsidiary and Fund. As a result, the Funds that invest in the Subsidiaries are subject to regulation by both the SEC and the CFTC, which could increase compliance costs of the Subsidiaries and the Funds. Currently, pursuant to the recently adopted harmonization rules, the Advisor is able to rely on the “substituted compliance” regulatory scheme, whereby compliance with certain SEC rules will result in deemed compliance with certain CFTC rules with respect to disclosure and reporting requirements. As a result, the Advisor’s, Funds’, and Subsidiaries’ newly required compliance with applicable CEA provisions and CFTC regulations has not, to date, materially adversely affected the operation or financial performance of the Funds and the Subsidiaries. However, the CFTC’s regulation of registered investment companies is still a developing area of regulation, and as such, the Funds are subject to the risk that new regulations adopted by the CFTC in the future may adversely affect the operations and financial performance of the Funds and their Subsidiaries and ultimately, the ability of each to achieve their respective investment objectives. If the Funds or the Subsidiaries were to experience difficulty in implementing their respective investment strategies or achieving their respective investment objectives, the Board may determine to reorganize or close the Funds and/or the Subsidiaries or to materially change the Funds’ investment objective and strategies.
Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Pooled Investment Vehicles
Each Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such vehicles, a Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933 (the “1933 Act”). These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations. In addition, a Fund's investment in pooled investment vehicles may be considered illiquid and subject to the Fund's restrictions on illiquid investments.
Portfolio Turnover
In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. The Funds' investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that a Fund uses derivatives, they will generally be short-term derivative instruments. As a result, the Fund’s reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates for certain taxable shareholders. For additional information about portfolio turnover rate, please see “More Information About Portfolio Turnover” in this SAI.

Qualified Financial Contracts
Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. Similar requirements may apply under the special resolution regime applicable to certain counterparties organized in other financial markets.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest in U.S. REITs. A U.S. REIT is a corporation or business trust (that would otherwise be taxed as a corporation for U.S. federal income tax purposes) which meets certain definitional requirements under the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating entity level federal income tax. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs also are subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Real Estate Securities
Certain Funds may invest in equity securities of real estate companies and companies related to the real estate industry, including REITs, as discussed above, and companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. In particular, the Multi-Hedge Strategies Fund may be subject to the risks associated with the direct ownership of real estate because of its investment in the securities of companies principally engaged in the real estate industry. The risks associated with direct ownership of real estate and the real estate industry include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; changes in interest rates; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all. The value of real estate securities also are subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Real estate-related investments that are concentrated in one geographic area, one property type or one particular industry are particularly subject to the risks affecting such areas, property types or industries.
Repurchase Agreements
Each Fund may enter into repurchase agreements with financial institutions. Repurchase agreements are transactions in which the purchaser buys a debt security from a financial institution and simultaneously commits to resell that security to the financial institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition is continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. While there is no limit on the percentage of Fund assets that may be used in connection with repurchase agreements, it is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. Repurchase agreements with maturities in excess of seven days but which are subject to an agreement obligating the counterparty to the repurchase agreement to repurchase the collateral within seven days are not subject to this policy. A Fund’s investments in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.
To the extent a Fund invests in repurchase agreements, the Fund must comply either with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions or the 1940 Act provision requiring asset coverage for certain borrowing transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Reverse Repurchase Agreements
Each Fund may enter into reverse repurchase agreements as part of the Fund’s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the

Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Although there is no limit on the percentage of fund assets that can be used in connection with reverse repurchase agreements, each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.
To the extent a Fund invests in reverse repurchase agreements, the Fund must comply either with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions or the 1940 Act provision requiring asset coverage for certain borrowing transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Short Sales
The Multi-Hedge Strategies Fund will regularly engage in, and the Managed Futures Strategy Fund and Commodities Strategy Fund may engage in, short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund also may use repurchase agreements to satisfy delivery obligations in short sale transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent consistent with the 1940 Act, each Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.
Special Purpose Acquisition Companies
The Multi-Hedge Strategies Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering.
As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Please refer to the discussions of risks related to investments in “Equity Securities” for additional information concerning risks associated with IPOs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. The Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the OTC market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.
Swap Agreements
Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. Swaps are particularly subject to counterparty credit, correlation (imperfect correlations with underlying investments or a Fund’s other portfolio holdings), valuation, liquidity and leveraging risks and could result in substantial losses to a Fund and a shareholder's investment in a Fund. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position or generate income. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of credit protection would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.
Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) a Fund may enter into calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations (or rights) under a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. In addition, the secondary market for swap agreements may be less liquid, making them difficult to sell when a Fund determines to do so. The possible lack of a liquid secondary market for a swap agreement and the resulting inability of a Fund to sell a swap agreement could expose the Fund to losses and could make the swap agreement more difficult for the Fund to value accurately. Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Multi-Hedge Strategies Fund is selling credit protection, the default of a third party issuer. Each Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Like any contract, swap agreements are subject to certain early termination events, including: failure to make payments when they become due; insolvency of either party to the swap agreement; the occurrence of an event that makes part of the swap agreement unable to be performed due to causes that are outside the control of the parties, such as natural disasters; or where a change in law renders the swap agreement ineffective or illegal.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap agreement or to the default of a reference obligation.

Swap agreements may be either fully funded or unfunded. Unfunded swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to such swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap agreement will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a custodian.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments traded in the OTC market. While liquidity has improved, the swap market remains subject to significant risks, as described herein. The Advisor is primarily responsible for determining and monitoring the liquidity of Fund investments.
The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.
A fully funded total return swap agreement requires a Fund to make an upfront lump sum payment to the counterparty in return for the counterparty paying the investment return on an underlying “basket” or portfolio of assets. In return, the counterparty makes payments to the Fund that reflect the returns (if any) on the assets referenced by the swap agreement. The counterparty to a fully funded swap agreement generally will physically invest in the basket or portfolio of assets referenced by the swap agreement in order to manage the risk that it becomes unable to meet its payment obligations under the swap agreement.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
To the extent a Fund invests in swap agreements, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.
Tracking Error
Tracking error is the difference between a fund's returns and those of the benchmark or index the fund seeks to track. The following factors may affect the ability of the Commodities Strategy Fund to achieve correlation with the performance of its underlying index: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in its underlying index and/or securities not included in the underlying index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; or (9) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. However, the Commodities Strategy Fund’s performance attempts to correlate highly with the movement in its underlying index over time.
U.S. Government Securities
Each Fund may invest in obligations issued or guaranteed by the U.S. government. In addition, the Commodities Strategy Fund also may enter into short transactions in U.S. government securities. A Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency ("FHFA") placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), as amended, the U.S. Treasury has pledged to provide financial support to Fannie Mae or Freddie Mac in any quarter which the respective entity has a net worth deficit as defined in the respective SPA, as amended.
Also, in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund to lose value.
Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules.
Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the creditworthiness of the U.S. Government and the liquidity and/or market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities (including U.S. Treasury securities), including those held by a Fund, which could have a material negative impact on the Fund. These types of situations could result in higher interest rates, lower prices of U.S. Treasury and other U.S. government securities and could adversely affect a Fund's investments, including in other types of debt instruments.
A Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Non-Principal Investment Methods and Risk Factors—The investment methods and risk factors described below are not considered to be principal to the management of the Funds. However, the Funds are permitted to, and may from time to time, engage in the investment activities described below if and when the Advisor determines that such activities will help the Funds to achieve their respective investment objectives. Shareholders will be notified if a Fund’s use of any of the investment methods or instruments described below represents a material change in the Fund’s principal investment strategies.
Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, geopolitical tensions, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to reduced yield and/or income and to sudden and substantial losses.
Illiquid Securities
Each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Under the current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities in which a Fund may invest to the Advisor.
Lending of Portfolio Securities
Each Fund expects to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1∕3% of the total asset value of the Fund (including the loan collateral). The Funds are not permitted to lend portfolio securities to the Advisor or its affiliates unless the Funds apply for and receive specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will invest cash collateral received from the borrower in types of investments previously approved by the Board that are intended to be conservative in nature. Investments of cash collateral will be undertaken at the Fund’s risk and the Fund could lose money in the event of a decline in the value of such investments.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.
Regulatory Developments and Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the mutual fund industry generally. Under Rule 22e-4 of the 1940 Act, the SEC’s liquidity risk management rule (the “Liquidity Rule”) requires open-end funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program under which the administrator of the Liquidity Program assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interest in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk. In addition, proposed rules governing the use of derivatives by registered investment companies, the Department of Labor’s (“DOL”) final rule on conflicts of interest and fiduciary investment advice, as well as the SEC’s final rules and amendments to modernize reporting and disclosure (“Modernization”) could, among other things, restrict and/or increase the cost of a fund’s ability to engage in transactions, impact flows into the fund, and/or increase overall expenses of the fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of derivatives trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect certain of the instruments in which the Funds invest and the Funds’ ability to execute their respective investment strategies.
When-Issued and Delayed-Delivery Securities
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (e.g., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.
To the extent a Fund invests in when-issued delayed-delivery securities that are not intended to be physically settled or that do not settle within 35 days, the Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” herein.

Zero Coupon Bonds
The Managed Futures Strategy Fund and the Multi-Hedge Strategies Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.
Special Considerations Regarding the Use of Leveraged Investment Strategies

Each Fund will regularly invest in financial instruments that give rise to leverage as part of its principal investment strategies. While each Fund may borrow or use other forms of leverage for investment purposes, each Fund derives its leveraged exposure primarily through the use of derivatives that give rise to leverage. Utilization of leverage involves special risks and should be considered speculative. Leverage exists when a fund achieves the right to a return on a capital base that exceeds the amount the fund has invested. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of a Fund. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest, which would decrease the Fund’s total returns to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.
Investment Restrictions

Fundamental Policies
The following investment limitations are fundamental policies of the Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.
Each Fund shall not:
1.
Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.
2.
Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.
Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase or sell (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. This policy does not apply to the Managed Futures Strategy Fund.
4.
Issue senior securities (meaning any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
5.
Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
6.
Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases (this limitation applies to the Multi-Hedge Strategies Fund only).
7.
Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for the Commodities Strategy Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. government or any of its agencies or instrumentalities, or shares of investment companies.
In addition, the Managed Futures Strategy Fund shall not:
8.
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectuses and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
9.
Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).
Non-Fundamental Policies
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to a Fund by the Board.
Each Fund may not:
1.
Invest in warrants. This policy does not apply to the Multi-Hedge Strategies Fund.
2.
Invest in real estate limited partnerships.
3.
Invest in mineral leases. This policy does not apply to the Multi-Hedge Strategies Fund.
4.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by Fundamental Policy No. 1 above, or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.
5.
Invest in companies for the purpose of exercising control. This policy does not apply to the Managed Futures Strategy Fund.
6.
Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act, which generally permits a registered investment company to (1) borrow from a bank as long as the registered investment company maintains an asset coverage of at least 300% for all borrowings of such company and (2) enter into certain derivative transactions as long as the Fund at all times maintain an asset coverage of 100%.
7.
Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.
8.
Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
In addition, the Managed Futures Strategy Fund may not:
9.
Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in commodity, currency, equity, and fixed income futures, and financial-linked instruments, as well as other instruments that in combination have economic characteristics similar or equivalent to those of commodity, currency, equity, and fixed income futures contracts.
With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security (except that if the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities); and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitations related to borrowing and the issuance of senior securities.
The Subsidiaries will also follow the Funds’ fundamental and non-fundamental investment restrictions, described above, except for those fundamental policies that would restrict a Subsidiary's investments in commodities (e.g., the fundamental policies set forth in paragraphs 3 and 9).
More Information About Portfolio Turnover

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.
The following table lists the Funds' portfolio turnover rates for the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021.
Fund	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2023	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2022	Portfolio Turnover Rate for the Fiscal Year Ended December 31, 2021
Managed Futures Strategy Fund	--	7%	27%
Multi-Hedge Strategies Fund	197%	203%	205%
Commodities Strategy Fund	--	--	--
The significant variations in the Funds' portfolio turnover rates are due to the fluctuating volume of shareholder purchase and redemption orders or market conditions.

Portfolio Brokerage and Investment Allocation

The Advisor makes investment decisions for each Fund, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. The Advisor has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among each Fund and the Advisor’s other clients fairly and equitably.
The Advisor has discretionary trading authority on behalf of each Fund (and its other clients) and has a duty to each Fund (and its other clients) to seek the best available net price and most favorable execution for portfolio transactions. In selecting a broker or dealer for each transaction, the Advisor uses its judgment to choose the broker or dealer most capable of providing the range and quality of brokerage services necessary to obtain the best available net price and most favorable execution based on a range of factors. In furtherance of seeking the most favorable execution, the Advisor has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, the Advisor consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in the Advisor’s opinion, have financial stability and a positive reputation in the industry. The factors that the Advisor may consider include, but are not limited to, prior experiences with broker-dealers, the size of the particular transactions, the financial condition of the broker-dealer and its execution capabilities, the potential impact on the marketplace and other factors deemed appropriate by the Advisor. Accordingly, the Advisor is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund Shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for a Fund. The Advisor and its affiliates do not currently participate in soft dollar arrangements.
The Advisor may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is consistent with its duties to the Trust. Although the Advisor’s investment decisions for a Fund will be made independently from investment decisions for any other client account, investments for a Fund may also be considered appropriate for other client accounts. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. The Advisor will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Funds and other client accounts involved. When feasible, the Advisor will allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, the Advisor may use various forms of pro rata or other methods of allocation that are considered to be consistent with the Advisor’s established policies and procedures. Allocations for IPOs are typically handled in the same manner as any other aggregated trade, however, the Advisor will attempt to allocate IPOs among appropriate client accounts on a pro rata basis, subject to certain adjustments.
Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s markup or reflect a dealer’s markdown. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s markup or reflect a dealer’s markdown. When a Fund executes transactions in the OTC market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions generally will be beneficial to the Fund.
For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Funds paid the following brokerage commissions:
Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended December 31, 2023	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended December 31, 2022	Aggregate Brokerage Commissions Paid During the Fiscal Year Ended December 31, 2021
Managed Futures Strategy Fund*	3/2/2007	$469,497	$228,533	$190,947
Multi-Hedge Strategies Fund*	9/19/2005	$487,300	$341,658	$345,481
Commodities Strategy Fund**	5/25/2005	$4,527	$227	$48
*
Brokerage commissions shown include commissions paid by the Fund and its Subsidiary.
**
Brokerage commissions shown include commissions paid by the Fund's Subsidiary only. For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Fund did not pay brokerage commissions.
Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund’s overall asset level and volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund’s investment objective or strategies over these periods.
Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.
Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement (as defined below). Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases, the Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.
From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
For the fiscal year ended December 31, 2023, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.
Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Guggenheim Funds Distributors, LLC (the “Distributor”), the distributor of the Funds’ shares, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds’ objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Funds did not pay brokerage commissions to the Distributor or any affiliated brokers.
Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. As of December 31, 2023, the Funds did not hold securities of the Trust’s “regular brokers or dealers.”
Management of the Funds

Trustees and Officers
Oversight of the management and affairs of the Trust and the Funds, including general supervision of the duties performed by the Advisor for the Funds under the investment advisory agreement between the Advisor and the Trust is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services, competitiveness of fees and the Advisor's profitability.
The Board currently has 7 Trustees, 6 of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Each Independent Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by the Advisor or the Distributor or a person (other than a registered investment company, if applicable) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor as of December 31, 2023. Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), because of her position with the Distributor and/or the parent of the Advisor.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (the “Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor. As of the date of this SAI, the Fund Complex is comprised of 4 closed-end funds and 149 open-end funds advised or serviced by the Advisor or its affiliates.
Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001- present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153
Current: Advent
Convertible and Income
Fund (2005-present);
Purpose Investments
Funds (2013-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-present); Director, Mutual Fund Directors Forum (2022- present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152
Current: Bowhead
Insurance GP, LLC
(2020-present); Hunt
Companies, Inc. (2019-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Infinity
Property & Casualty
Corp. (2014-2018).

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996- present); CEO, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022- present). Former: CEO, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152
Current: The 2023 ETF
Series Trust (4) (2023-
present); The 2023 ETF
Series Trust II (1)
(2023-present); US
Global Investors, Inc.
(GROW) (1995-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); Harvest
Volatility Edge Trust (3)
(2017- 2019).

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019 (Trustee) Since 2020 (Chair of the Nominating and Governance Committee)	Current: Of Counsel (formerly, Partner), Momkus LLP (2016- present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153
Current: Advent
Convertible and Income
Fund (2003-present);
PPM Funds (2) (2018-
present); Endeavor
Health (2012-present).

Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	152
Current: SPDR Series
Trust (81) (2018-
present); SPDR Index
Shares Funds (30)
(2018-present); SSGA
Active Trust (14) (2018-
present).

Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2019-2022);
Guggenheim Enhanced
Equity Income Fund
(2019-2021);
Guggenheim Credit
Allocation Fund
(2019-2021); SSGA
Master Trust (1)
(2018-2020).

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019
Current: Portfolio
Consultant (2010-
present); Member,
Governing
Council,
Independent
Directors Council
(2013-present);
and Governor,
Board of
Governors,
Investment
Company Institute
(2018-present).

Former: Member,
Executive
Committee,
Independent
Directors Council
(2016-2018); Vice
President,
Manager and
Portfolio Manager,
Nuveen Asset
Management
(1998-1999); Vice
President,
Nuveen
Investment
Advisory Corp.
(1992-1999); Vice
President and
Manager, Nuveen
Unit Investment
Trusts
(1991-1999); and
Assistant Vice
President and
Portfolio Manager,
Nuveen Unit
Investment Trusts
(1988-1999),
each of John
Nuveen & Co.,
Inc. (1982-1999).
152
Former: Guggenheim
Energy & Income Fund
(2015-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2004-2022);
Guggenheim Enhanced
Equity Income Fund
(2005-2021);
Guggenheim Credit
Allocation Fund
(2013-2021); Western
Asset Inflation-Linked
Opportunities & Income
Fund (2004-2020);
Western Asset Inflation-
Linked Income Fund
(2003-2020).

Name, Address[1] and Year of Birth of Trustee	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees[3]
Interested Trustee
Amy J. Lee (1961)[4]	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007- present); and Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain Funds in the Fund Complex (2017- 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152
Former: Guggenheim
Energy & Income Fund
(2019-2023); Fiduciary/
Claymore Energy
Infrastructure Fund
(2018-2022);
Guggenheim Enhanced
Equity Income Fund
(2018-2021);
Guggenheim Credit
Allocation Fund
(2018-2021).

1
The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
2
Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents.
3
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, Rydex Variable Trust, Transparent Value Trust, Guggenheim Active Allocation Fund, Guggenheim Strategic Opportunities Fund, and Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of the Advent Convertible & Income Fund. Together with the Trust, these Trusts and Funds and their series, if any, comprise the “Fund Complex.” Figures provided in parentheses after the name of a fund complex for which a Trustee is a member of that fund complex’s Board of Trustees, indicate the number of funds overseen in that fund complex.
4
This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Advisor and/or the parent of the Advisor.

The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.
Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President, Chief Executive Officer and Principal Executive Officer	Since 2019
Current: President, Mutual Funds Boards, Guggenheim
Investments (2022-present); President and Chief
Executive Officer, certain other funds in the Fund
Complex (2018-present); President, Mutual Funds
Board and Senior Managing Director, Guggenheim
Funds Investment Advisors, LLC and Security
Investors, LLC (2018-present); Board Member,
Guggenheim Partners Investment Funds plc (2022-
present); Board Member, Guggenheim Global
Investments plc (2022-present); Board Member,
Guggenheim Partners Fund Management (Europe)
Limited (2018-present).

Former: Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments
(2018-2022); Managing Director and President,
Deutsche Funds, and Head of US Product, Trading and
Fund Administration, Deutsche Asset Management
(2013-2018); Managing Director, Chairman of North
American Executive Committee and Head of Business
Management and Consulting, Invesco Ltd.
(2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer, Principal Financial and Accounting Officer, and Treasurer	Since 2022
Current: Managing Director, Guggenheim Investments
(2004-present); Chief Financial Officer, Chief
Accounting Officer, and Treasurer, certain other funds
in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the
Fund Complex (2006-2022); Manager, Mutual Fund
Administration of Van Kampen Investments, Inc.
(1996-2004).

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); and Managing Director, Guggenheim Investments (2007-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain other funds
in the Fund Complex (2012-present); Senior Managing
Director, Guggenheim Investments (2012-present); and
Senior Managing Director, Guggenheim Funds
Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors,
LLC and Guggenheim Funds Investment Advisors, LLC
(2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager,
Security Investors, LLC (2004-2014); and Senior
Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux M. Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors,
LLC and Guggenheim Funds Investment Advisors, LLC
(2018-present); AML Officer, Security Investors, LLC
and certain other funds in the Fund Complex (2017-
present); and Managing Director, Guggenheim
Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security
Investors, LLC and Guggenheim Funds Investment
Advisors, LLC (2015-2018).

Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); and Managing Director, Guggenheim Investments (2012-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016
Current: Director, Guggenheim Investments (2012-
present); and Assistant Treasurer, certain other funds in
the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd.
(2010-2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment
Management (2009-2010); and Manager of Mutual
Fund Administration, Van Kampen Investments, Inc./
Morgan Stanley Investment Management (2005-2009).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); and Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Director, Guggenheim Investments (2017-
present); and Assistant Treasurer, certain other funds in
the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global
Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc.
("HGINA") (2017); Senior Analyst of US Fund
Administration, HGINA (2014-2017); Senior Associate
of Fund Administration, Cortland Capital Market
Services, LLC (2013-2014); and Experienced
Associate, PricewaterhouseCoopers LLP (2012-2013).

*
The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified or until his or her resignation or removal.

Board Leadership Structure
The primary responsibility of the Board is to represent the interest of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees. The Board generally acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.
The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees other than the Valuation Oversight Committee, which is comprised of all Trustees.. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Trust’s: contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership (other than for the Valuation Oversight Committee) limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Trust and other trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund, the Trust and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Qualifications and Experience of Trustees
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of other funds in the Fund Complex. The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the experience, qualifications, attributes and skills of Trustees are pursuant to SEC requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2019 and as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory, governance and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, her professional training in law and business, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, regulatory, governance and investment matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust and as a trustee of other funds in the Fund Complex since 2005. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Contracts Review Committee, his service on other registered investment company boards, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating and Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as a partner of the law firm, Momkus LLP, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust and as a trustee of other funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Companies, Inc., a construction and real estate development company, her Certified Public Accountant (inactive) designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory, governance and investment matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust since 2019 and as a trustee of certain funds in the Fund Complex since 2018. She previously served as a Trustee of the Trust from March 2018 through February 2019. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Life Insurance Company and Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Trustee also has considerable familiarity with the Trust, the Funds, the Advisor and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the funds in the Fund Complex or, with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisors of the funds of the Fund Complex.
Board's Role in Risk Oversight
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds' investments and operations, is performed by third-party service providers, primarily the Advisor and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds' business and consequently, for managing risks associated with that activity. Each of the Advisor, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis, as applicable. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and risk management personnel and internal auditors for the Advisor or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Advisor on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees the Advisor as valuation designee in the performance of fair value determinations of the Funds’ securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board has approved the Funds’ valuation policy and procedures and the Advisor’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Valuation Oversight Committee reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Trust’s valuation policy and procedures. The Board also requires the Advisor to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Advisor. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented a liquidity risk management program and related procedures (the “Liquidity Program”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board oversees the Funds’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the Funds that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to each Fund that is classified as a limited derivatives user fund (each an “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by the Advisor regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds' investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds' investment management and business affairs are carried out by or through the Advisor, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Advisor. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Board Committees
Audit Committee—The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds’ financial statements (and the audit thereof), reviewing reports from the Advisor on portfolio securities pricing errors and errors in the calculation of the net asset value of a Fund, as well as overseeing the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Audit Committee met six times during the fiscal year ended December 31, 2023.
Contracts Review Committee—The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of each Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, distribution agreements, distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act and certain other agreements and plans. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust, on behalf of each Fund, is or is proposed to be a party. The Contracts Review Committee met one time (with such meeting reconvened across multiple days)  during the fiscal year ended December 31, 2023.
Executive Committee—The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee did not meeting during the fiscal year ended December 31, 2023.

Nominating and Governance Committee—The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. To have a candidate considered by the Nominating and Governance Committee, a shareholder should submit the recommendation in writing, delivered to or mailed and received at the principal executive offices of the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850 to the attention of the Nominating and Governance Committee, care of the Secretary of the Trust. Additional requirements and procedures relating to shareholder submissions may be communicated to the shareholder in response to the submission. The Nominating and Governance Committee periodically reviews other governance and policy matters affecting the operation of the Board and Board committees, including the Independent Trustee compensation structure. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2023.
Valuation Oversight Committee— The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee, as well as Amy J. Lee, who is an Interested Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee’s primary function is to oversee the activities of the Advisor as valuation designee in making fair value determinations of the Funds’ securities and other assets and performing its other valuation responsibilities. The Valuation Oversight Committee receives reporting on valuation matters from the valuation designee in accordance with the Trust’s valuation policy and procedures. The Valuation Oversight Committee met four times during the fiscal year ended December 31, 2023.
Remuneration of Trustees
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; and the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, the Nominating and Governance Committee, and the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets.
The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust. The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the Funds' most recently completed fiscal year is set forth below.
Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Interested Trustees
Amy J. Lee	$0	$0	$0	$0
Independent Trustees
Randall C. Barnes	$119,449	$0	$0	$461,500
Angela Brock-Kyle	$112,904	$0	$0	$345,000
Thomas F. Lydon, Jr.	$119,449	$0	$0	$365,000
Ronald A. Nyberg	$119,449	$0	$0	$459,500

Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Sandra G. Sponem	$125,995	$0	$0	$385,000
Ronald E. Toupin, Jr.	$145,630	$0	$0	$445,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.
The Advisor compensates its officers and directors who also may serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.
Trustee Ownership of Securities
As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below. If a Fund is not shown for a Trustee, the Trustee did not beneficially own shares of the Fund as of the end of most recently completed calendar year.
Trustee	Fund	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee*
Interested Trustee
Amy J. Lee	N/A	N/A	Over $100,000
Independent Trustees
Randall C. Barnes	N/A	N/A	Over $100,000
Angela Brock-Kyle	N/A	N/A	Over $100,000
Thomas F. Lydon, Jr.	N/A	N/A	Over $100,000
Ronald A. Nyberg	N/A	N/A	Over $100,000
Sandra G. Sponem	N/A	N/A	Over $100,000
Ronald E. Toupin, Jr.	N/A	N/A	Over $100,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment adviser or servicing agent that is an affiliated person of the Advisor.
Code of Ethics
The Trust has adopted a Combined Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor and the Distributor, as well as certain other affiliated entities, also are covered by the Combined Code of Ethics adopted by the Trust. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees (“access persons”) of the Trust, Advisor and Distributor, as applicable. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC and is available to the public.
Proxy Voting
The Board has delegated to the Advisor the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings.
Certain funds included in the Guggenheim Family of Funds (an “investing fund”), including certain of the Funds, may invest in other funds included in the Guggenheim Family of Funds (an “underlying fund”) and, as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate. The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate.
As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting).
With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund.
Where a proxy proposal pertains to a security on loan pursuant to a Fund’s securities lending arrangement, the Advisor will refrain from voting such securities where the costs to the Fund or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting. With regard to voting proxies of foreign companies, the Advisor may weigh the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.
In addition, a Fund may be required by regulation to vote its shares of another fund registered under the 1940 Act in the same proportion as the vote of all other holders of shares of such Fund.
The Advisor’s Proxy Voting Policies and Procedures (in this section, the “Procedures”) are designed to ensure that proxies are voted in the best interests of each Fund. Where the Advisor has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term economic interests of its clients. The Advisor will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Advisor’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Advisor and its clients with respect to proxy voting are resolved in the best interests of the clients.
Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits, are outside the scope of the Procedures.
The Advisor utilizes the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as the Advisor’s proxy voting guidelines (in this section, the “Guidelines”). The Advisor also has engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The Advisor reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Advisor may override the Guidelines recommending a vote on a particular proposal if the Advisor determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation.
In the absence of contrary instructions received from the Advisor, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. ISS will employ these Guidelines based on account set up instructions received from the Advisor. For proposals not addressed by the Guidelines, the Advisor will determine how to vote the proxy. For proposals where the Advisor has decided to vote some or all of the shares contrary to the Guidelines, the investment team will consult the Proxy Voting Advisory Committee (the “PVAC”), comprising of representatives from investment management, compliance, risk, operations and legal, to determine that overriding ISS’s vote recommendation is in the best interest of the client and that no conflicts of interests exist. The vote entered by the Advisor may be different from ISS’s proprietary voting policy if it is determined to be in the best interest of the client. If the responsible investment team and the PVAC determine that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said investment team with approval from the PVAC. If there is a material conflict of interest, the Advisor will follow the procedures outlined below.
The Advisor occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the provision of services or products by the Advisor’s affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Advisor or its affiliates and proponents of a proxy issue, or (c) an immediate family member of the employee of the Advisor or its affiliates is a director or executive officer of the relevant company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. At times, ISS may have a conflict of interest because it also sells corporate governance services to companies whose proxies it analyzes.
If the Guidelines do not address a proposal, or the Advisor wishes to vote a proposal contrary to the Guidelines, and the Advisor has a material conflict of interest as to the vote, then the Advisor will seek to resolve the conflict in any of the following manners:
•
Refer Proposal to the Client - the Advisor may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•
Obtain Client Ratification - If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Advisor will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
•
Abstaining from voting.
•
Use another Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, the Advisor may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).
•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, the Advisor may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).
The method selected by the Advisor to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
In certain instances, proxy voting involves logistical issues which affect the Advisor’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information.
The Advisor will provide clients with a copy of its Procedures upon written request and will make specific voting information relating to a client available to that client upon written request.
The Funds are required to file Form N-PX with the SEC with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov. Starting with the Funds’ Form N-PX to be filed by the end of August 2024, covering the period of July 31, 2023 to June 30, 2024, the Funds also will make available their proxy voting record included in their Form N-PX filing on the Funds’ website at https://www.guggenheiminvestments.com/mutual-funds/literature.
Investment Advisory Services
Pursuant to an Advisory Agreement, dated March 1, 2012, between the Trust and Security Investors, LLC, as may be amended and/or restated from time to time (the “Advisory Agreement”), the Advisor, principally located at 330 Madison Avenue, 10th Floor, New York, New York 10017, serves as investment adviser and provides portfolio management services to each Fund. The Advisor is a Kansas limited liability company, doing business since

November 27, 1961, and has been a federally-registered investment adviser since 1971. The Advisor also is registered as a CPO with the CFTC and NFA with respect to the Funds. The Advisor does business as Guggenheim Investments and is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC, a global, diversified financial services firm. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.
Pursuant to the Advisory Agreement, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. Pursuant to the Advisory Agreement, each Fund pays the Advisor at an annual rate based on the average daily net assets for the Fund, as set forth below.
For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Funds paid the following advisory fees to the Advisor:
Fund	Fund Inception Date	Advisory Fee	Advisory Fees Paid During the Fiscal Year Ended December 31, 2023	Advisory Fees Paid During the Fiscal Year Ended December 31, 2022	Advisory Fees Paid During the Fiscal Year Ended December 31, 2021
Managed Futures Strategy Fund*	3/2/2007	0.90%	$591,885	$429,752	$235,507
Multi-Hedge Strategies Fund*	9/19/2005	1.15%	$1,121,461	$1,323,915	$792,099
Commodities Strategy Fund*	5/25/2005	0.75%	$87,026	$274,058	$141,784
*
The Advisor has contractually agreed to waive the management fee it receives from the Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund in an amount equal to the management fee paid to the Advisor by each Fund’s Subsidiary. For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Managed Futures Strategy CFC paid advisory fees in the amounts of $78,286, $66,706, and $27,033, respectively. For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Multi-Hedge Strategies CFC paid advisory fees in the amounts of $41,138, $48,332, and $29,264, respectively. For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Commodities Strategy CFC paid advisory fees in the amounts of $12,840, $42,772, and $18,226, respectively.
For the Commodities Strategy Fund, the Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets, such amount to be calculated daily and any reimbursement due to be paid no less frequently than monthly. This fee waiver will be honored by the Advisor through May 1, 2025 and shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees. In any event, this undertaking will continue for at least twelve months from the date of this Prospectus.
The Advisor also has contractually agreed, through May 1, 2025, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Advisor or any of its affiliates also serves as investment adviser. The Advisor is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to a Fund, unless the Advisor provides written notice to the Fund of the termination of the agreement.
Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio. The Advisor has contractually agreed to waive the management fee it receives from the Funds in an amount equal to the management fee paid to the Advisor by each Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries.
The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Portfolio Managers
This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.
Other Accounts Managed by Portfolio Managers. As of December 31, 2023, including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adrian Bachman	41	$1,033	0	$0	0	$0
Michael P. Byrum	108	$6,166	0	$0	0	$0
Brendan Cain	103	$5,942	0	$0	0	$0
Spencer Crane	103	$5,942	0	$0	0	$0
John Marchelya	4	$193	0	$0	0	$0
Scott Miller	103	$5,942	0	$0	0	$0
None of the accounts managed by the portfolio managers are subject to performance-based advisory fees.
Information Regarding Potential Conflicts of Interest
Potential Conflicts Related to the Sale of Fund Shares. The Advisor, its affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. The Funds and/or the Advisor or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds over other funds or financial products.
To the extent permitted by applicable law, the Advisor and its affiliates and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of the assets of the Advisor or its affiliates or amounts payable to the Advisor or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Funds over other funds or financial products.
Potential Conflicts Related to Management of the Funds by the Advisor. The following are descriptions of certain conflicts, financial or otherwise, that the Advisor and its employees may have in managing the Funds. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Advisor, its affiliates, or their respective clients. To address these and other actual or potential conflicts, the Advisor and the Funds have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Advisor’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Advisor’s affiliates and are not employees or clients of the Advisor.

Additional information about potential conflicts of interest regarding the Advisor is set forth in the Advisor’s Form ADV. A copy of Part 1 and Part 2A of the Advisor’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Advisor and Its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Advisor is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Advisor (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Advisor in managing the Funds.
For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Advisor, its affiliates and their respective other clients, on the other hand. The Advisor and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Advisor or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Advisor and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Advisor’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund. Such activities can give rise to interests different from or adverse to those of the Fund, and they could affect the prices and availability of the securities and instruments that a Fund holds or that the Advisor seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Funds.
These Other Business Activities may create other potential conflicts of interests in managing the Funds, may cause the Funds to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund's participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Advisor and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit the Advisor, its affiliates or other client accounts.
Advisor’s and Their Affiliates’ Activities on Behalf of Other Clients. The Advisor and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Advisor, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Funds and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Funds. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affects the market value of the securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed, In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Funds. Regardless of the similarity in investment objectives and strategies between the Funds and Other Clients, the Advisor may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Funds, and the Funds and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. These practices, limitations and conflicts may be disadvantageous to the Funds and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Funds may also vary from those of Other Clients. In some cases, the Advisor or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Funds (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Funds or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Funds. The Advisor, on behalf of the Funds or Other Clients, may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Advisor will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Advisor may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Funds and other clients. These potential conflicts of interests between the Advisor’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small-capitalization, emerging market, distressed or less liquid strategies.
Advisor Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Advisor, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Advisor, its related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc., a diversified company with several insurance company subsidiaries (together with its subsidiaries, (“Sammons”), holds indirect economic and voting interests in Guggenheim Capital, LLC (“Guggenheim Capital”), the Advisor’s ultimate parent company. As a result of its ownership stake in Guggenheim Capital, Sammons is the largest individual stakeholder of the Advisor. Certain of Sammons’ wholly owned insurance company and other subsidiaries are advisory clients of, and pay fees to, the Advisor or its affiliates. As a result, Sammons is the largest source of annual advisory fees paid to the Advisor and/or certain other Guggenheim Entities. Sammons also has other relationships with the Advisor and various Guggenheim Entities.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Advisor (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Advisor. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Advisor has invested or will invest on behalf of its clients or to which the Advisor has provided or will provide financing on behalf of its clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Advisor’s clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to the Advisor and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Advisor on behalf of its clients. The Advisor does not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Advisor in managing the Funds and could create an incentive for the Advisor to favor the interests of these companies over its clients. These incentives are more pronounced where the Advisor has multiple relationships with the client. For example, the Advisor has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Advisor clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Funds and other clients of the Advisor. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Advisor, on behalf of the Funds, and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Advisor may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Advisor may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Funds. In addition, the Advisor may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Advisor mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Advisor’s pecuniary or investment interests (or those of their respective employees or affiliates). The Funds and the Advisor also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit the Funds’ transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Advisor and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Funds, and such Other Clients could be viewed as being in competition with the Funds for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Funds may vary from those of the Other Clients, and the Advisor may face potential conflicts of interest because the Advisor may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
At times, in order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Advisor, subject to the aggregation being in the best interests of the clients and the Advisor’s obligation to seek best execution. In particular, the Advisor expects that trades will be aggregated between the Advisor’s clients and the Advisor’s affiliates’ clients unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When the Advisor believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Advisor has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, the Advisor will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Advisor may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Advisor allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity investments, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client accounts in which the Advisor and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Funds may devote as much time to the Funds as the Advisor deems appropriate to perform its duties in accordance with reasonable commercial standards and the Advisor’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Funds may have no interest. As a result of these separate business activities, the Advisor may have conflicts of interest in allocating management time, services and functions among the Funds and Other Business Activities or Other Clients in that the time and effort of the Funds’ portfolio managers would not be devoted exclusively to the business of the Funds.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Advisor and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Advisor will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Advisor may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Funds’ Investments. Fund assets are valued in accordance with the Funds’ valuation policy and procedures and Advisor’s Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures. The valuation of a security or other asset for the Funds may differ from the value ascribed to the same asset by affiliates of the Advisor (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Funds’ procedures or may have access to different information or pricing vendors or use different models or techniques. The Advisor has been designated as the valuation designee to perform fair value determinations for the Funds with respect to all Funds’ investments of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Funds may invest in other funds sponsored, managed, advised or sub-advised by the Advisor or its affiliates. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the a Fund. As disclosed in the Prospectus(es) and this SAI, the Advisor has agreed to waive certain fees associated with these investments, which will reduce, but will not eliminate, these types of conflicts. In other circumstances, the Advisor may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Advisor that will be compensated for such services.
Potential Conflicts Associated with the Advisor and Its Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions. The Advisor may, to the extent permitted under applicable law, effect client cross transactions where the Advisor causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because the Advisor represents the interests of both the selling account and the buying account in the same transaction, and the Advisor could seek to treat one party to the cross transaction more favorably than the other party. The Advisor has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Advisor’s fiduciary duties and obligation to seek best execution and applicable rules.
The Advisor and Its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, the Advisor may cause the Funds to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Advisor or one of its affiliates. Such investments may include (i) investments that the Advisor or one of its affiliates originated, arranged or placed, (ii) investments in which the Advisor’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Advisor’s affiliate represented the buyer or seller); (iii) investments where the Advisor or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Advisor or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by the Advisor or its affiliates, investment funds or pools managed by the Advisor or its affiliates or assets or obligations managed by the Advisor or its affiliates. Commissions, fees, or other remuneration payable to the Advisor or its affiliates in these transactions may present a potential conflict in that the Advisor may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Advisor may cause the Funds to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Advisor, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Advisor’s affiliates or its related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Advisor’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Advisor, or the Advisor’s advisory client is a lender or financing provider to the Advisor or its affiliates (including a parent), a potential conflict may exist as the Advisor may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Advisor’s affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Advisor but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Funds’ investment programs, these funds may reduce capacity otherwise available to the Funds.
To the extent permitted by applicable law, the Advisor and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to portfolio holdings of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Some of the Advisor’s employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which a Fund invests. These services are separate from the services the Advisor renders to the Funds and may thus create conflicts. Certain professionals, including investment professionals, of the Advisor may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between the Advisor and the affiliates, present potential conflicts of interest, including those described herein.Present and future activities of the Advisor and its affiliates (and the role and relationships of the Advisor’s personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. The Advisor compensates portfolio managers for their management of a Fund’s portfolio. Compensation is evaluated (1) quantitatively based on their contribution to investment performance and portfolio risk control and (2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm-wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. Some portfolio managers earn compensations that vary based on the performances of certain accounts or investments. All employees of the Advisor also are eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. The Advisor’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain funds managed by the particular portfolio manager. The value of the fund shares under the deferred compensation programs is awarded annually and each award vests over a period of years (generally 4 years). In addition, portfolio managers may own Fund shares. As discussed below, a portfolio manager’s ownership of shares of a fund, including a Fund, managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such fund, or Fund, over other Funds or other accounts.
Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund that he manages in which he owns shares as of the most recently completed fiscal year. Unless noted below, the portfolio managers did not own shares of any Fund as of December 31, 2023. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Adrian Bachman	Multi-Hedge Strategies Fund	$10,001-$50,000
	Managed Futures Strategy Fund	None
Michael Byrum	Managed Futures Strategy Fund	$100,001-$500,000
	Multi-Hedge Strategies Fund	$100,001-$500,000
	Commodities Strategy Fund	None
Brendan Cain	Commodities Strategy Fund	None
Spencer Crane	Commodities Strategy Fund	None
John Marchelya	Multi-Hedge Strategies Fund	$1-$10,000
	Managed Futures Strategy Fund	None
Scott Miller	Commodities Strategy Fund	None
Administration, Fund Accounting and Transfer Agency Services
Pursuant to an Amended and Restated Open-End Fund Accounting and Administration Agreement, dated October 24, 2022, between the Trust and MUFG Investor Services (US), LLC (“MUIS”) (the “Fund Accounting and Administration Agreement”), MUIS, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the administrative agent for the Funds. As administrative agent, MUIS performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, MUIS receives a fixed annual fee, apportioned to each series of the Trust based on average daily net assets, plus a fee, payable monthly in arrears, based on a percentage of its average daily net assets. MUFG also receives from the Funds fees based on the number of Funds or share classes issued by the Funds, as applicable, for certain filing and reporting services MUFG provides to the Funds. The Funds also reimburse MUFG for certain out-of-pocket expenses.
Pursuant to an Amended and Restated Transfer Agency Agreement, dated October 24, 2022, between the Trust and MUIS (the “Transfer Agency Agreement”), MUIS also serves as transfer agent for the Funds. As transfer agent, MUIS performs all shareholder servicing functions for the Funds, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications, and acting as the dividend disbursing agent.
The Funds have agreed to reimburse MUIS, the Advisor, the Distributor and any of their affiliates for any expenses they pay to financial intermediaries, such as third-party administrators, broker/dealers, banks, insurance companies or other subcontractors, for providing certain sub-transfer agency and similar subcontracted services, pursuant to various sub-transfer agency and other subcontractor agreements. Payments reimbursed by the Funds pursuant to such agreements are generally calculated based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, any Rule 12b-1 fees the financial intermediary also may be receiving pursuant to agreements with the Distributor. The fees paid for sub-transfer agency and similar subcontracted services vary based on, for example, the nature of the services provided. For the Funds’ most recently completed fiscal year, the total sub-transfer agency payments of this nature made by the Trust, which includes series and classes of shares not offered in this SAI, were approximately $3,982,409.
Each Fund pays all of its respective expenses not assumed by MUIS or the Distributor, including organization expenses; Trustees’ fees; fees of the Funds’ custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; distribution fees (if any); legal, auditing and accounting expenses; and reasonable out-of-pocket expenses. Each Fund also pays for the preparation and distribution of its Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, any private debt and derivatives investments of the Funds often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Funds. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Funds paid the following accounting and administration service fees to MUIS:
Fund	Fund Inception Date	Accounting and Administration Service Fees Paid During the Fiscal Year Ended December 31, 2023	Accounting and Administration Service Fees Paid During the Fiscal Year Ended December 31, 2022	Accounting and Administration Service Fees Paid During the Fiscal Year Ended December 31, 2021
Managed Futures Strategy Fund	3/2/2007	$87,166	$51,463	$23,062
Multi-Hedge Strategies Fund	9/19/2005	*	*	*
Commodities Strategy Fund	5/25/2005	$15,088	$35,763	$16,111
*
The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
For the fiscal years ended December 31, 2023, December 31, 2022, and December 31, 2021, the Funds paid the following transfer agency service fees to MUIS:
Fund	Fund Inception Date	Transfer Agency Service Fees Paid During the Fiscal Year Ended December 31, 2023	Transfer Agency Service Fees Paid During the Fiscal Year Ended December 31, 2022	Transfer Agency Service Fees Paid During the Fiscal Year Ended December 31, 2021
Managed Futures Strategy Fund	3/2/2007	$93,431	$92,883	$64,584
Multi-Hedge Strategies Fund	9/19/2005	*	*	*
Commodities Strategy Fund	5/25/2005	$20,880	$80,587	$44,305
*
The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Distribution Services
Guggenheim Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company located at 227 West Monroe Street, Chicago, Illinois 60606, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement, dated March 1, 2012, between the Trust and the Distributor (the “Distribution Agreement”). The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor is an affiliate of the Advisor and also serves as principal underwriter for Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Transparent Value Trust, Rydex Dynamic Funds, and Rydex Variable Trust.
In addition to the Distribution Agreement granting the Distributor the exclusive right to distribute the shares of the Funds, the Distribution Agreement also permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund’s current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

Class A Distribution Plan—Each Fund that offers Class A shares has adopted a Distribution Plan applicable to Class A shares (the “Class A Plan”). The Class A Plan allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Each Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor generally will, in turn, pay the Service Providers out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
Class C Distribution and Shareholder Servicing Plan—Each Fund that offers Class C shares has adopted a Distribution and Shareholder Services Plan for Class C shares (the “Class C Plan”). Under the Class C Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund’s assets attributable to Class C shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan allows for payment of up to 0.75% of each Fund’s assets attributable to Class C shares as compensation for distribution services and up to 0.25% of each Fund’s assets attributable to Class C shares as compensation for shareholder services.
Class H Distribution Plan—Each Fund that offers Class H shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class H Plan”). Under the Class H Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund’s assets attributable to Class H shares as compensation for distribution services provided to that Fund.
Class P Distribution Plan—Each Fund that offers Class P shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class P Plan”). Under the Class P Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund’s assets attributable to Class P shares as compensation for distribution services provided to the Fund.
Description of Distribution Services and Shareholder Services—Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.
Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Service Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.
For the fiscal year ended December 31, 2023, the Funds paid the following fees pursuant to the plans described above:
Fund	Fund Inception Date	Class A (0.25% 12b-1 Fee)	Class C (1.00% 12b-1 Fee)	Class H (0.25% 12b-1 Fee)	Class P (0.25% 12b-1 Fee)
Managed Futures Strategy Fund	3/2/2007	$15,728	$21,509	*	$24,408
Multi-Hedge Strategies Fund	9/19/2005	$8,972	$7,554	*	$17,764
Commodities Strategy Fund	5/25/2005	$2,996	$4,974	$20,495	**
*
The Fund does not offer Class H shares.
**
The Fund does not offer Class P shares.
Other Distribution or Service Arrangements—The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.
Such compensation may be paid to financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation also may be paid to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.
As of December 31, 2023, the Distributor and/or the Advisor have revenue sharing arrangements with the following financial intermediaries, pursuant to which the Distributor and/or the Advisor make revenue sharing payments. For the fiscal year ended December 31, 2023, the Distributor and/or the Advisor paid the following fees, based on the assets invested in the Funds, for services provided to the Trust, which includes series and classes of shares not offered in this SAI:
Financial Intermediary	Payments During Last Fiscal Year
Charles Schwab & Co., Inc.	$1,945,413
National Financial Services, LLC	$1,414,212
Axos Clearing LLC	$167,525
Morgan Stanley	$151,678
First Clearing, LLC	$148,222
Pershing LLC	$147,842
LPL Financial	$85,987
Merrill Lynch Pierce Fenner Smith	$76,048
UBS Financial Services, Inc.	$65,155
American Enterprise	$22,454
Raymond James and Associates	$14,868
RBC Wealth Management	$14,388
Empower Retirement	$4,000
Citigroup Global Markets	$2,954
PNC Investments LLC	$186
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements with the financial intermediaries listed above.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates also may pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the

Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his or her broker or financial intermediary how he or she will be compensated for investments made in the Funds.
Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Securities Lending
The Funds participate in a securities lending program (the “Securities Lending Program”) offered by U.S. Bank National Association (‘‘U.S. Bank’’) pursuant to the terms of a securities lending agreement entered into between the Trust and U.S. Bank.
As securities lending agent, U.S. Bank is responsible for the administration and management of the Funds’ Securities Lending Program, including: the preparation, negotiation, and execution of a participant agreement with each borrower governing the terms, conditions and fees of any securities loan; ensuring that securities loans are properly coordinated and documented; the selection of securities to be loaned; ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s); maintaining custody of non-cash collateral; recordkeeping and account servicing; arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines as approved by the Board; recalling loaned securities in accordance with Fund instructions; and arranging for the return of loaned securities at the time of the loan termination. U.S. Bank receives as compensation for its services a portion of the amount earned by the Funds for lending securities, as set forth below.
For the fiscal year ended December 31, 2023, the gross income from securities lending activities, including income from cash collateral, and net income from securities lending activities received by the Funds is as follows:
Fund	Gross Income from Securities Lending Activities (Including Income From Cash Collateral)	Net Income from Securities Lending Activities
Managed Futures Strategy Fund	*	*
Multi-Hedge Strategies Fund	$21,593	$8,547
Commodities Strategy Fund	*	*
*
For the fiscal year ended December 31, 2023, the Fund did not participate in the Securities Lending Program.
For the fiscal year ended December 31, 2023, the Funds paid the following fees in connection with the Funds' participation in the Securities Lending Program:

Fund	Revenue Generated by Securities Lending Program Paid to Securities Lending Agent (“Revenue Split”)	Fees Paid for Cash Collateral Management Services Not Included in Revenue Split*	Administrative Fees Not Included in Revenue Split	Fees for Indemnification Not Included in Revenue Split	Rebates Paid to Borrowers	Other Fees Relating to Securities Lending Program Not Included in Revenue Split	Aggregate Fees Paid
Managed Futures Strategy Fund	**	**	**	**	**	**	**
Multi-Hedge Strategies Fund	$(775)	$(464)	$0	$0	$(11,807)	$0	$(13,046)
Commodities Strategy Fund	**	**	**	**	**	**	**
*
Includes any fees deducted from a pooled cash collateral reinvestment vehicle.
**
For the fiscal year ended December 31, 2023, the Fund did not participate in the Securities Lending Program.
Costs and Expenses
Each Fund bears all expenses of its operations other than those assumed by the Advisor or MUIS. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the Board members who are not affiliated with, or interested persons of, the Advisor.
Business Continuity and Disaster Recovery
The Advisor and the Distributor have developed a joint Business Continuity and Disaster Recovery Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Advisor and Distributor believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Advisor and/or Distributor could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each of the Advisor’s and Distributor’s agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of each of the Advisor or Distributor, or the reckless disregard of their respective obligations, the Advisor and Distributor generally will not be liable for any related losses to the Funds or to the Funds’ shareholders as a result of such an occurrence.
Control Persons and Principal Holders of Securities

For a list of the control persons and principal holders of securities of each Fund as of April 1, 2024, please see Appendix B to this SAI.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Calculating Net Asset Value.” Neither the Funds’ Prospectuses nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Funds’ Prospectuses and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.
The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities, including the market value of the Subsidiaries (as applicable) securities, plus the value of the Fund’s other assets, less all liabilities, by the number of outstanding shares of the Fund.
The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Advisor as the valuation designee to perform fair valuation determinations for each Fund and each Subsidiary (as applicable) with respect to all Fund and Subsidiary (as applicable) investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5 under the 1940 Act, the Advisor has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 under the 1940 Act. The Advisor, in its sole role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from the Advisor’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Funds’ and Subsidiaries’ securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be accurate. The Valuation Procedures and Valuation Designee Procedures may be amended and potentially adversely affected as the Funds and Subsidiaries seek to comply with regulations that apply to the valuation practices of registered investment companies.
In general, portfolio securities and assets of a Fund or Subsidiary will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund or Subsidiary for which market quotations are not readily available, or are deemed unreliable by the Advisor, the Fund or Subsidiary, as applicable, will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset.
Valuations of the Funds’ and Subsidiaries’ securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. The Advisor, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Advisor, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services. Valuations provided by pricing services are generally based on methods that the Advisor believes are reasonably designed to approximate the amount that a

Fund or Subsidiary could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Funds or Subsidiaries, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds and Subsidiaries in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Advisor. A Fund or Subsidiary also may use third-party service providers to model certain securities, including CLOs and certain other structured finance securities, using cash flow models to determine fair market value. While a Fund’s or Subsidiary’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s or Subsidiary’s portfolio securities as of the time of pricing, a Fund or Subsidiary cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund or Subsidiary would actually realize upon the sale of the securities in question.
Equity securities traded on a domestic securities exchange (including ETFs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, the last current bid price is usually used. OTC securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually valued on multiple exchanges or markets are taken at the last sales price of such securities on the principal exchange or market on which they are traded.
Funds that are party to a structured note, will regularly value their investments in such structured notes at fair value and other investments at market prices.
Debt securities with a remaining maturity greater than 60 days will be generally valued based on independent pricing services, except as specified below. A Fund will utilize the amortized cost method in valuing its commercial paper and discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the Fund sold the instrument.
For investments in an underlying open-end mutual fund, a Fund usually values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Each Subsidiary offers to redeem all or a portion of its shares at the current NAV every regular business day. The value of shares of a Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments. Each Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.
Options on securities and indices purchased by a Fund generally are valued at their last sales price on the exchange in the case of exchange-traded options; in the case of options traded in the OTC market, the Fund will seek a quote from broker-dealers and the option generally will be valued at the average of prices unless there is only one dealer, in which case that dealer’s price may be used. An exchange-traded futures contract will be valued based upon the first tick after the close of regular trading on the NYSE. Options on futures contracts traded on an exchange will be valued at the last trade price prior to the close of regular trading on the NYSE.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of credit default swaps will be marked to the price at which orders are then being filled (or, if the orders are being filled at different prices, the average of such prices). If no comparable trade has occurred, the Fund will seek a quote from three broker-dealers, and the swap will be valued at the average of the three prices so provided, unless it is concluded that any such quote does not represent fair value, in which case the swap will be valued at the average of the remaining prices.

The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by an independent third-party pricing service.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollar values at the rate at which local currencies can be sold to buy U.S. dollars as obtained from a third-party pricing service/vendor as set forth in the Funds’ procedures.
Illiquid securities, investments for which market quotations are not readily available, are fair valued as determined in good faith by the Advisor. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.
A Fund also may fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by pricing services as of a time that is prior to the time when the Funds determine their NAV. There can be no assurance in each case that significant events will be identified.
Proportions of a Fund's investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information. For underlying funds in which the Funds may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each underlying fund’s respective prospectus.
Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund could reasonably expect to receive upon the sale of the portfolio security or asset or the price at which the portfolio security or asset would trade if a reliable market quotation were readily available.
Purchase, Exchange and Redemption of Shares

For information on how to purchase, exchange and redeem shares of each share class, please see each Fund's Prospectus(es), as applicable. The information below supplements the information contained in the Prospectuses.
Minimum Investment Requirements
For information regarding the minimum investment requirements for purchases of Class A, Class C, Class H, Class P, and Institutional Class shares of the Funds, as applicable, please see each Fund's Prospectus. Each Fund reserves the right to modify its minimum investment requirements at any time, with or without prior notice to you. The Trust may redeem an account whose balance (due in whole or in part to redemptions) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares. However, a Fund will provide you with at least 30 days’ written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. The Trust also may charge an annual maintenance fee to an account whose balance has fallen below the minimum investment amount without prior notification.

Retirement Account Fees
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), SIMPLE, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), SIMPLE and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged. Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
Guggenheim Investments EIP and Employee Accounts are not subject to IRA maintenance or liquidation fees.
Tax Consequences
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.
Suspension of the Right of Redemption
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME, Chicago Board Options Exchange (“CBOE”), CBOT, or any foreign market where the Funds’ securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds’ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day’s NAV.
Holidays
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, and the CBOT are closed on weekends and on the following holidays: (i) New Year’s Day (the CBOT also will close on New Year’s Eve Day), Martin Luther King Jr. Day, Presidents’ Day, Good Friday (except for the Federal Reserve Bank of New York which is open on such day), Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays fall on a Sunday. In addition, the Federal Reserve Bank of New York is closed on Columbus Day and Veterans Day and the CBOT, NYSE and Nasdaq will close early (1 p.m., Eastern Time) on the day preceding Independence Day (July 3), the Friday following Thanksgiving, and on Christmas Eve day (the CBOT will close entirely on Christmas Eve day). Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.
Redemptions In-Kind
Each Fund intends to pay your redemption proceeds in cash, but may pay all or a portion of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you may pay brokerage costs to sell the securities distributed to you, and you may receive less for them than the price at which they were valued for purposes of redemption. During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by redeeming your shares in kind.

[page intentionally left blank]

Sales Charges, Reductions and Waivers

Initial Sales Charges/Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Class A Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You also may be charged a transaction or other fee by the financial institution managing your account.
Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.
Amount of Investment	Authorized Dealer Commission as % of Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than 1,000,000	1.75%
Greater than $1,000,000	1.00%
Reduced Sales Charges and Sales Charge Waivers. Eligible purchasers of Class A shares and Class C shares may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds. The availability of such sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have additional and different policies and procedures regarding the availability of certain share classes. In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for certain share classes eligible for sales charge waivers or discounts. If certain share classes or waivers and discounts are not available through a particular intermediary, shareholders may purchase Fund shares directly from the Fund or through another intermediary to receive the available waivers or discounts. Please see the Class A and Class C shares Prospectus for a description of waivers or discounts available through certain intermediaries.
Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish MUIS with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts (Group Purchases)
1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:
•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
•
solely controlled business accounts;
•
single participant retirement plans; or
•
endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers – provided they are not aggregated with individual accounts – also may be aggregated.
3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.
Some accounts cannot be aggregated. At the request of certain investment firms, some accounts are set up as “street name” or “nominee” accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm’s clients’ account information. Since MUIS has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.
Letters of Intent
You also may pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:
•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” in the Prospectus).
•
It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.
•
The offering price may be further reduced as described below above under “Rights of Accumulation” if MUIS is advised of all other accounts at the time of the investment.
•
Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased
•
Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.
•
Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.
•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.
•
MUIS will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment
•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.
•
To assure compliance with the provisions of the 1940 Act, MUIS will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.
•
If the intended investment is not completed, you will pay MUIS the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint MUIS as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.
Canceling the LOI
•
If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.
•
If at any time before completion the LOI Program you request MUIS to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, MUIS will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.
Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.
Calculation and Waiver of Contingent Deferred Sales Charges. Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of a Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
The contingent deferred sales charge is waived: (1) following the death or disability of a shareholder; (2) when the 1.00% sales commission was not paid to the intermediary at the time of purchase; (3) upon the redemption of the first 10% of shares sold within 12 months of purchase; (4) in connection with required minimum distributions in the case of an IRA, SARSEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Internal Revenue Code; and (5) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) “financial hardship” of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.
Systematic Withdrawal Plan
A Systematic Withdrawal Plan may be established by shareholders (except for Class P shareholders) who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Withdrawals under a Withdrawal Plan will generally be considered taxable events. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

Dividends, Distributions and Taxes

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from each Fund will be distributed as described in the Fund’s Prospectuses under “Dividends and Distributions,” provided, however, each Fund intends to make distributions at such times and in such amounts as necessary to comply with the distribution requirements of the Internal Revenue Code. A Fund may make additional distributions (i) to the extent necessary or advisable to preserve the status of the Fund as a RIC and (ii) to avoid imposition of income and excise taxes imposed by the Internal Revenue Code.
Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made herein to present a comprehensive and detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion in this SAI and in the Prospectuses is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of their particular tax situations and regarding specific questions as to federal, state, or local taxes.
Regulated Investment Company Status

A fund that qualifies as a RIC under Subchapter M of the Internal Revenue Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund timely distributes to the fund’s shareholders. Each Fund has elected and will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year, a Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income for such year (the “Distribution Requirement”), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders in a timely manner. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in "qualified publicly traded partnerships" (as defined below) (the “90% Test”). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).
In general, for purposes of the 90% Test described above, income derived from a partnership (or entities treated as partnerships for federal income tax purposes) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that generally derives less than 90% of its income from the 90% Test described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirements under Section 7704(c)(2) of the Internal Revenue Code. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of meeting the Asset Test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Asset Test described above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the Asset Test above.
If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as dividends to its shareholders to the extent of a Fund’s current and accumulated earnings and profits, unless certain requirements are met for the dividends-received deduction for corporate shareholders or qualified dividend income (taxable at lower rates) for non-corporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year (as calculated for federal income tax purposes) in which the Fund failed to qualify for tax treatment as a RIC. If a Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In certain circumstances, the Funds may be required to liquidate portfolio holdings in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor might not otherwise have chosen to do so. The liquidation of portfolio holdings in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Generally, the Fund may not carry forward any losses other than net capital losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Internal Revenue Code. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Distributions to Shareholders

Each Fund intends to distribute to shareholders substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.
If a Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which for non-corporate shareholders is subject to tax at reduced rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States).
In order for some portion of the dividends received by a Fund’s shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stock, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions received by a Fund from an underlying fund taxable as a RIC (including an ETF that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such underlying fund. The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Internal Revenue Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by IRS.
If a Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for federal income tax purposes), all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.
The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.
Net Investment Income Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Sales, Redemptions and Exchanges

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal income tax purposes (and may be taxable for state tax purposes). In general, if you hold your shares as a capital asset, gain or loss realized on a sale, redemption or exchange will be capital gain or loss and will be classified as long-term or short-term, depending on the length of the time shares have been held.
All or a portion of any loss realized by an investor upon the redemption of Fund shares will be disallowed to the extent that the investor purchases (or enters into a contract or option to purchase) shares by the investor within a period of 61 days (beginning 30 days before and ending 30 days after the redemption). This loss disallowance rule will apply if shares are purchased through the reinvestment of dividends during the 61-day period. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Special Tax Considerations

Each Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.
Under the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.
With respect to any investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Funds will be required to include as part of their current income the imputed interest on such obligations even though the Funds may not have received any interest payments on such obligations during that period. Because the Funds intend to distribute all of their net investment income to their shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on a Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the 90% Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Options Transactions by the Funds

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund’s holding period for the underlying security or underlying futures contract.
With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.
Each Fund, in its operations, may utilize options on securities indices. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.
The trading strategies of each of the Funds involving nonequity options on securities indices may constitute “straddle” transactions. “Straddles” may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each Fund will also have available a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each such Fund intends to utilize the tax treatment that, in the Fund’s judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.
Certain Foreign Currency Tax Issues

A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.
As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.
Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.
A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Internal Revenue Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Funds.
Back-Up Withholding

In certain cases a Fund will be required to withhold (as “backup withholding”) and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%.
Tax Implications of Investment in the Subsidiaries

As described in the Funds’ Prospectuses, each Fund currently gains most of its exposure to the commodities markets through its Subsidiary's investments in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts, and swap contracts. Each Fund intends to invest up to 25% of its assets in its Subsidiary, which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirement under Subchapter M of the Internal Revenue Code.
Each Fund has received a private letter ruling from the IRS that concludes that income from the Fund’s investment in its Subsidiary will be qualifying income under the 90% Test. The “Subpart F” income (as defined in Section 951 of the Internal Revenue Code to include passive income, including income from commodity-linked derivatives) of each Fund attributable to its investment in its Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Each Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and accordingly to be treated as “qualifying income.” The Advisor intends to conduct each Fund’s investments in its Subsidiary in a manner consistent with the terms and conditions of its private letter ruling and applicable Treasury regulations, and will monitor each Fund's investment in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary in accordance with the Asset Test.
Each Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as each Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which each Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiaries’ securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the Safe Harbor or if the Subsidiaries’ gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiaries may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.
Each Fund wholly owns its respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Funds are each a U.S. person that will own all of the stock of its Subsidiary, the Funds will each be a “U.S. Shareholder” and the Subsidiaries will each be a CFC. As a “U.S. Shareholder,” each Fund will be required to include in its gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income” (defined, in part, below) and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. The Funds’ recognition of the Subsidiaries’ “subpart F income” or GILTI will increase the Funds’ tax basis in the Subsidiaries. Distributions by the Subsidiaries to the Funds will be tax-free, to the extent of their previously undistributed “subpart F income,” and will correspondingly reduce the Funds’ tax basis in the Subsidiaries, and any distributions in excess of a Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Fund’s shares of the Subsidiary will not be currently recognized. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income.
Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in its Subsidiary and recognizes “Subpart F” income or GILTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. A Fund will not receive any credit in respect of any non-U.S. tax borne by the Subsidiary.
Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payment from their retirement account.
Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN, or other applicable form, certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. This 30% withholding tax generally will not apply to net capital gains distributions or to redemption proceeds.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
Tax Shelter Reporting Obligations

If a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC, such as a Fund, are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State Taxes

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal income tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. It is expected that a Fund will not be liable for any excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in Government National Mortgage Association or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should consult your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.
Other Information

Portfolio Holdings
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of shareholders, and address conflicts of interest between the interests of shareholders and those of the Advisor, Distributor, or any affiliated person of the Funds, the Advisor, or the Distributor.
Information concerning the Funds’ portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Funds’ administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds’ current registration statement. As of December 31, 2023, the Funds disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:
Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	1-10 calendar days
Lipper	Monthly	1-10 calendar days
Bloomberg	Monthly	1-10 calendar days
Thompson Financial	Quarterly	1-10 calendar days
Standard & Poor’s	Quarterly	1-10 calendar days
Vickers Stock Research	Quarterly	1-10 calendar days
Institutional Shareholder Services	Weekly	1-5 business days
FactSet	Monthly	1-10 calendar days
The Funds’ Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, also may grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (i.e., the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the “portfolio holdings governing policies”) by the Funds’ Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the portfolio holdings governing policies at any time and from time to time without prior notice in their sole discretion. For purposes of the portfolio holdings governing policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Funds and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Funds.
In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds will also publish a complete list of their quarter-end portfolio holdings on their website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.
Voting Rights
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders will receive one vote for every full Fund share owned. Each Fund or class of a Fund, as applicable, will vote separately on matters relating solely to that Fund or class. Each Fund’s shares are freely transferable.
As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
Reporting
As a shareholder of a Fund, you will receive the unaudited financial information and audited financial statements for that Fund. In addition, the Trust will send you proxy statements and other reports related to the Fund in which you own shares. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.
Shareholder Inquiries
Shareholders may visit the Trust’s website at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.
Index Publisher Information

Commodities Strategy Fund
Standard & Poor’s (the “Index Publisher”) does not sponsor, endorse, sell or promote the Commodities Strategy Fund and makes no representation or warranty, implied or express, to the investors in the Commodities Strategy Fund, or any members of the public, regarding:
•
the advisability of investing in index funds;
•
the ability of any index to track stock market performance;
•
the accuracy and/or the completeness of the aforementioned indices or any data included therein;
•
the results to be obtained by the Commodities Strategy Fund, the investors in the Commodities Strategy Fund, or any person or entity from the use of the indices or data included therein; and
•
the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.
Further, the Index Publisher does not:
•
Recommend that any person invest in the Commodities Strategy Fund or any other securities;
•
Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Commodities Strategy Fund, including calculation of NAV;

•
Have any responsibility or liability for the administration, management or marketing of the Commodities Strategy Fund;
•
Consider the needs of the Commodities Strategy Fund or the investors in the Commodities Strategy Fund in determining, composing or calculating the indexes or has any obligation to do so;
•
Will have any liability in connection with the Fund or for any errors, omissions or interruptions in connection with the indexes or the related data;
•
Will be liable for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.
Legal Counsel

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, District of Columbia 20004, serves as legal counsel to the Funds.
Independent Registered Public Accounting Firm

The Trust's independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Tysons, Virginia 22102, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports, prepares the Funds' federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.  The Subsidiaries also have entered into arrangements with Ernst & Young LLP to serve as each Subsidiary’s independent registered public accounting firm.
Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records. The Custodian also serves as the custodian for the Subsidiaries.
Financial Statements

The Funds’ audited financial statements for the fiscal year ended December 31, 2023, including notes thereto and the reports of Ernst & Young LLP, are incorporated by reference into this SAI. A copy of the Funds’ 2023 Annual Reports to Shareholders must accompany the delivery of this SAI.

Appendix A

Description of Ratings
Bond Ratings
Below is a description of S&P Global Ratings and its affiliates (collectively, “S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) bond rating categories.
S&P Global Ratings
Long-Term Issue Credit Ratings*
AAA—An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D—An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
*
The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1—A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
For more information on S&P's ratings, please visit S&P's website at www.standardandpoors.com.
Moody’s Investors Service, Inc.
Corporate Bond Ratings
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities also may be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
For more information on long-term ratings assigned to obligations in default, please visit Moody’s website at www.moodys.com.
Fitch Ratings, Inc.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.
CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
the formal announcement by the issuer or their agent of a distressed debt exchange;
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
the selective payment default on a specific class or currency of debt;
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B

Control Persons and Principal Holders of Securities
As of April 1, 2024, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. Persons owing of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act.
Class A Shares
Fund	Name	Address	Percentage of Ownership
Commodities Strategy Fund	Stephen H. Karshbaum	Address Intentionally Omitted	33.20%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	24.51%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	11.72%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	9.13%
	Muriel Siebert & Co., Inc.	Address Intentionally Omitted	7.31%
Managed Futures Strategy Fund	NFS LLC FEBO Mutual Funds Fractional	200 Liberty Street New York, NY 10281	19.35%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza New York, NY 10004	18.60%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	10.44%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	9.76%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	9.24%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	6.76%
Multi-Hedge Strategies Fund	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza New York, NY 10004	32.29%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	14.17%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	11.98%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	7.06%
	American Enterprises Investment Services Inc.	707 2nd Avenue South Minneapolis, MN 55402	6.22%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	5.23%
Class C Shares
Fund	Name	Address	Percentage of Ownership
Commodities Strategy Fund	Vincent P. Quigley	Address Intentionally Omitted	61.32%
	Vanguard Brokerage Services	100 Vanguard Boulevard Malvern, PA 19355	17.87%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	5.96%

Fund	Name	Address	Percentage of Ownership
Managed Futures Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	48.96%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	20.54%
	LPL Financial	4707 Executive Drive San Diego, CA 92121	18.97%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	5.36%
Multi-Hedge Strategies Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	41.01%
	Wells Fargo Clearing Services, LLC FEBO Customers	2801 Market Street St. Louis, MO 63103	23.57%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	16.27%
	American Enterprises Investment Services Inc.	707 2nd Avenue South Minneapolis, MN 55402	7.30%
Class H Shares
Fund	Name	Address	Percentage of Ownership
Commodities Strategy Fund	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	29.44%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza New York, NY 10004	25.13%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	20.81%
Class P Shares
Fund	Name	Address	Percentage of Ownership
Managed Futures Strategy Fund	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	22.26%
	UMB Bank N.A. FEBO Customers	One Security Place Topeka, KS 66636	20.85%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza New York, NY 10004	18.53%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	16.98%
	Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399	5.77%
Multi-Hedge Strategies Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	32.33%
	UMB Bank N.A. FEBO Customers	One Security Place Topeka, KS 66636	32.21%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	9.60%
	Vanguard Brokerage Services	100 Vanguard Boulevard Malvern, PA 19355	5.24%
	Morgan Stanley Smith Barney LLC FEBO Customers	1 New York Plaza New York, NY 10004	5.03%

Institutional Shares
Fund	Name	Address	Percentage of Ownership
Managed Futures Strategy Fund	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	75.69%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	10.81%
	Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	7.13%
Multi-Hedge Strategies Fund	LPL Financial	4707 Executive Drive San Diego, CA 92121	32.95%
	National Financial Services LLC FEBO Customers	499 Washington Boulevard Jersey City, NJ 07310	32.00%
	UBS Financial Services Inc. FEBO Customers	1000 Harbor Boulevard Weehawken, NJ 07086	13.27%
	Charles Schwab & Co. Inc. FEBO Customers	211 Main Street San Francisco, CA 94105	11.09%
	American Enterprises Investment Services Inc.	707 2nd Avenue South Minneapolis, MN 55402	5.91%

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(1)
Certificate of Trust dated February 10, 1993 of Rydex Series Funds (the “Registrant” or the “Trust”) is
incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 27 to the Registrant’s
Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000906287-96-000141 on October 30,
1996.

	(2)
Registrant’s Amended and Restated Declaration of Trust dated as of August 27, 2020 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001193125-21-144374 on April 30, 2021.

(b)
Registrant’s Amended and Restated Bylaws dated as of August 27, 2020 are incorporated herein by reference to
Exhibit (b) to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement on Form N-1A
(File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001193125-21-144374 on April 30, 2021.

(c)		Not applicable.

(d)	(1)
Advisory Agreement dated March 1, 2012 between the Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 112 to the Registrant’s Registration
Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession
No. 0001193125-12-196774 on April 30, 2012.

	(2)
Schedule A, revised as of December 1, 2015, to the Advisory Agreement dated March 1, 2012 between the
Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (d)(2) to Post-Effective
Amendment No. 146 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-15-009014 on December 1, 2015.

	(3)
Amendment, dated May 21, 2018, to the Advisory Agreement dated March 1, 2012 between the Registrant and
Security Investors, LLC is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No.
187 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-18-009776 on July 30, 2018.

(e)	(1)
Distribution Agreement dated March 1, 2012, as amended and restated September 1, 2013, between the
Registrant and Guggenheim Distributors, LLC (now, Guggenheim Funds Distributors, LLC) is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 128 to the Registrant’s Registration
Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession
No. 0001445305-14-001606 on April 30, 2014.

	(2)
Amendment No. 1, dated February 28, 2014, to the Distribution Agreement dated March 1, 2012, as amended and restated September 1, 2013, between the Registrant and Guggenheim Funds Distributors, LLC is
incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 212 to the Registrant’s
Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via
EDGAR Accession No. 0001628280-20-005689 on April 28, 2020.

(f)		Not applicable.

(g)	(1)
Custody Agreement dated October 16, 2009 between the Registrant and U.S. Bank, National Association is
incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 94 to the Registrant’s
Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via
EDGAR Accession No. 0000950123-10-006178 on January 28, 2010.

(2)
Revised Fee Schedule to the Custody Agreement dated October 16, 2009 between the Registrant and U.S.
Bank, National Association is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment
No. 116 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as
filed with the SEC via EDGAR Accession No. 0001193125-12-322802 on July 30, 2012.

(3)
Amended and Restated Foreign Custody Manager Agreement dated April 24, 2008 between the Registrant and
U.S. Bank, National Association is incorporated herein by reference to Exhibit (g)(3) to Post-Effective
Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0000935069-08-001345 on May 30, 2008.

(4)
Schedule II, as revised August 18, 2014, to the Amended and Restated Foreign Custody Manager Agreement
dated April 24, 2008 between the Registrant and U.S. Bank, National Association is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001445305-14-005287 on November 26, 2014.

(h)	(1)
Amended and Restated Open-End Fund Accounting and Administration Agreement dated October 24, 2022 by and between the Registrant, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim
Variable Funds Trust, Rydex Dynamic Funds, Rydex Variable Trust, Transparent Value Trust, and MUFG
Investor Services (US), LLC is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment
No. 285 to Guggenheim Funds Trust’s Registration Statement on Form N-1A (File Nos. 002-19458 and
811-01136), as filed with the SEC via EDGAR Accession No. 0001193125-23-017681 on January 27, 2023.

(2)
Amendment, dated December 13, 2023, to the Open-End Fund Accounting and Administration Agreement is
incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 286 to Guggenheim Funds
Trust’s Registration Statement on Form N-1A (File Nos. 002-19458 and 811-01136), as filed with the SEC via
EDGAR Accession No. 0001193125-24-016994 on January 29, 2024.

(3)
Amended and Restated Transfer Agency Agreement dated October 24, 2022 by and between the Registrant,
Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex
Dynamic Funds, Rydex Variable Trust, Transparent Value Trust, and MUFG Investor Services (US), LLC is
incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 285 to Guggenheim Funds
Trust’s Registration Statement on Form N-1A (File Nos. 002-19458 and 811-01136), as filed with the SEC via
EDGAR Accession No. 0001193125-23-017681 on January 27, 2023.

(4)
Investment Management Agreement dated March 1, 2012 between the Rydex Series Managed Futures Strategy
CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(7) to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(5)
Investment Management Agreement dated March 1, 2012 between the Rydex Series Multi-Hedge Strategies
CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(9) to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(6)
Investment Management Agreement dated March 1, 2012 between the Rydex Series Commodities Strategy
CFC and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(10) to Post-Effective
Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-12-196774 on April 30, 2012.

(7)
Amended and Restated Expense Limitation Agreement dated November 15, 2023 between the Registrant and
Security Investors, LLC, relating to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, is filed herewith.

(8)
Expense Reimbursement and/or Waiver Agreement dated August 1, 2022 between the Registrant and Security
Investors, LLC is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 219 to
the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the
SEC via EDGAR Accession No. 0001193125-22-206847 on July 29, 2022.

(9)
Expense Reimbursement and/or Waiver Agreement dated August 1, 2022 between the Registrant and Security
Investors, LLC is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 219 to
the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the
SEC via EDGAR Accession No. 0001193125-22-206847 on July 29, 2022.

(10)
Second Expense Reimbursement and/or Waiver Agreement dated August 1, 2023 between the Registrant and
Security Investors, LLC is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No.
221 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001193125-23-199230 on July 31, 2023.

(11)
Amended and Restated Fund of Funds Waiver Agreement dated November 18, 2021 between the Registrant and Security Investors, LLC is incorporated herein by reference to Exhibit (h)(12) to Post-Effective
Amendment No. 75 to Rydex Variable Trust’s Registration Statement on Form N-1A (File Nos. 333-57017 and
811-08821), as filed with the SEC via EDGAR Accession No. 0001193125-22-043494 on February 15, 2022.

(12)
Form of (CEFs) Guggenheim Funds Rule 12d1-4 (Acquiring Fund) Fund of Funds Investment Agreement is
incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 75 to Rydex Variable
Trust’s Registration Statement on Form N-1A (File Nos. 333-57017 and 811-08821), as filed with the SEC via
EDGAR Accession No. 0001193125-22-043494 on February 15, 2022.

(13)
Form of (OEFs/ETFs) Guggenheim Funds Rule 12d1-4 (Acquiring Fund) Fund of Funds Investment
Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 75 to
Rydex Variable Trust’s Registration Statement on Form N-1A (File Nos. 333-57017 and 811008821), as filed with the SEC via EDGAR Accession No. 0001193125-22-043494 on February 15, 2022.

(i)	(1)
Opinion regarding legality of shares, relating to each series of the Trust (with the exception of the Commodities
Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement on
Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No.
0001193125-22-206847 on July 29, 2022.

	(2)	Opinion regarding legality of shares, relating to the Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, is filed herewith.

(j)		Consent of independent registered public accounting firm, Ernst & Young LLP, is filed herewith.

(k)		Not applicable.

(l)		Not applicable.

(m)	(1)
Amended and Restated Distribution and Shareholder Services Plan dated August 28, 2000 for Class C shares is incorporated herein by reference to Exhibit (m)(11) to Post-Effective Amendment No. 43 to the Registrant’s
Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via
EDGAR Accession No. 0000912057-01-525748 on July 30, 2001.

	(2)
Amendment, dated May 21, 2001, to the Amended and Restated Distribution and Shareholder Services Plan
dated August 28, 2000 for Class C shares is incorporated herein by reference to Exhibit (m)(12) to Post-
Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692
and 811-07584), as filed with the SEC via EDGAR Accession No. 0000912057-01-525748 on July 30, 2001.

	(3)
Amendment, dated December 1, 2015, to the Amended and Restated Distribution and Shareholder Services
Plan dated August 28, 2000 for Class C shares is incorporated herein by reference to Exhibit (m)(3) to Post-
Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692
and 811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-15-009014 on
December 1, 2015.

	(4)
Distribution Plan dated February 25, 2000 for Class H shares is incorporated herein by reference to Exhibit
(m)(11) to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File
Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0000912057-00-034316 on
August 2, 2000.

	(5)
Amendment, dated December 1, 2015, to the Distribution Plan dated February 25, 2000 for Class H shares is incorporated herein by reference to Exhibit (m)(5) to Post-Effective Amendment No. 146 to the Registrant’s
Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via
EDGAR Accession No. 0001628280-15-009014 on December 1, 2015.

	(6)
Distribution Plan dated November 5, 2001 for Class A shares is incorporated herein by reference to Exhibit
(m)(8) to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File
Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0000935069-05-001236 on
May 24, 2005.

	(7)
Amendment, dated December 1, 2015, to the Distribution Plan dated November 5, 2001 for Class A shares is incorporated herein by reference to Exhibit (m)(7) to Post-Effective Amendment No. 146 to the Registrant’s
Registration Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via
EDGAR Accession No. 0001628280-15-009014 on December 1, 2015.

	(8)
Distribution Plan for Class P Shares is incorporated herein by reference to Exhibit (m)(8) to Post-Effective
Amendment No. 140 to the Registrant’s Registration Statement on Form N-1A (File Nos. 033-59692 and
811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-15-003146 on April 30, 2015.

(n)
Rule 18f-3 Multiple Class Plan dated August 28, 2000, as amended and restated May 26, 2021, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 217 to the Registrant’s Registration
Statement on Form N-1A (File Nos. 033-59692 and 811-07584), as filed with the SEC via EDGAR Accession
No. 0 001193125-21-229064 on July 29, 2022.

(o)		Not applicable.

(p)
Combined Code of Ethics of the Trust, Security Investors, LLC and Guggenheim Funds Distributors, LLC,
dated January 1, 2024, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No.
286 to Guggenheim Funds Trust’s Registration Statement on Form N-1A (File Nos. 002-19458 and 811
01136), as filed with the SEC via EDGAR Accession No. 0001193125-24-016994 on January 29, 2024.

(q)
Powers of Attorney for Trustees dated November 13, 2019 are incorporated herein by reference to Exhibit (q)
to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File Nos.
033-59692 and 811-07584), as filed with the SEC via EDGAR Accession No. 0001628280-20-005689 on
April 28, 2020.

EX-101.INS	XBRL Instance Document – the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
Item 29. Persons Controlled By or Under Common Control with Registrant.
As of the date of this Registration Statement, the Commodities Strategy Fund, Multi-Hedge Strategies Fund, and Managed Futures Strategy Fund (each, a “Parent Fund”) owned 100% of the Rydex Series Commodities Strategy CFC, Rydex Series Multi-Hedge Strategies CFC, and Rydex Series Managed Futures Strategy CFC, respectively, each an exempted company organized under Cayman Islands law (each, a “Subsidiary”). Each Subsidiary’s financial information is reported on a consolidated basis with that of its Parent Fund.
Item 30. Indemnification
The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of March 13, 1993, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:
(a)
no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;
(b)
officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and
(c)
expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.
The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser.
Security Investors, LLC (“Security Investors”) serves as investment advisor for each series of the Trust. Security Investors is primarily engaged in the provision of investment advisory and management services to mutual funds and private accounts. The directors and officers of Security Investors consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, none of the directors or executive officers of Security Investors is or has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years. Information as to the executive officers and directors of Security Investors is included in its Form ADV as filed with the SEC (File No. 801-8008) pursuant to the Investment Advisers Act of 1940, as amended.
Item 32. Principal Underwriters
(a)
Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Transparent Value Trust.
(b)
The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

Name and Principal Address	Position and Offices with Underwriter	Position and Offices with Registrant
Dominick Cogliandro 42-40 Bell Boulevard, Suite 505 Bayside, New York 11361	Chief Operating Officer, Unit Investment Trust Business	None
Dina DiLorenzo 330 Madison Avenue, 11th Floor New York, New York 10017	President of the Broker Dealer, Guggenheim Funds Distributors, LLC	None
Julie Jacques One Security Benefit Place Topeka, Kansas 66636	Chief Financial Officer and Treasurer	None
Amy J. Lee 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	General Counsel, Secretary, and Senior Managing Director	Trustee, Vice President and Chief Legal Officer
Dennis R. Metzger 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	Chief Compliance Officer	None
Elisabeth A. Miller 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	Senior Managing Director	Chief Compliance Officer
Christopher V. Parisi 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850	Head of Distribution, Senior Managing Director	None

Item 33. Location of Accounts and Records
Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by:
Cyxtera

350 E Cermak Road
Chicago, Illinois 60616
1919 Park Avenue

Weehawken, New Jersey 07086
Guggenheim Investments

222 Berkeley Street, 11th Floor
Boston, Massachusetts 02116
800 SW Jackson Street

Topeka, Kansas 66612
100 Wilshire Boulevard

Santa Monica, California 90401
227 West Monroe Street

Chicago, Illinois 60606
Institutional Shareholder Services, Inc.
702 King Farm Boulevard, Suite 400

Rockville, Maryland 20850
Iron Mountain

1 Federal Street, Suite 600
Boston, Massachusetts 02110
MUFG Investor Services (US), LLC

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
Security Investors, LLC

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
330 Madison Avenue, 10th Floor

New York, New York 10017
9401 Indian Creek Parkway, Suite 850

Overland Park, Kansas 66210
Star Compliance

9200 Corporate Boulevard, Suite 440
Rockville, Maryland 20850
U.S. Bank, National Association

425 Walnut Street
Cincinnati, Ohio 45202
Item 34. Management Services
There are no management-related service contracts not discussed in Parts A and B.

Item 35. Undertakings
1.
The Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund undertake they will not use the Rydex Series Commodities Strategy CFC, Rydex Series Managed Futures Strategy CFC and Rydex Series Multi-Hedge Strategies CFC, respectively (the “Subsidiaries”), to evade the provisions of the Investment Company Act of 1940 (the “1940 Act”) or the Investment Advisers Act of 1940.
2.
The Subsidiaries undertake that the assets of the Subsidiaries will be maintained at all times in accordance with the requirements of section 17(f) of the 1940 Act.
3.
The Subsidiaries undertake that they will maintain duplicate copies of their books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of section 31 of the 1940 Act and the rules thereunder.
4.
The Subsidiaries undertake that they will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.
5.
The Subsidiaries undertake that they will consent to the jurisdiction of the United States courts and the SEC over it.
The Rydex Series Commodities Strategy CFC, Rydex Series Managed Futures Strategy CFC and Rydex Series Multi-Hedge Strategies CFC have duly caused this Registration Statement of Rydex Series Funds, with respect only to the information that specifically relates to the Rydex Series Commodities Strategy CFC, Rydex Series Managed Futures Strategy CFC and Rydex Series Multi-Hedge Strategies CFC, respectively, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Rockville, State of Maryland on the 29th day of April, 2024.
RYDEX SERIES COMMODITIES STRATEGY CFC RYDEX SERIES MANAGED FUTURES STRATEGY CFC RYDEX SERIES MULTI-HEDGE STRATEGIES CFC

By:	/s/ Amy J. Lee
Amy J. Lee, Director
This Registration Statement of Rydex Series Funds, with respect only to the information that specifically relates to the Rydex Series Commodities Strategy CFC, Rydex Series Managed Futures Strategy CFC and Rydex Series Multi-Hedge Strategies CFC, has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ James M. Howley	Director	April 29, 2024
James M. Howley

/s/ Amy J. Lee	Director	April 29, 2024
Amy J. Lee

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 29th day of April 2024.
Rydex Series Funds

By:	/s/ Brian E. Binder
Brian E. Binder President, Chief Executive Officer and Principal Executive Officer
Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Randall C. Barnes*	Member of the Board of Trustees	April 29, 2024
Randall C. Barnes
/s/ Angela Brock-Kyle*	Member of the Board of Trustees	April 29, 2024
Angela Brock-Kyle
/s/ Amy J. Lee	Member of the Board of Trustees	April 29, 2024
Amy J. Lee
/s/ Thomas F. Lydon, Jr.*	Member of the Board of Trustees	April 29, 2024
Thomas F. Lydon, Jr.
/s/ Ronald A. Nyberg*	Member of the Board of Trustees	April 29, 2024
Ronald A. Nyberg
/s/ Sandra G. Sponem*	Member of the Board of Trustees	April 29, 2024
Sandra G. Sponem
/s/ Ronald E. Toupin, Jr.*	Chair and Member of the Board of Trustees	April 29, 2024
Ronald E. Toupin, Jr.
/s/ James M. Howley	Chief Financial Officer, Chief Accounting Officer, Principal Financial Officer and Accounting Officer, and Treasurer	April 29, 2024
James M. Howley
/s/ Amy J. Lee
* Amy J. Lee, Attorney-in-Fact, pursuant to power of attorney

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.H7	Amended and Restated Expense Limitation Agreement dated November 15, 2023 between the Registrant and Security Investors, LLC, relating to the Monthly Rebalance NASDAQ-100® 2x Strategy Fund

EX-99.I2	Opinion regarding legality of shares, relating to the Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund

EX-99.J	Consent of independent registered public accounting firm, Ernst & Young LLP

101.INS	XBRL Instance – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document